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Table of Contents of Proxy Statement
Table of Contents of Financial Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
IQUNIVERSE, INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IQUNIVERSE, INC.

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, NOVEMBER 18, 2002

        A Special Meeting of Shareholders of IQUniverse, Inc., (the "Company") will be held in the Banquet Room, Neisen's Sports Bar, 4851 W. 123rd, Savage, Minnesota (one block south of Hwy 13 and the Phillips 66 Station) on Monday, November 18, 2002, at 4:00 p.m. local time for the following purposes:

  1)
  The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of capital stock.

  2)
  The approval of an amendment to the Statement of Designation of Rights and Limitations authorizing the Series B Convertible Preferred Stock. Said amendment will eliminate the liquidation preferences granted Series B holders.

  3)
  The approval of an amendment to the Statement of Designation of Rights and Limitations authorizing the Series C Convertible Preferred Stock. Said amendment will eliminate the liquidation preference granted Series C holders.

  4)
  To act upon any other business as may properly come before the Special Meeting.

        All shareholders of record of each of the Company's classes of stock at the close of business on September 30, 2002 will be entitled to vote at the Special Meeting.

By Order of the Board of Directors,
By:	/s/ PAUL D. CRAWFORD Paul D. Crawford, Secretary

Minneapolis, Minnesota
October 23, 2002

        To assure your representation at the meeting, please sign, date and return your proxy on the enclosed proxy card whether or not you expect to attend in person. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

Table of Contents of Proxy Statement

Introduction
Voting
Dissenters' Rights
Risk Factors
Summary of the Acquisition and Acquisition Agreement
Proposals 1, 2 and 3
Background of and Reasons for the Acquisition
Accounting Treatment
Status of IQUniverse Shares to be Issued in the Acqusition
Business of Wireless Ronin
Business Model of Wireless Ronin
Current Management of Wireless Ronin
Principal Shareholders of IQUniverse
Financial Statements

Exhibits to Proxy Statement:

A.
Amended and Restated Acquisition Agreement and Plan of Reorganization

B.
Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act Regarding Dissenters' Rights

C.
Opinion of Independent Certified Public Accountants

October 23, 2002

IQUNIVERSE, INC.
65 Main Street SE, Suite 141 Minneapolis, MN 55414

PROXY STATEMENT

INTRODUCTION

        This proxy statement is furnished by and on behalf of the Board of Directors of IQUniverse, Inc., a Minnesota Corporation (the "Company" or "IQUniverse") in connection with solicitation of proxies for use at the Company's Special Meeting of Shareholders (the "Special Meeting"), and at any postponements thereof. The Special Meeting will be held at 4:00 p.m., on November 18, 2002 at Neisen's Sports Bar, one block south of Hwy 13 in Savage, Minnesota and at any adjournments or postponements thereof. Only shareholders of record at the close of business on September 30, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. There were 649,386 shares of common stock issued and outstanding as of the Record Date as well as 88,160 shares of Series B Convertible Preferred Stock and 200,000 shares of Series C Convertible Preferred Stock.

        The Company is bearing the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. Proxies will be furnished by mail and may be solicited by directors, officers and other employees of the Company, without additional compensation, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares of both common stock and preferred stock as of the Record Date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice.

        A copy of our annual report on Form 10KSB for the fiscal year ended March 31, 2002 and our quarterly report on Form 10QSB for the quarter ended June 30, 2002 shall be mailed to each shareholder with this Proxy Statement. The Form 10KSB includes information about our operations during the year and our audited fiscal year financial statements. The Form 10QSB provides unaudited financial statements at June 30, 2002. Except to the extent they are incorporated by reference in this Proxy Statement, the Form 10KSB and the Form 10QSB do not constitute soliciting material in connection with the proxy requested by the Company for the Special Meeting.

        At the Special Meeting, IQUniverse shareholders will be asked to consider and vote upon the following proposals:

  1)
  The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of capital stock from 1,000,000 to 100,000,000 shares.

  2.
  The approval of an amendment to the Statement of Designation of Rights and Limitations authorizing the Series B Convertible Preferred Stock. Said amendment will eliminate the liquidation preferences granted Series B holders.

  3.
  The approval of an amendment to the Statement of Designation of Rights and Limitations authorizing the Series C Convertible Preferred Stock. Said amendment will eliminate the liquidation preference granted Series C holders.

        All of the foregoing proposals relate, in whole or in part, directly to the proposed acquisition of the assets and assumption of certain liabilities of Wireless Ronin Technologies, Inc. ("Wireless Ronin"). The acquisition of Wireless Ronin is contingent upon the passing of all of these proposals, thus a vote in favor of the proposals is indirect approval of the proposed acquisition. No separate shareholder vote on the acquisition per se is required.

        A copy of the audited financial statements of Wireless Ronin for the fiscal year ended March 31, 2002 and the unaudited financial statements of Wireless Ronin for the quarter ended June 30, 2002 are included in the Financial Statement portion of this Proxy Statement beginning on Page F-1

        The IQUniverse Board of Directors has unanimously approved and adopted the Amended and Restated Acquisition Agreement and Plan of Reorganization between IQUniverse, IQAcquisition Corp., Wireless Ronin and John Behr as majority shareholder (the "Acquisition"), which is summarily described herein and a copy of which is annexed hereto as Exhibit B. Accordingly, the board unanimously recommends that shareholders vote for the proposals which will in turn enable the Acquisition to go forward.

        Holders of the Company's Series B Convertible Preferred Stock and Series C Convertible Preferred Stock are entitled to Dissenters' Rights under Minnesota law. Please see the Dissenters' Rights portion of this Proxy Statement.

        Additional information regarding the proposals is set forth in this Proxy Statement and the exhibits hereto, which you are urged to read carefully in their entirety including

VOTING

        A majority of the outstanding shares of record, represented in person or by proxy, will constitute a quorum at the meeting. Common Shareholders of record as of the Record Date are entitled to one vote for each share held on all matters to come before the meeting, each share of Series B Convertible Preferred Stock entitles the holder of record to one (1) vote, and each share of Series C Convertible Preferred Stock entitles the holder of record to twelve and one-half (12 1/2) votes.

        For Proposal 1, the holders of a majority of the voting power entitled to vote on any matter coming before the Special Meeting (which includes both common stock and preferred stock voting on an as if converted basis) for a vote of the shareholders generally, represented in person or by proxy, will constitute a quorum for the purpose of voting on such proposal. Proposal 1 shall be approved if a majority of the quorum vote in favor of Proposal 1.

        On Proposals 2 and 3, the same vote above is required. Additionally, each series of preferred stock will vote separately on the Proposal which affects them. Proposal 2 shall be approved if a majority of the Series B preferred stock voting as a class vote in favor of Proposal 2, provided that a quorum is represented (majority). Proposal 3 shall be approved if 66 2/3% of the Series C preferred stock voting as a class vote in favor of Proposal 3.

        The Inspector of Elections for the meeting will count all proxies that are returned to determine the presence of a quorum and the outcome of each issue to be voted on. An abstention from voting or a broker non-vote will not be counted in the voting process. The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, they will be voted as recommended by the Board of Directors. Shareholders may revoke any proxy before it is voted by attending the meeting and voting in person, by executing a new proxy with a later date and delivering it to the Secretary of the Company, or by giving written notice of revocation to the Secretary of the Company.

DISSENTERS' RIGHTS

        Preferred Shareholders Have Dissenters' Rights.    Each holder of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock (the "Preferred Shareholders") of the Company has the right to dissent from the proposed amendment to the Company's Articles of Incorporation eliminating the liquidation rights associated with their preferred stock (the "Amendments") and to elect to comply with the procedures established pursuant to Section 302A.473 of the Minnesota Statutes to obtain payment for the "fair value" of their preferred stock.

        A Preferred Shareholder may dissent and receive cash equal to the "fair value" of their shares (or, if we do not have available cash, may become our unsecured creditors for these amounts) in exchange for cancellation of their shares. The term "fair value" means the value of the preferred stock in the Company immediately before the effective time of the Amendments and may be less than, equal to or greater than the original purchase price of the shares.

        This summary is not exhaustive, and Preferred Shareholders should read Sections 320A.471 and 302A.473 of the Minnesota Business Corporation Act a copy of which is annexed hereto as Exhibit C. If you are contemplating the possibility of dissenting from voting in favor of the Amendments, you should carefully review the text of the attached statutes, particularly the procedural steps required to perfect dissenters' rights, which are complex. You should also consult your legal counsel. If you do not fully comply with the procedural requirements of the statute, you will lose your dissenters' rights.

        Requirements For Exercising Appraisal Rights.    Preferred Shareholders who desire to exercise their dissenters' rights must file a written notice of intent to demand fair value for their shares with us before the shareholder vote is taken to approve the Amendments. Preferred Shareholders of both Series B and Series C preferred stock must indicate which of the series you are dissenting with respect to, or whether you are dissenting as to both. If your notice is silent on this point and you are a shareholder of both series, we will treat your notice as an election to dissent as to both series. Your written demand is in addition to and separate from any proxy or vote against approval of the Amendments. You must not vote your shares in favor of the proposed Amendments and you must follow the statutory procedures for perfecting dissenters' rights, which are described below. If you do not satisfy all of these conditions, you cannot exercise dissenters' rights and will be bound by the terms of the Amendments if duly approved.

        Voting against, abstaining from voting or failing to vote to approve the Amendments does not constitute a demand for appraisal within the meaning of Minnesota law. Your failure to vote against the approval of the Amendments will not constitute a waiver of dissenter's appraisal rights. However, if you return a signed proxy but do not specify a vote against approval of the Amendments or direction to abstain, the proxy will be voted for approval of the Amendments, and your dissenter's appraisal rights will be waived.

        You must assert dissenters' rights with respect to all shares registered in your name in the Company that you elect to dissent with respect to. Notices of intent to exercise dissenters' rights should be filed with us at 65 Main Street SE Suite 141, Minneapolis, Minnesota 55414, Attn: Chief Executive Officer.

        Appraisal Procedure.    After the proposed Amendments have been approved by the shareholders at the Special Meeting, we will send written notice to all Preferred Shareholders who have given written notice under the dissenters' rights provisions and have not voted in favor of the Amendments as described above. The notice will contain (i) the address where the demand for payment and certificates representing shares must be sent and the date by which they must be received, (ii) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received, (iii) a form for demanding payment that requires certification of the date the shareholder acquired the shares or an interest in them, (iv) another copy of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act as attached hereto and (v) a brief description of the procedures to be followed under those provisions. If you wish to assert dissenters' rights and receive the fair value of your shares, you must demand payment, deposit your certificates with us and provide any other related information specified in our notice to you, within thirty days after we give you the notice. If you fail to make demand for payment and deposit your certificates within the 30-day period, you will lose the right to receive the fair value for your shares under the dissenters' rights provisions, even if you filed a timely notice of intent to demand payment.

        Except as provided below, after the later of the effective time of the Amendments or our receipt of a valid demand for payment, and subject to our available cash resources, we will remit to each dissenting shareholder who complied with the requirements of the Minnesota Business Corporation Act the amount we estimate to be the fair value of your shares, with interest starting five days after the effective time of the Amendments at a rate prescribed by statute. We will include the following information with the payment (or with our statement that you have become our unsecured creditor): (i) our closing balance sheet and statement of income for the fiscal year ending no more than sixteen months before the effective date of the Amendments, together with the latest available interim financial statement; (ii) our estimate of the fair value of your shares and a brief description of the method used to reach that estimate; (iii) another copy of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act as attached hereto; and (iv) a brief description of the procedures to be followed in demanding supplemental payment.

        We may withhold payment for any person who was not a shareholder on September 30, 2002, the record date for determination of shareholders entitled to vote at our Special Meeting of shareholders. If the dissenter has complied with the procedures described above, we will send a statement to the dissenter setting forth the above information as well as the reason for withholding the remittance and an offer to pay to the dissenter the estimate of the fair value of the shares, with interest, as a final settlement of the dissenting shareholder's demand for payment.

        If you are dissatisfied with your payment or offer, you may, within thirty days of the payment or offer for payment, notify us in writing of and demand payment of your estimate of the fair value of your shares plus interest, to the extent that your estimate exceeds our payment or offer. Within sixty days after our receipt of any dissenting shareholder's demand for supplemental payment, we will either pay to the dissenter the supplemental amount demanded or agreed to by the dissenter after discussion with us or file a petition in court requesting that the court determine the fair value of the shares, plus interest. The petition will be filed in Hennepin County, Minnesota, and will name as parties all dissenting shareholders whose demands remain unsettled. The court may appoint one or more appraisers to receive evidence and make recommendations to the court as to the amount of the fair value of the shares. The court will determine whether the shareholder or shareholders in question have fully complied with the statutory requirements, and will determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by us or by a dissenter. The fair value of the shares as determined by the court is binding on all dissenting shareholders.

        If the court determines that the fair value of the shares is in excess of any amount remitted by us, then the court will enter a judgment for cash in favor of the dissenting shareholders in an amount by which the value determined by the court, plus interest, exceeds the amount previously remitted. The court will determine the costs and expenses of the court proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and assess them against us, except that the court may assess part or all of the costs against any dissenting shareholders whose actions in demanding supplemental payments are found by the court to be arbitrary, vexatious or not in good faith.

        If the court finds that we did not substantially comply with the relevant provisions of Section 302A.473 of the Minnesota Business Corporation Act, the court may also assess against us any fees and expenses of attorneys or experts that the court deems equitable. The court may also assess those fees and expenses against any party if the court finds that the party has acted arbitrarily, vexatiously or not in good faith in bringing the proceedings. The court may award, in its discretion, fees and expenses of an attorney for the dissenting shareholders out of the amount awarded to the shareholders, if it finds the services of the attorney were of substantial benefit to the other dissenting shareholders and that those fees should not be assessed against us.

        Under subdivision 4 of Section 302A.471 of the Minnesota Business Corporation Act, a shareholder has no right, at law or in equity, to set aside the Amendments except if the approval is fraudulent with respect to that shareholder or us.

RISK FACTORS

        In addition to the other information contained in this proxy statement, you should consider the following factors carefully in evaluating the proposed acquisition of Wireless Ronin.

Risks Related to the Acquisition

  Substantial Lack of Capital

        As of June 30, 2002, IQUniverse and Wireless Ronin (the Combined Companies), on a proforma basis, had a negative cash position of $12,426. In addition, the Combined Companies had, on a proforma basis, miscellaneous receivables of $36,967 and $532,931 in accounts payable. The Combined Companies, on a proforma basis after elimination of inter-company advances had $710,609 in the current portion of notes payable. The Combined Companies also had accrued expenses of $533,840 of which $393,706 represented accrued interest and approximately $100,000 in accrued wages. Thus, without an immediate infusion of capital, the Combined Companies lack the resources to continue their operations. Moreover, in connection with its audit of each of the Company's separate financial statements for the year ended March 31, 2002, the Company's independent public accountants expressed substantial doubt about each Company's ability to continue as a going concern. Management is hopeful that the public liquidity offered by IQUniverse combined with the revenue projections of Wireles Ronin will enable the Combined Companies to raise sufficient capital to address the combined obligations long enough to generate positive revenue from operations. Currently, the Combined Companies lack the resources to satisfy any of its obligations. Any failure to raise additional capital from the sale of additional shares, the issuance of additional debt or to otherwise satisfy its financial obligations will likely result in its inability to continue business.

        The equity interest of IQUniverse's present shareholders will be diluted.

        By the terms of the Amended and Restated Acquisition Agreement and Plan of Reorganization for the acquisition of the assets and assumption of certain liabilities of Wireless Ronin, IQUniverse will issue to the shareholders of Wireless Ronin up to fifteen million (15,000,000) shares of IQUniverse common stock. As there are currently 649,386 shares of IQUniverse common stock outstanding, the current common stock shareholders will be reduced to an ownership of less than five percent of the Company. On a fully diluted basis, assuming the conversion of the Series B and Series C preferred stock, and the conversion of outstanding convertible debentures and excluding outstanding warrants and options, which are generally exercisable at an average cost of $2.61, current stakeholders in IQUniverse would own approximately thirty percent (30%) of the Company.

        The number of shares of IQUniverse common stock to be issued in the proposed acquisition was arbitrarily determined by negotiation between IQUniverse and Wireless Ronin.

        The number of shares of IQUniverse common stock offered in exchange for the assets of Wireless Ronin was arbitrarily determined by negotiation between IQUniverse and Wireless Ronin and is not based on the assets, earnings history, book value or other success accepted criteria of value related to IQUniverse or Wireless Ronin. No appraisal of Wireless Ronin or third party fairness opinion was obtained by the Company.

        Effect on the Public Market for IQUniverse shares.

        The shares of IQUniverse common stock to be issued in the Acquisition will not have been registered under the Securities Act of 1933 or the securities laws of various states, and they may not be resold unless the shares are subsequently registered or an exemption from registration is available. The certificate evidencing the shares will bear a legend describing these restrictions. IQUniverse is under no obligation to register the shares under the Securities Act of 1933 or any state securities laws. Thus it is not possible to anticipate the impact on the public market of the issuance of an additional 15,000,000 shares. We believe any negative reaction may be offset by the perceived value of the Acquisition but there can be no assurance that this will be the case.

        After completion of the Acquisition, current shareholders of Wireless Ronin will own a controlling interest in IQUniverse.

        Upon completion of the acquisition, John Behr, the majority shareholder and founder of Wireless Ronin, will own approximately 37% of the then current outstanding shares of IQUniverse without including common shares issuable upon conversion of IQUniverse preferred stock or convertible debentures. Other Wireless Ronin shareholders own a combined 58% of the outstanding common shares of IQUniverse. Accordingly, these individuals as shareholders, will be able to exert substantial influence over the affairs of IQUniverse, including, but not limited to, the election of future directors.

Risk Factors of Prospective Business of the Combined Company

        Wireless Ronin has a limited operating history and has never been profitable and there can be no assurance that it will ever be profitable.

        Wireless Ronin was incorporated on March 23, 2000 and has a limited operating history. It is in the development stage, and its operations and the development of its proposed products are subject to the risks inherent in the establishment of a new business enterprise. These risks include reliance on key personnel, recently developed and unproven products, the need for additional financing, the lack of fully developed sales and/or marketing capabilities, a competitive environment characterized by numerous well established and well capitalized competitors or potential competitors, expected losses at least for the immediate future and a reliance on outside contractors for the manufacture of its products. The ultimate success of Wireless Ronin must be considered in light of the problems, expenses and delays frequently encountered in connection with the formation of a new business and the development of new products. For the fiscal year ended March 31, 2002, Wireless Ronin had a net loss of $4,893,025 and through June 30, 2002 has accumulated a deficit of $9,018,706. The Company has not realized any sales or revenues to date. There can be no assurance that the Company will be able to achieve or sustain profitable operations.

        Immediate need for additional financing. There can be no assurance that additional capital will be available at all or under terms acceptable to the reorganized company.

        As set forth above, the Combined Company is, and will be, in substantial need of immediate additional financing and will be unable to achieve its planned business objectives with its current available cash and financing. Wireless Ronin anticipates that it will need to raise at least $1,000,000 in additional financing before December 31, 2002 to fund its current business plan. However, its cash requirements may vary from its predictions if more money than anticipated is expended in its pursuit of product development, marketing and other activities. There can be no assurance that the reorganized company will be able to secure additional required financing on a timely basis, under terms acceptable to it, or at all. To obtain additional financing, IQUniverse will be required to sell additional equity securities, which will further dilute the ownership of IQUniverse's existing shareholders as well as Wireless Ronin shareholders acquiring shares of IQUniverse in the acquisition. Ultimately, if additional capital does not become available to the reorganized IQUniverse when required, it will likely be required to cease operations.

        If Wireless Ronin does not successfully develop and market its advanced wireless computing solutions on a timely basis, its business could be harmed.

        Wireless Ronin's success depends entirely upon its ability to develop wireless computing products for corporate users and to customize the applications for the various prospective users in a timely and efficient manner. There is no assurance Wireless Ronin will be able to successfully develop the products, meet the various technical challenges it faces, adjust to changing market conditions as quickly and cost effectively as necessary to compete successfully or even be profitable.

        Wireless Ronin will rely on third parties to manufacture its products, and if they do not do so on a reliable and precise basis, Wireless Ronin's business and financial condition would be harmed.

        The manufacture of components and assembly of Wireless Ronin's products is a highly precise process. Wireless Ronin does not intend to invest any funds or resources to build, own or operate a manufacturing or assembly facility. Rather, it anticipates that all of its manufacturing and assembly needs will be supplied by outside sources. Its reliance on subcontractors to fabricate, assemble and test its products involves significant risks, including reduced control over delivery schedules, quality assurance and manufacturing yields and costs, as well as potential misappropriation of Wireless Ronin's intellectual property. Although Wireless Ronin will seek to reduce its dependence on its sole and limited source suppliers and subcontractors, disruption or termination of any of these sources could result in, at a minimum, a temporary adverse effect on its financial condition and its results of operations and could have adverse effects on its customer relationships and, ultimately, its revenues and results of operations.

        Wireless Ronin operates in the highly competitive wireless communications and data recovery industry, and its competitors have more resources to compete.

        The wireless communication and data recovery industry is highly competitive and is characterized by rapid technological change, product obsolescence and pricing pressure. Significant competitive factors include product features, performance, price, the timing of market introductions, the effectiveness of sales channels, the emergence of new computing and networking standards, quality, reliability, and customer support. Substantially, all of the company's existing or prospective competitors have greater technical, financial and marketing resources, greater name recognition, broader product lines and longer standing customer relationships than Wireless Ronin. Competitors with greater financial resources or broader product lines may also have a greater ability to withstand sustained price reductions in their primary markets or to retain or regain market share. Competitive pressures could reduce the market acceptance of Wireless Ronin's products and result in price reductions and increases in expenses that could adversely affect its performance. Companies that have these advantages will be in a stronger competitive position that Wireless Ronin.

        The protection of Wireless Ronin's intellectual property is limited, and its products may infringe the intellectual property rights of others. Any resulting claims against Wireless Ronin could be costly and cause it to enter into disadvantageous license or royalty agreements.

        Wireless Ronin's ability to compete may depend upon its ability to protect the technology which it may develop or acquire. It intends to rely on a combination of patents, copyrights, trade secrets, and third party nondisclosure agreements to protect and enforce its intellectual property rights. There can be no assurance that Wireless Ronin will be able to maintain protection for its technology, that competitors will not misappropriate or learn its trade secrets, that third parties will not violate Wireless Ronin's nondisclosure agreements, or that any patents or copyrights in which Wireless Ronin will have rights will prevent others from independently developing competitive equivalent technology.

        Wireless Ronin has a pending trademark application to register "Wireless Ronin" in the U.S.

        The computer industry is characterized by frequent litigation regarding patent and other intellectual property rights. Wireless Ronin could incur substantial costs in the future in prosecuting infringement and other claims against third parties who Wireless Ronin may assert are infringing or illegally utilizing its technology, and in defending itself or its licensees, if any, in similar litigation brought by others. Alternatively, a third party claiming infringement may be able to obtain an injunction or other equitable relief, which could prevent or inhibit the manufacture or sale of Wireless Ronin's products. There can be no assurance that Wireless Ronin or its vendors or licensees, if any, would be able to obtain from a third part any required license to technology at a reasonable cost or at all, nor be able to design commercially acceptable non-infringing alternatives. Failure by Wireless Ronin or its vendors or licensees, if any, to obtain such a license or develop such alternatives could have a material adverse affect on Wireless Ronin.

        Technological change could cause Wireless Ronin's products and technology to become obsolete or require it to redesign its products.

        The rapid rate of change in technology across a wide variety of industries will require Wireless Ronin to expend substantial resources in an effort to continue to create unique architectures and to develop new applications that will keep pace with or stay ahead of these advancements. There can be no assurance that it will be able to anticipate and/or respond to technological change in a timely manner or that such response will result in successful product development and timely product introductions.

        The failure of the market place to accept Wireless Ronin's products could have a material adverse effect on its business.

        There are multiple manufacturers currently offering products similar to those developed by Wireless Ronin. There can be no assurance that the respective markets into which its products will be introduced will accept Wireless Ronin's products, or that users will accept these products as preferable to alternative products or currently available methods. In addition, Wireless Ronin pricing policies could adversely affect market acceptance of such products when compared to competitive products. All of the foregoing factors, among others could limit or detract from market acceptance of Wireless Ronin's products. Insufficient market acceptance of Wireless Ronin's products could have a material adverse effect on its future business, financial condition and results of operations.

        Wireless Ronin relies on the services of its current management, whose knowledge of Wireless Ronin's business and technical expertise would be extremely difficult to replace.

        Wireless Ronin's future success depends to a significant extent upon the continued services of its current management, as well as on its ability to continue to attract, retain and motivate qualified management, sales, marketing and technical personnel. IQUniverse intends to enter into employment agreements with certain of its employees, including members of management. Wireless Ronin does not maintain any key person life insurance policy on any of its employees or executive officers. The loss of the services of one or more of Wireless Ronin's executive officers or key employees, or its inability to continue to attract qualified personnel in the future, would have a material adverse effect on Wireless Ronin.

SUMMARY OF THE ACQUISITION
AND THE
AMENDED AND RESTATED ACQUISITION AGREEMENT
AND PLAN OF REORGANIZATION

        The following discussion summarizes the material aspects of the Acquisition and the Amended and Restated Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement"). This summary is not intended to be a complete description of the Acquisition or the Acquisition Agreement and is subject to, and qualified in its entirety by, reference to the Acquisition Agreement, a copy of which is attached hereto as Appendix B and incorporated herein by reference. Shareholders of IQUniverse are urged to read the Acquisition Agreement carefully and in its entirety. Certain capitalized terms used in this summary and not otherwise defined herein have the meanings given to them in the Acquisition Agreement.

THE ACQUISITION

        Pursuant to the Acquisition Agreement, as soon as possible following the satisfaction or waiver of all conditions to the consummation of the Acquisition, IQUniverse Acquisition Corp. (a subsidiary of IQUniverse) ("IQAcquisition") will acquire all of the assets and assume certain liabilities of Wireless Ronin Technologies, Inc. ("Wireless Ronin"). IQAcquisition will subsequently change its name to Wireless Ronin Technologies and will operate as a wholly owned subsidiary of IQUniverse. The current corporate entity known as Wireless Ronin will be wound down, liquidated and dissolved. For accounting purposes the transaction will be treated as a reverse acquisition of IQUniverse by Wireless Ronin. For tax purposes, it is intended the transaction will be treated as a tax free reorganization within the meaning of Sections 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended.

ISSUANCE OF SHARES

        At the closing of the Acquisition, IQUniverse will issue up to fifteen million (15,000,000) shares of its common stock to Wireless Ronin although 2,000,000 of those shares will be held in escrow for two years to satisfy any indemnifiable claims IQUniverse may have against Wireless Ronin and its shareholders.

REPRESENTATIONS AND WARRANTIES

        The Acquisition Agreement includes customary representations and warranties made by Wireless Ronin and John Behr as majority shareholder and IQAcquisition and IQUniverse relating to, among other things, certain aspects of their respective business and assets and other matters.

CONDUCT OF BUSINESS OF WIRELESS RONIN

        Wireless Ronin has made customary agreements regarding the conduct of its business prior to the consummation of the Acquisition including, without limitation, that it will conduct its business in the ordinary course of business consistent with past practice. Wireless Ronin has also agreed that before the closing of the Acquisition, it will not take specific actions or any other action that is reasonably likely to make the representations and warranties materially untrue or incorrect as of the closing date.

CERTAIN OTHER COVENANTS

        In addition to the foregoing, each of the parties have agreed to confer on a regular and frequent basis with each other to report on operational matters of materiality and the general status of ongoing operations and provide each other with copies of all filings made in connection with the Acquisition.

CONDITIONS TO THE ACQUISITION

        The respective obligations of Wireless Ronin, IQUniverse and IQAcquisition to effect the Acquisition are subject to certain conditions. Any of the conditions to the obligation of a party to close the acquisition may be waived or modified by the party that is entitled to the benefits thereof. The obligations of the parties to effect the Acquisition are subject to the satisfaction or waiver, of the following conditions:

  •
  IQUniverse shall have filed a Proxy Statement for the purpose of holding a shareholders meeting to approve an amendment to its Articles of Incorporation increasing its capital stock and amending its Statements of Designation of Class A and Class B preferred stock eliminating liquidation preference and shall have held such meeting.

  •
  IQUniverse shall have filed amendments to its Articles of Incorporation and Statements of Designation as contemplated by this Proxy.

  •
  The sale and issuance of IQUniverse common stock shall be legally permitted.

  •
  Approval of the sale of assets and the Acquisition Agreement by the shareholders of Wireless Ronin, including providing its shareholders with notice of dissenters rights under the Minnesota Business Corporation Act.

  •
  All authorizations, consents, permits and waivers necessary for the Acquisition shall have been obtained.

  •
  The representations and warranties of all parties shall be true and correct in all material respects as though made on and as of the closing date and each company shall have received from the other a certificate on the respective company's behalf by its chief executive officer and secretary to such effect.

  •
  No action or proceeding by any persons shall have been instituted or threatened which might have a material adverse effect on Wireless Ronin, its business or assets.

  •
  All parties shall have completed to their satisfaction their due diligence of each other's business, finance and prospects.

  •
  No material adverse changes shall have occurred regarding Wireless Ronin, its business or assets since June 30, 2002.

  •
  No action or proceeding shall have been instituted or threatened which might have a material adverse effect on Wireless Ronin, its business or assets.

  •
  The delivery of an opinion of Messerli & Kramer P.A., counsel to IQUniverse and IQAcquisition regarding the due authorization and valid issuance of IQUniverse common stock.

  •
  The delivery of employment, non-compete, nondisclosure and assignment of inventions agreements with Wireless Ronin employees transferring to IQAcquisition.

TERMINATION

        Either IQUniverse or Wireless Ronin may terminate the Acquisition Agreement at any time prior to closing upon written notice to the other party if one party finds that terms of the Agreement have not been complied with or they are not satisfied with their due diligence review.

EFFECTS OF TERMINATION

        Upon any termination of the Acquisition Agreement, the obligations of the parties will terminate, and each party will be responsible for the fees it incurred. There is no provision for either party to pay a termination fee to the other.

PROPOSAL 1

APPROVAL OF AMENDMENT TO ARTICLES
OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF CAPITAL STOCK

        The Board of Directors has approved an amendment to Article IV, of our Articles of Incorporation to increase the number of shares of authorized capital stock, $.01 par value from 1,000,000 to 100,000,000 shares, par value $.001 (the "Authorized Share Increase"). The Board of Directors believes that the Authorized Share Increase is in the best interest of our Company and our shareholders because it will make available additional shares of common stock that may be used to convert the Series B and Series C Convertible Preferred Stock as well as outstanding convertible debt, allow the exercise of outstanding options and warrants, and provide the necessary shares for acquisitions and financings including the acquisition of the assets of Wireless Ronin Technologies, Inc.

        The additional shares of capital stock proposed to be authorized through shareholder approval of the Authorized Share Increase may be issued from time to time as common stock as the Board of Directors may determine without further action of the shareholders. Our Articles of Incorporation also grant the Board of Directors authority to create other classes or series of stock (preferred stock) from the capital stock at their discretion. As a result the Board may authorize dividend rates, conversion prices, voting rights and redemption rights without further shareholder approval. The Board of Directors has no present intention to create any additional preferred stock.

        The current outstanding 88,160 shares of Series B Convertible Preferred Stock are convertible into common stock at the rate of one for one. The currently outstanding 200,000 shares of Series C Convertible Preferred Stock are convertible at the rate of twelve and one-half shares of common stock for each share of Series C Convertible Preferred Stock outstanding. The Series C Convertible Preferred Stock was issued at a time when an insufficient number of common shares were available with the understanding that the Series C Convertible Preferred Stock could be immediately convertible at such time as additional common shares have been authorized. Additionally, the Company has various issuances of convertible debt outstanding (total of $1,866,795 at June 30, 2002) convertible at an average price of $.66 per share. We believe that the holders of these convertible securities will be inclined to convert their interests for the liquidity available to common shareholders.

        The Company has options and warrants outstanding which can be exercised for the purchase of common shares. If all of them were exercised, we would be issuing an additional 607,000 shares of common stock.

        On February 6, 2002, the Company entered into an Agreement and Plan of Reorganization with Wireless Ronin Technologies, Inc. ("Wireless Ronin") whereby IQ Acquisition, Inc., a newly formed subsidiary of the Company, will purchase all of the assets of Wireless Ronin and assume certain liabilities in exchange for 13,000,000 shares of common stock of the Company, which was subsequently amended and restated on October 3, 2002 to condition the transaction on this Special Meeting and the additional issuance of up to 2,000,000 shares of common stock. The asset sale was approved by the shareholders of Wireless Ronin on March 1, 2002. The closing of this acquisition is contingent upon, the authorization of sufficient common stock to finalize the purchase and the passage of Proposals 2 and 3.

        Currently IQUniverse has no operations and the new subsidiary will continue to operate as Wireless Ronin, Inc. As such it will constitute the core business of the Company. The acquisition will result in the current shareholders of Wireless Ronin becoming the controlling shareholders of the Company.

        In the future the Company will require additional financing which we hope to accomplish through the sale of additional common shares from those you are being asked to authorize. It is also possible that other acquisition opportunities will arise which can be accomplished using our capital stock.

        The Board of Directors has unanimously approved and recommends that the shareholders authorize the requested increase in capital stock shares.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE
SERIES B CONVERTIBLE PREFERRED STOCK

        During 1993 the Company issued 2,000,000 shares of Series B Convertible Preferred Stock. Each preferred share is convertible into one (1) share of common stock. The Series B preferred stock carries a liquidation value of $.50 per share (the amount to be paid the Series B shareholders before any other distributions in the event of any liquidation, dissolution or winding up of the Company). On February 14, 2001, the Company declared a one for twenty reverse split of its capital stock, which split included outstanding preferred shares. By the terms of the Statement of Designation for the Series B in the event of (among other forms of recapitalization) a reverse stock split, the Series B shareholders are to retain their aggregate liquidation value. Thus as a result of the 1 for 20 reverse split, the 88,160 shares of Series B that remain outstanding each carry a per share liquidation value of $10.00 per share. We believe this to be an unrealistic valuation and it is so high that unless action is taken to cancel the liquidation preference in both the Series B and Series C, our acquisition of Wireless Ronin cannot go forward. As a result of this Amendment, the Series B preferred stock would have no priority in the event of liquidation or dissolution and would share ratably with the common stock. Holders of 60% of the Series B Preferred Stock have signed agreements waiving their liquidation rights. However, in order to close the Acquisition, it is necessary to amend the Articles of Incorporation and the Series B Statement of Designation of Preferences, Rights, and Limitations to eliminate the existing liquidation preference entirely. Passage of this proposal requires a separate majority vote of the holders of Series B preferred stock voting as a single class as well as a majority vote of the common shares.

        The Board of Directors has unanimously approved and recommends that the shareholders authorize and ratify the amendment of the Statement of Designation as described above.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE
SERIES C CONVERTIBLE PREFERRED STOCK

        Effective December 8, 1999, the Company entered into an Agreement to acquire Internet Holdings, Ltd. (d/b/a Entrenaut) through an exchange of stock. By the terms of the Agreement, holders of Internet Holdings, Inc. were to receive twenty-five (25) shares of common stock of the Company for each share of Internet Holdings, Ltd. As the Company did not have sufficient authorized common stock to complete the exchange, a Series C Convertible Preferred Stock was created that could be converted at such time as the common stock of the Company was available, at the rate of twelve and one-half (12 1/2) shares of common stock per share of Series C Preferred Stock. Two shares of Series C were then issued for each share of Internet Holdings, Ltd. The Series C Preferred Stock carries a liquidation value of $25.00 per share. Thus the outstanding 200,000 shares (post reverse split) represents at least a $5,000,000 liquidation preference which the shareholders of Wireless Ronin are unwilling to rank behind given the negative value of the Company at this time. Holders of 98% of the Series C Preferred Stock have signed agreements waiving their liquidation rights. However, in order to close the Acquisition, it is necessary to amend the Articles of Incorporation and the Series C Statement of Designation of Preferences, Rights and Limitations to eliminate the existing liquidation Preference entirely. As a result of this amendment, the Series C Preferred Stock would have no priority in the event of liquidation or dissolution and would share ratably with the common stock. Passage of this proposal requires a vote of 66 2/3% of the shares of Series C Preferred Stock voting as a single class as well as a majority vote of the common shares.

        The Board of Directors has unanimously approved and recommends that the shareholders authorize and ratify the amendment of the Certificate of Designation as described above.

        The Board of Directors does not know of any other matters which may come before the Special Meeting. However, if any other matter shall properly come before the Special Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

        Any shareholder who intends to present a proposal at the Company's 2003 Annual Meeting of Shareholders must deliver the proposal to the Company no later than December 31, 2002 and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934 in order to have the proposal included in the proxy materials for that meeting. Any shareholder proposal submitted other than for inclusion in the Company's proxy materials for that meeting must be delivered to the Company no later than December 31, 2002, or such proposal will be considered untimely. If a shareholder proposal is received after December 31, 2002, the Company may vote in its discretion as to that proposal all of the shares for which it has received proxies for the 2003 Annual Meeting of Shareholders.

BACKGROUND OF AND REASONS FOR THE ACQUISITION

BACKGROUND OF THE ACQUISITION

        The execution and delivery of the Acquisition Agreement culminated a process that began in late 2001 when IQ Universe having recently abandoned its previous business model was seeking an opportunity to merge with or acquire an operating business for its publicly held corporation that would create value for its shareholders. At that time Wireless Ronin Technologies was seeking additional capital for its privately-held company in order to fabricate and market its freedomPORT® wireless handheld computer and communications device which it had developed as well as other devices under development. As financing for startup technology companies had become very difficult to obtain, discussions between management of the two companies ensued as to whether placing Wireless Ronin's operations with a publicly held parent might make capital more readily available. IQUniverse management determined that one of the next significant technological opportunities was in the wireless area. As such it was determined that IQUniverse management could successfully raise the necessary funding to bring the Wireless Ronin products to market. In addition, executive officers and the Boards of Directors of each of IQUniverse and Wireless Ronin independently analyzed the benefits of a business combination. On October 13, 2001 the parties concluded that a stock for assets acquisition of Wireless Ronin by a subsidiary of IQUniverse, the result of which would be a reverse acquisition of IQUniverse by Wireless Ronin, would be in the best interests of the shareholders of both companies and a preliminary letter of intent was entered into.

IQUNIVERSE'S REASONS FOR THE ACQUISITION

        The Board of Directors of IQUniverse approved the acquisition for a number of reasons, including as follows:

  •
  The Board of Directors believes it is imperative that the Company find an operating business with significant growth potential to protect and enhance the market value of its common stock.

  •
  The Board of Directors believes that Wireless Ronin presents a unique opportunity in that the development of its initial product is complete and market ready, thus presenting an opportunity for near term sales and profits.

  •
  The Board of Directors believes that notwithstanding the current state of the capital markets that the wireless communication segment of the technology market is poised for significant growth and can attract the necessary capital to finance further growth and product development.

  •
  The Board of Directors believes that Wireless Ronin has the management and employees in place to execute its business plan.

ACCOUNTING TREATMENT

        The acquisition will be accounted for as a "reverse acquisition", for accounting and financial reporting purposes. The Acquisition is intended to qualify as a tax free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended.

SHARES OF IQUNIVERSE COMMON STOCK

        The shares of IQUniverse Common Stock to be issued to the shareholders of Wireless Ronin Technologies in the Acquisition will not be registered under the Securities Act. Such shares may not be resold or otherwise transferred unless they are subsequently registered under the Securities Act and under applicable state securities laws or unless an exemption from such registration is available. An exemption from registration for the shares of IQUniverse Common Stock issuable in the Acquisition is not presently available pursuant to Rule 144 under the Securities Act, and Wireless Ronin shareholders will not be able to sell any of the shares of IQUniverse common Stock received in the Acquisition pursuant to Rule 144 prior to the expiration of a one-year period after the acquisition of such shares, and then only if certain conditions are met. Therefore, shareholders of Wireless Ronin receiving shares in the Acquisition may be required to hold such shares for an indefinite period of time, the shares of IQUniverse Common Stock issuable to the shareholders of Wireless Ronin will bear a restrictive legend stating that such shares have not been registered under the applicable securities laws and describing the restrictions on resale.

BUSINESS OF WIRELESS RONIN TECHNOLOGIES

        This information concerning Wireless Ronin contains forward-looking statements. Any statements contained in this "Business of Wireless Ronin" that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," or "continue" or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, including, but not limited to, the risk factors set forth in the "risk factors." The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

General

        Wireless Ronin Technologies is a leading developer of advanced wireless computing solutions. They are focused on developing private label solutions and embedded modules that leverage state of the art and emerging software, hardware, manufacturing, and telecommunications technologies. They do not seek to sell their products in the consumer market. They are a business to business solution provider. Wireless Ronin provides stand alone applications for single purpose wireless devices using either Windows or Linux systems. Their first application of a specific solution (freedomPORT™) was a wireless computing device with functionality between a hand-held and a laptop, providing a solution for field force automation. This solution and its development have led them to creating advanced wireless computing solutions for other specific applications. Their second solution is a family of ALP's (advanced listening post) designed specifically for a partner in the retail space. This retail partner bundles and resells their products to provide advanced wireless computing solutions for the retail industry. The Wireless Ronin product integrated with their technology allows them to provide state of the art retail solutions, giving them a competitive edge. Their third solution is a RME (rugged module enclosure) a solution designed for field communications, in conjunction with two large corporations, creating a total solution, providing emergency vehicles of all types, from law enforcement to military, an "always on communication system". They have worked with key industry leaders to define the requirements for many application specific wireless-computing solutions. Wireless Ronin anticipates that it will commence shipment of their ALP and the RME in late 2002.

Market and Marketing

        Wireless LAN sales grew 37% over last year to $2.6 billion in sales and that represents only enterprise sales. Sales next year are projected to be $6.4 billion in sales. According to the Gartner Group, by 2003, it is expected that there will be more wireless devices and phones connected to the Internet than PCs. The Yankee Group predicts "IT spending growth opportunities over the next 12-18 months are in custom solution development and integration. This means that service providers must narrow their scope and develop vertical expertise in order to build solutions that support core business processes." Existing commercial off the shelf device manufacturers are constantly scrambling to meet the latest demand in the ever-changing world of mobile devices. This is creating a growing demand for custom, non-commercial, application specific, wireless business solutions that Wireless Ronin provides.

        Demand for solutions that provide

  •
  Fit to current infrastructure

  •
  Rapid development cycle—shortened time-to-market

  •
  Rapid return on investment (ROI)

  •
  Application specific solutions

  •
  Cost effective and economic manufacturing

        Current Challenges for Wireless Growth

  •
  Availability of products to fit their current infrastructure

  •
  Lack of companies that provide demonstrated ROI in using wireless technology

  •
  Solution providers that develop application specific products from initial design to final production

        One of the most significant markets is expected to be in the healthcare industry. Preliminary presentations to several possible end-users including major hospitals, pharmaceutical companies and implantable device companies have confirmed a need for the freedomPORT™ for everything from active clinical trial software to patient monitoring and information gathering.

        Businesses that require any kind of records and documentation are expected to recognize that they can become more efficient by installing a wireless LAN or WAN to allow ongoing communications among mobile platform users. Connection to the LAN or WAN within a building can be accomplished through a secure wireless network and will be over the Internet when beyond the range of the network.

        On May 13, 2002 iCount, a business intelligence firm that bridges real world customer experience with web-based software solutions, announced that they had formed a strategic alliance with Wireless Ronin. Wireless Ronin will be the preferred supplier of embedded graphics systems for iCount, the unique, wireless iCount system, currently in full beta testing, is slated for release in August 2002. The first 1,000 units to be produced by Wireless Ronin will be worth approximately $1.2 million and will be shipped in September 2002. As the company raises necessary working capital, contracts with other companies will be finalized.

Competition

        The wireless communications market is highly competitive and characterized by significant and rapid technological advances, changing customer needs and frequent new product introductions. Wireless Ronin's direct competitors are Stellcom, Venturecom, Vanteon, Logic and Advantech.

Differentiation of Wireless Ronin from Competitors

        In Wireless Ronin's marketplace the competition has not yet been fully developed. The mentioned competitors above all provide similar solutions to Wireless Ronin's but each are unique in their own way. For example, Venturecom provides solutions but their core competency is software solutions for mobile devices. Others concentrate on the consumer market or limit themselves to creating computer boards for special applications.

WIRELESS RONIN'S BUSINESS MODEL

Attract an Exceptional Team: Personnel Development

Experienced Management Team

        Wireless Ronin has built a management and development team with substantial experience in the wireless technology, networking/programming, computing and manufacturing industries. This management team has joined them from such leading companies as ADC Telecommunications, Wilson's, FieldWorks (Kontron), Hughes, Coty, and Medtronic.

        Wireless Ronin Technologies has incorporated a unique business management model they call the "geek" and the "geezer". They have balanced their management team with young, high energy, creative people and experienced management expertise. They have focused their development team, marketing and sales with "geeks" and their General Management, Manufacturing (hardware) and Financial departments with "geezers". As they move forward, it is their intent to continue to strike a balance in staff to ensure their shareholders, customers and value added partners receive the greatest return possible from their efforts.

Sustain Competitive Advantages through Continual Research and Development

        Wireless Ronin Technologies is in a continuous state of development. Each solution created provides a growing basis to create more innovative products for new and existing clients and an arsenal of IP for investors.

Achieve Rapid Sales and Marketing Maturity and a Defensible Market Position.

Sales and Marketing Strategy

        Wireless Ronin Technology has deployed a unique sales and marketing strategy to specifically target and seek out specific clients. They have rolled out a top down approach to generate large opportunities within vertical market segments to specific tier one businesses. They combine this approach with smaller local targets in the same vertical markets. This strategy provides small and large opportunities with the same basic needs so they can provide similar solutions and recognize both short term and long term sales. This strategy is intended to provide consistent sustainable revenue and growth.

Unique Solutions—Defensible Market Position

        As recent market demands have increased for wireless computing solutions, so has the demand and need for the solutions Wireless Ronin offers to provide application specific wireless computing solutions. This separation has created a market opportunity for Wireless Ronin to provide wireless computing solutions for a wide range of industry professionals that are looking for technology that enables them to provide additional revenue streams and grow their organizations which is not currently available in the marketplace.

        Wireless Ronin's focus on wireless computing solutions provides a unique market position with a broad base of potential customers who are looking to find solutions to provide both ROI for their customers and increased revenue for their business. While their current wireless computing solutions are being created with state of the art technology, they also have the advantage of not being "locked into" any one technology providing solutions for today and beyond. They are able to provide large corporations and gatekeepers the ability to increase short-term incremental revenue by developing products that work in conjunction with their current product lines as well as develop new ones.

Wireless Ronin's Proprietary Technology and Intellectual Property.

        Wireless Ronin Technologies is in a continuous state of development. Each solution they create provides a growing basis to create more innovative products for new and existing clients and an arsenal of IP for investors. Wireless Ronin retains ownership of all software it develops for client use and thus is able to leverage its development work by applying it to other client solutions. In addition, ongoing royalties on software licenses provides a source of recurring revenue.

Distribution and Strategic Relationships

  •
  Leverage State of the Art Technology. Wireless Ronin products leverage existing and rapidly expanding technologies to "make sense" of the available technology producing solutions that solve application specific problems. These installed and mobile devices deliver compelling wireless, hardware, software, and manufacturing capabilities which have to date been limited and now are available with the help of Wireless Ronin Technologies.

  •
  Deployment Easy to Use and Cost Effective Technology. The Wireless Ronin business model provides businesses significant advantages, including rapid and easy to deploy technology with state of the art solutions. Their engineering team and existing relationship with Intel, Microsoft, Socket and Stellent, uniquely position them to eliminate the costly and time-consuming process of developing application specific wireless solutions. They bring innovative products to market for their clients in a relatively short time period.

  •
  Focused Channel Strategy. The Wireless Ronin channel strategy is to focus on gatekeepers, and industry professionals in key vertical markets; Medical, Agriculture, Retail, and Transportation. They partner with these professionals to provide advanced wireless solutions for their customers and market segments to produce revenue in a short amount of time.

  •
  Increase Revenue Streams. Wireless Ronin will partner with companies to provide additional revenue streams working in conjunction with their engineering group to provide innovative solutions. The combination of the Wireless Ronin core technology team, growing arsenal of solutions, and their advanced technology allows them to provide new and differentiated services, resulting in increased revenue and attraction of new clients seeking wireless computing solutions.

  •
  Building Technology Arsenal. Wireless Ronin applies its core team, technology, and knowledge, to produce advanced wireless solutions, faster, quicker, better, to provide shortened development cycles, increased revenue, and rapid return on investment for their clients and investors.

Manufacturing—Contract

        Wireless Ronin has adapted a "thin-client" approach to its manufacturing needs whereby they off-load any function that requires capital investment. They avoid investment in plant, property or equipment and instead apply available resources to invest in people and technology. Wireless Ronin contracts out all hardware design, board layouts and board manufacturing, and light assembly. On occasion contract manufacturing can create scheduling problems but Wireless Ronin feels that this is a small price to pay to avoid the capital investment necessary to bring this function in-house.

CURRENT WIRELESS RONIN MANAGEMENT

Executive Officers and Key Employees

        The executive officers of Wireless Ronin are as follows:

Name	Age	Position with Wireless Ronin
Michael J. Hopkins	56	Chief Executive Officer
John P. Behr	33	Chief Strategy Officer
Christopher Ebbert	35	Chief Technical Officer
Edward Wicker	43	Acting Chief Financial Officer

Management

Mike Hopkins—President and CEO, Director

        Mike Hopkins has extensive high technology experience in the areas of operations, sales and marketing earned from such companies ADC Telecommunications, where he served as Vice President of Corporate Sales and General Manager for one of the company's large divisions, and Honeywell International, where he served in key operational management positions. In addition, as an independent consultant he provided counsel primarily to startup and emerging high technology companies.

John Behr—Chairman and CSO

        Prior to forming Wireless Ronin, John Behr founded and continues to own a successful corporate apparel manufacturing company, YOG Designs, Inc., where he has served as the company's President and Chief Executive Officer. Behr is a self-described "gadget freak" and is largely responsible for conceptualizing the Wireless Ronin freedomPORT™ device. In addition to his experience managing a manufacturing business, Behr is trained in Microsoft system engineering and the Internet. Furthermore, Behr has extensive experience in creating strategic alliances, outsourcing, manufacturing, supply chain management and process improvement, both domestically and globally. He also is a director of YOG Designs, Inc.

Christopher Ebbert—CTO and Lead Software Engineer

        Christopher Ebbert possesses extensive experience in the real-time simulation and gaming industry. Chief Technology Officer and Lead Software Engineer for Wireless Ronin, Ebbert is responsible for the direction and execution of hardware and software product engineering and technical architecture. Formerly, as Senior Software Engineer and Software Architect, he drove software development for two high growth Minneapolis companies; EarthWatch Communications, Inc. (whence he received a patent) and Digital Content, Inc. as a Technical Director for Windlight Studios he explored 3D film quality animation. As a Software Engineer for Hughes Aircraft he designed simulators.

Edward Wicker—Acting CFO

        Edward Wicker brings a diverse background of success in finance and operations to Wireless Ronin. Prior to joining Wireless Ronin, he served in progressively more senior roles with Coty, Inc., the $1.7 billion multinational cosmetics manufacturer. His last two positions were as general manager of Coty's European products manufacturing center and as CFO of the $170 million Spanish operating subsidiary. His extensive experience in acquisition integration, cost cutting, and operational consolidation in the highly dynamic cosmetics industry prepares him well for supporting Wireless Ronin's goal of growing profitably. Edward is a CPA, and holds undergraduate and MBA degrees from the University of Minnesota's Carlson School of Management.

PRINCIPAL SHAREHOLDERS OF IQUNIVERSE

        The following table sets forth information regarding the beneficial ownership of shares of IQUniverse by each director of IQUniverse, by all directors and executive officers of IQUniverse as a group, and by each shareholder who is known to own beneficially five percent (5) or more of the outstanding shares of IQUniverse Common Stock as of June 30, 2002, and on a pro forma basis after taking into account the issuance of shares to Wireless Ronin shareholders in the Acquisition. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Number of Shares(1)		Percent Before Acquisition	Percent After Acquisition
Paul D. Crawford 7718 Taylor Street N.E. Spring Lake Park, MN 55432	794,450	(2)	18.36%	4.1%
Daniel Neisen 125 North Meridian Street Belle Plaine, MN 56001	287,250	(3)	6.64%	1.49%
Michael J. Hopkins 19549 Jersey Avenue Lakeville, MN 55044	800,000		-0-	4.97%
John P. Behr 845 Bradford Avenue Champlin, MN 55316	5,036,500		-0-	31.05%
Christopher Ebbert 4821 13th Avenue South Minneapolis, MN 55417	700,000		-0-	4.37%
Michael Ebertz 1220 Tonkawa Road Orono, MN 55365	1,048,500		-0-	6.55%

(1)
Excludes warrants and options which are currently exercisable but underwater.

(2)
Includes 41,623 and 20,000 shares of Series C Preferred Stock held by Mr. Crawford and his wife, respectively, on an as converted basis.

(3)
Includes 6,000 shares of Series B Preferred Stock and 12,500 shares of Series C Preferred Stock on an as converted basis.

Patents and Proprietary Rights

        Wireless Ronin relies on a combination of patents, trade secret laws, confidentiality clauses, license agreements and other protective measures to protect its intellectual property rights. In addition to trademarks on the names "Ronin" and "Wireless Ronin Technoligies" Wireless Ronin has patented a Wireless Internet Communicator.

Employees and Consultants

        Currently, Wireless Ronin has four full time employees, one part-time employee, and two full time consultants. Of these, one employee handles sales, one handles finance and the balance are all technical employees/consultants, including management. Wireless Ronin is not a party to any collective bargaining agreement and believes that its relations with its employees are good.

Certain Transactions

        During 2001 and through June 30, 2002 IQUniverse, in anticipation of closing the Acquisition of Wireless Ronin assets, has loaned a total of $539,500 to Wireless Ronin to provide working capital for the company to maintain its operations.

OTHER MATTERS

        The management of the Company knows of no other business that will be presented for consideration at the Special Meeting other than that described in this Proxy Statement. If any other business properly comes before the Special Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person voting the proxies.

AVAILABLE INFORMATION

        The Company is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, and, accordingly, files reports, proxy statements and other information with the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission also maintains a website at www.sec.gov.

INCORPORATION BY REFERENCE

        The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002 including the Independent Auditor's Report for the fiscal year ended March 31, 2002, a copy of which is attached to this Proxy Statement, as well as the Company's Form 10QSB for the quarter ended June 30, 2002 are being delivered to the shareholders of the Company together with this Proxy Statement and are hereby incorporated by reference into this Proxy Statement.

Table of Contents of Financial Statement

IQUniverse Condensed Financial Statements and Notes thereto for the three months ended June 30, 2002 (unaudited)
IQUniverse Audited Financial Statements and Notes thereto for the fiscal year ended March 31, 2002
Wireless Ronin Condensed Financial Statements and Notes thereto for the three months ended June 30, 2002 (unaudited)
Wireless Ronin Audited Financial Statements and Notes thereto for the fiscal year ended March 31, 2002
Combined Companies Unaudited Pro Forma Condensed Financial Statements

IQUNIVERSE, INC.

CONDENSED BALANCE SHEET—JUNE 30, 2002

(Unaudited)

Assets:
Current assets:
Receivables:
Debenture holder	$30,000
Other	6,967
Prepaid and other	8,311

Total current assets	45,278

Property and equipment, net of accumulated depreciation of $18,012	24,036
Investments and advances, net of valuation allowance of $162,500	642,750
Deferred financing costs	1,760

668,546

Total assets	$713,824

Liabilities and shareholders' equity:
Current liabilities:
Note payable, bank	$150,000
Notes payable, other	76,000
Convertible debentures	435,000
Convertible subordinate debentures	1,431,795
Accounts payable	154,260
Accrued expenses	340,134
Due to related party	839,282

Total current liabilities	3,426,471

Shareholders' equity (deficiency):
Preferred stock:
Series B convertible	882
Series C convertible	2,000
Common stock	6,494
Additional paid-in capital	1,081,068
Stock subscriptions receivable	(124,000)
Accumulated deficit	(3,679,091)

(2,712,647)

Total liabilities and shareholders' equity	$713,824

See accompanying notes.

IQUNIVERSE, INC.

CONDENSED STATEMENTS OF OPERATIONS

Three Months Ended June 30, 2001 and 2002

(Unaudited)

	2001	2002
General and administrative expenses	$211,070	$92,869
Interest:
Income	509
Expense	(42,782)	(72,810)

Net loss	$(253,343)	$(165,679)

Loss per common share, basic and diluted	$(.39)	$(.26)

Weighted average number of common shares, basic and diluted	$648,821	$649,386

See accompanying notes.

IQUNIVERSE, INC.

CONDENSED STATEMENTS OF CASH FLOWS

Three Months Ended June 30, 2001 and 2002

(Unaudited)

	2001	2002
Cash flows from operating activities:
Net loss	$(253,343)	$(165,679)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,991	2,015
Accreted interest		6,661
Stock incentives issued for bank guarantee and compensation		27,294
Change in operating assets and liabilities:
Receivables		(6,967)
Prepaid and other	(567)	5,955
Accounts payable	23,887	18,556
Accounts payable, related party	(48,460)
Accrued expenses	(4,568)	50,978

Net cash used in operating activities	(281,060)	(61,187)

Cash flows from investing activities, cash (paid) received for investments	30,000	(224,500)

Cash flows from financing activities:
Proceeds from:
Notes payable, other		36,000
Advances from related party	13,188	7,250
Convertible debentures	329,500	244,500
Payments on notes payable, other	(10,000)	(10,000)
Payments on notes payable, bank	(50,000)

Net cash provided by financing activities	282,688	277,750

Net increase (decrease) in cash	31,628	(7,937)
Cash, beginning	553	7,937

Cash, ending	$32,181	$—

Supplemental disclosure of cash flow information:
Cash paid for interest	$7,067	$1,589

Supplemental schedule of non-cash investing and financing activities:
Accrued interest converted to debt	$35,151

Conversion of accrued interest into additional paid in capital upon exchange of old debenture for new debenture with improved terms		$95,964

See accompanying notes.

IQUNIVERSE, INC.

NOTES TO CONDENSED INDEPENDENT FINANCIAL STATEMENTS

Three Months Ended June 30, 2001 and 2002

(Unaudited)

1. Summary of significant accounting policies:

Nature of operations:

        IQUniverse, Inc. (Company) formerly known as Calendar Capital Inc. dba Entrenaut, Inc. located in Minneapolis, Minnesota, was founded on July 1, 1999 with the purpose of starting, developing, and managing Internet-related businesses. Initially, the design was to incubate development-stage companies through management oversight of a concept, cooperative partnership, or passive investment. By March 31, 2001, the Company had refocused its business from an Internet incubator to a developer and operator of a business concept utilizing the Internet as a tool to provide products and services to institutions of higher learning and their students. Using a software developed by a former investee, the Company established IQTrust, a customized online shopping mall accessed through college Web sites. A feasibility study conducted in early August 2001 concluded that assumptions necessary to support IQTrust were not currently feasible.

        On October 8, 2001, the Company entered into a letter of intent to merge with Wireless Ronin Technologies, Inc. (Wireless Ronin), a developer of a wireless hand-held computer for industrial and business applications. Wireless Ronin is currently a development stage enterprise with no sales revenue since its inception in March 2000. On February 6, 2002, the Company entered into an asset purchase agreement, subsequently modified, whereby the Company would acquire Wireless Ronin. Under the terms of the agreement, the Company would form a wholly owned subsidiary to acquire all of the assets and assume certain liabilities of Wireless Ronin in exchange for 13,000,000 shares of the Company's common stock. The 13,000,000 shares will represent approximately 75% of the Company's common stock. The acquisition will be accounted for as a reverse merger. The agreement is contingent upon consent of Wireless Ronin's shareholders, satisfactory due diligence, and approval by the Company's shareholders to eliminate the preferred liquidation preference for the Series B and C preferred stock and to increase the authorized number of common stock to 100,000,000 shares. The Company anticipates a shareholders' meeting in Summer 2002.

Interim financial statements:

        The condensed financial statements of the Company for the three months ended June 30, 2001 and 2002 have been prepared by the Company without audit by the Company's independent auditors. In the opinion of the Company's management, all adjustments necessary to present fairly the financial position of the Company as of June 30, 2002 and the result of operations and cash flows for the three months ending June 30, 2001 and 2002 have been made. Those adjustments consist only of normal and recurring adjustments.

        Certain information and note disclosures normally included in the Company's annual financials statements have been condensed or omitted. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-KSB for March 31, 2002 filed with the Securities and Exchange Commission.

        The results of operations for the three months ended June 30, 2001 and 2002 are not necessarily indicative of the results to be expected in a full year.

Basis of presentation:

        The Company's financial statements for the three months ended June 30, 2001 and 2002 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.

        The Company has incurred losses of approximately $3.7 million through June 30, 2002 and will incur additional costs as it continues to develop its operations. The Company is in default on some of its debt obligations and a substantial amount of the Company's assets are investments in and advances to start-up companies, the realization of which is entirely dependent on these companies developing profitable operations. The Company's financial and business plans are focused primarily on the acquisition of Wireless Ronin. During the three months ended June 30, 2002, the Company advanced an additional $224,500 to Wireless Ronin. The Company hopes that the acquisition will help the Company attract new investors, and ultimately, to achieve profitability. The Company's ability to continue as a going concern is largely dependent on its ability, as well as the ability of the companies in which it has investments and advances, to raise additional capital. As a result, the Company may not be able to continue as a going concern.

        The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result if the Company is unable to continue as a going concern.

2. Receivable, debenture holder:

        At June 30, 2002, the receivable consists of $30,000 due from a holder on a debenture dated June 21, 2002. The Company received the debenture proceeds in July 2002.

3. Note payable, bank:

        Note payable, bank, includes borrowings of $150,000, with monthly payments of interest only at an interest rate of 1.5% over prime.    The principal balance of the note was due on June 19, 2002 and has been extended to August 19, 2002. The revised note is secured by all business assets of the Company, a bank account pledged by a shareholder of the Company, personal guarantees for the entire amount of the credit facility by the same shareholder and the Chief Executive Officer of the Company and 20,000 shares of the Company's Commission Junction stock.

4. Notes payable, other:

        Notes payable, consists of the following at June 30, 2002:

Note payable, related party(a)	$50,000
Note payable, related party (b)	20,000
Note payable (b)	6,000

(a)
The note was due on December 31, 2000 with interest at 10%. The note is in default and includes a guarantee by the Chief Executive Officer to transfer personal shares of Commission Junction stock in the event of default by the Company. No shares have yet been transferred to satisfy this obligation.

(b)
These notes were repaid in July 2002. In lieu of interest, the note holders were granted a warrant to purchase one share of common stock for each dollar loaned. The warrants expire in June 2003 and are exercisable at $1.50 per share.

5. Convertible debentures:

        On April 12, 2002, the Company entered into several agreements with an individual debenture holder resulting in the satisfaction of a judgment. Under the agreements, the debenture holder's original 9% debenture of $125,000 was exchanged for a new 8% debenture of like amount, convertible at $0.50 cents per share during the 90 days after an approved increase in the Company's authorized shares. After the 90 days has expired, or the acquisition of Wireless Ronin has been completed, whichever occurs last, the conversion price is equal to 80% of the average trading price of the stock for the previous 90 trading days. In exchange for the revised terms of the debenture, approximately $96,000 of accrued interest owed to the debenture holder was forgiven. Also, the debenture holder entered into a new $50,000 8% convertible debenture with similar conversion features, personally collateralized by certain stock owned by the Chief Executive Officer of the Company and certain debt covenants. The debenture holder was also issued warrants to purchase 200,000 shares at an exercise price of $1.50 per share, expiring on April 12, 2005. The Company defaulted on this note on June 15, 2002, however the debenture holder has not exercised his remedies.

        The Company also issued the following debentures during the three months ended June 30, 2002:

Convertible debentures, 8%(a)	$116,500
Convertible debentures, 8%(b)	108,000

(a)
Convertible at $0.50 per share during the 90 days after an approved increase in the Company's authorized shares. After the 90 days has expired, the conversion price is equal to 80% of the average trading price of the stock for the previous 90 trading days. All debentures state that substantially all funds being raised will be loaned to Wireless Ronin and shall collateralize the debenture. As further consideration, each debenture holder received a warrant to purchase one share of common stock for each dollar loaned. The warrants are exercisable at $1.50 per share and expire December 2003. In addition, one $50,000 debenture has been personally guaranteed by the

  Chief Executive Officer of the Company. Another $1,000 debenture has a conversion price floor of $0.50 per share after the 90 day period expiration.

(b)
Convertible at $0.50 per share during the 90 days after an approved increase in the Company's authorized shares. After the 90 days has expired, the conversion price is equal to the greater of $0.50 per share or 80% of the average trading price of the stock for the previous 90 trading days. These debentures are personally guaranteed by the Chief Executive Officer of the Company. As further consideration, each debenture holder received a warrant to purchase one share of common stock for each dollar loaned. The warrants are exercisable at $1.50 per share and expire December 2004.

6. Related party:

Crawford Capital Corp.:

        During the three months ended June 30, 2002, the Company paid for office space and telephone used by Crawford Capital Corp., which is owned by the Chief Executive Officer of the Company. The Company has included these amounts totaling $4,156 as compensation to the Chief Executive Officer of the Company

INDEPENDENT AUDITORS' REPORT

Board of Directors
IQUniverse, Inc.
Minneapolis, Minnesota

        We have audited the balance sheets of IQUniverse, Inc. as of March 31, 2001 and 2002, and the related statements of operations, shareholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IQUniverse, Inc. as of March 31, 2001 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 and Note 2, a significant portion of the Company's assets are investments in start-up companies that have not yet developed profitable operations and that need additional capital. Also, the Company has incurred significant losses since inception and needs to raise additional capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Schechter Dokken Kanter Andrews & Selcer Ltd.

July 12, 2002
Minneapolis, Minnesota

IQUNIVERSE, INC.

BALANCE SHEETS—March 31, 2001 and 2002

	2001	2002
Assets:
Current assets:
Cash	$553	$7,937
Related party receivables	47,000
Prepaid and other	18,612	14,266

Total current assets	66,165	22,203
Property and equipment, net of accumulated depreciation of $8,668 in 2001 and $15,996 in 2002	32,134	26,051
Investments, net of valuation allowance of $507,500 and $162,500 for 2001 and 2002, respectively	434,500	418,250

Total assets	$532,799	$466,504

Liabilities and shareholders' deficit:
Current liabilities:
Note payable, bank	$200,000	$150,000
Notes payable, other	60,000	50,000
Convertible debentures	385,000	385,000
Convertible subordinate debentures	100,000	776,227
Accounts payable	33,972	133,944
Accounts payable, related party	48,996
Accrued expenses	327,830	384,157
Due to related party	718,094	815,826

Total current liabilities	1,873,892	2,695,154

Convertible subordinate debentures	389,256	424,407

Shareholders' deficit:
Preferred stock:
Series B convertible	882	882
Series C convertible	2,000	2,000
Common stock	6,488	6,494
Additional paid-in capital	906,485	974,979
Stock subscriptions receivable	(124,000)	(124,000)
Accumulated deficit	(2,522,204)	(3,513,412)

	(1,730,349)	(2,653,057)

Total liabilities and shareholders' deficit	$532,799	$466,504

See notes to financial statements.

IQUNIVERSE, INC.

STATEMENTS OF OPERATIONS

Years ended March 31, 2001 and 2002

	2001	2002
Related party management and consulting fees	$89,120
Less direct costs	76,845

Net revenues	12,275

General and administrative expenses	1,025,826	$516,546
Loss (gain) on sales of investment	(249,960)	225,250
Equity in losses of affiliated companies	45,385
Loss due to revaluation and write down of impaired assets	1,405,754

	2,227,005	741,796

Loss from operations	(2,214,730)	(741,796)
Interest:
Income	33,603	2,037
Expense	(143,017)	(245,746)
Miscellaneous		(6,166)

	(109,414)	(249,875)
Loss before income taxes and extraordinary gain	(2,324,144)	(991,671)
Extraordinary gain, write-off of note payable, other	150,000

Loss before income taxes	(2,174,144)	(991,671)
Income tax benefit	(1,871)	(463)

Net loss	$(2,172,273)	$(991,208)

Loss per common share, basic and diluted	$(3.35)	$(1.53)

Weighted average number of common shares, basic and diluted	648,821	649,386

See notes to financial statements.

IQUNIVERSE, INC.

STATEMENTS OF SHAREHOLDERS' DEFICIT

Years ended March 31, 2001 and 2002

	Preferred stock, Series B convertible 100,000 shares authorized, par value $.01		Preferred stock, Series C convertible 200,000 shares authorized, par value $.01
					Common stock 700,000 shares authorized, par value $.01
							Additional paid-in capital	Stock subscriptions receivable	Accumulated deficit
	Shares	Amount	Shares	Amount	Shares	Amount				Total
Balance, March 31, 2000	1,763,200	$17,632	3,992,128	$39,921	12,976,418	$129,764	$667,749	$(124,000)	$(349,931)	$381,135
Warrant adjustment							(2,086)			(2,086)
Warrant exercised			33,334	333			24,667			25,000
Company expense incurred by Chief Executive Officer							15,675			15,675
Cancellation of Chief Executive Officer stock			(25,462)	(254)			22,454			22,200
Value adjustment for 1-20 Reverse split	(1,675,040)	(16,750)	(3,800,000)	(38,000)	(12,327,597)	(123,276)	178,026
Net loss									(2,172,273)	(2,172,273)

Balance, March 31, 2001	88,160	882	200,000	2,000	648,821	6,488	906,485	(124,000)	(2,522,204)	(1,730,349)
Incentives granted for debt exchange incentive and bank note guarantee							68,500			68,500
Share rounding for reverse split					565	6	(6)
Net loss									(991,208)	(991,208)

Balance, March 31, 2002	88,160	$882	200,000	$2,000	649,386	$6,494	974,979	$(124,000)	$(3,513,412)	$(2,653,057)

See notes to financial statements.

IQUNIVERSE, INC.

STATEMENTS OF CASH FLOWS

Years ended March 31, 2001 and 2002

	2001	2002
Cash flows from operating activities:
Net loss	$(2,172,273)	$(991,208)
Adjustments to reconcile net loss to net cash used in operating activities:
Warrant value adjustment	(2,086)
Depreciation	7,291	7,911
Company expenses incurred by the Chief Executive Officer	37,875
Amortization	16,251
Non-cash incentives		54,627
Revaluation and write down of impaired assets	1,405,754
Write off note payable, other	(150,000)
Equity in losses of affiliated companies	45,385
Loss (gain) on sale of investments	(249,960)	225,250
Change in operating assets and liabilities:
Prepaid and other	14,836	(319)
Accounts payable	(119,521)	99,972
Accounts payable, related party	29,694	(48,996)
Accrued expenses	105,365	152,480

Net cash used in operating activities	(1,031,389)	(500,238)

Cash flows from investing activities:
Purchase of equipment	(14,072)	(3,000)
Proceeds from sale of equipment		1,172
Investments:
Cash paid for investments	(392,694)	(315,000)
Proceeds from sale of investments	383,460	87,000

Net cash used in investing activities	(23,306)	(229,828)

Cash flows from financing activities:
Proceeds from:
Note payable, bank	8,000
Notes payable, other	40,000	20,000
Advances from related party	665,952	107,395
Convertible debentures	374,256
Convertible subordinate debentures		690,100
Warrants exercised	25,000
Payments on notes payable:
Other	(30,000)	(30,000)
Bank	(50,000)	(50,000)

Net cash provided by financing activities	1,033,208	737,495

Net increase (decrease) in cash	(21,487)	7,384
Cash, beginning	22,040	553

Cash, ending	$553	$7,937

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$31,566	$21,216

Income taxes (refunds)	$25	$(788)

Supplemental schedule of non-cash investing and financing activities:
Stock warrants and options issued for debt guarantee and consulting	$15,675

Write-off of note payable, other	$150,000

Accrued interest converted to debt	$32,088	$35,151

Investments transferred to settle accounts payable	$99,260

Sale of investment:
Original cost of investment		$21,250
Gain on sale		29,750

Total proceeds credited to related party to reduce related party debt		$51,000

Additional paid-in-capital, incentive granted in exchange for convertible subordinated debt with preferential terms and bank note guarantee		$68,500

Distribution of investment in partial settlement of due to related party		$24,665

See notes to financial statements.

IQUNIVERSE, INC.

NOTES TO FINANCIAL STATEMENTS

Years ended March 31, 2001 and 2002

1. Summary of significant accounting policies:

Nature of operations and subsequent event:

        IQUniverse, Inc. (Company) formerly known as Calendar Capital Inc. dba Entrenaut, Inc. located in Minneapolis, Minnesota, was founded on July 1, 1999 with the purpose of starting, developing, and managing Internet-related businesses. Initially, the design was to incubate development-stage companies. By March 31, 2001, the Company had refocused its business to a developer and operator of a single business concept utilizing the Internet as a tool to provide products and services to institutions of higher learning and their students. Using a software developed by a former investee, the Company established IQTrust, a customized online shopping mall accessed through college Web sites. A feasibility study conducted in early August 2001 concluded that assumptions necessary to support IQTrust and related products were not feasible at that time.

        On October 8, 2001, the Company entered into a letter of intent to merge with Wireless Ronin Technologies, Inc. (Wireless Ronin), a developer of a wireless hand-held computer for industrial and business applications. Wireless Ronin is currently a development stage enterprise with no sales revenue since its inception in March 2000. On February 6, 2002, the Company entered into an asset purchase agreement, subsequently modified, whereby the Company would acquire Wireless Ronin. Under the terms of the agreement, the Company would form a wholly owned subsidiary to acquire all of the assets and assume certain liabilities of Wireless Ronin in exchange for 13,000,000 shares of Company common stock. The 13,000,000 shares will represent approximately 75% of the Company's common stock. The acquisition will be accounted for as a reverse merger. The agreement is contingent upon consent of Wireless Ronin's shareholders, satisfactory due diligence, and approval by the Company's shareholders to eliminate the preferred liquidation preference for the Series B and C preferred stock and to increase the authorized number of common stock to 100,000,000 shares. The Company anticipates a shareholders' meeting in summer 2002.

Cash:

        The Company maintains its cash at a financial institution in Minnesota. At times, the bank balance exceeds limits insured by Federal agencies.

Property and equipment:

        Property and equipment are recorded at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of the respective assets.

        The estimated useful lives are as follows:

Computer software	3 years
Office equipment	5 years
Furniture and fixtures	7 years

Stock compensation:

        The Company accounts for its stock-based compensation awards to employees under Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees", and discloses the required pro forma effect on net loss as recommended by Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation."

Investments:

        Investments are recorded at either cost or equity method as appropriate. Loss and valuation allowances are recorded when deemed appropriate.

Basis of presentation:

        The Company's financial statements for the years ended March 31, 2001 and 2002 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.

        The Company has incurred losses of $3.5 million through March 31, 2002 and will incur additional costs as it continues to develop its operations. The Company is in default on some of its debt obligations. Also, a substantial amount of the Company's assets are investments in and advances to start-up companies, the realization of which is entirely dependent on these companies developing profitable operations. The Company's ability to continue as a going concern is largely dependent on its ability, as well as the ability of the companies in which it has investments, to raise additional capital. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result if the Company is unable to continue as a going concern.

        The Company's financial and business plans are focused primarily on the acquisition of Wireless Ronin. The Company hopes that the acquisition will help the Company attract new investors and ultimately, to achieve profitability. There is no assurance that the Company will be able to successfully implement its plan and therefore might not be able to continue as a going concern.

Use of estimates:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

        Significant estimates inherent in the preparation of the accompanying financial statements include management's estimates of the valuation of investments. It is reasonably possible that a change in these estimates could occur in the near term.

Fair value of financial instruments:

        Statements of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. In cases where quoted market prices are not available, fair values are based on estimates using present value or other value techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and in many cases, could not be realized in immediate settlement of the instruments. Statement No. 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

        For cash, the carrying value is a reasonable estimate of its fair value. It was not practical to estimate the fair value of non-marketable investments because of the lack of quoted market prices and the inability to estimate fair values without incurring excessive costs. The fair values for debentures and notes payable are estimated to approximate the carrying amount as the interest stated in those agreements approximates interest rates currently being offered on similar instruments.

Loss per share:

        Basic earnings (loss) per common share are based on the weighted average number of common shares outstanding in each year. Diluted loss per common share is calculated by adjusting outstanding shares, assuming conversion of all potential dilutive stock options and warrants, convertible debentures, and convertible preferred stock.

        Stock options to purchase 53,838 and 51,050 shares of common stock at March 31, 2001 and 2002, respectively, were not used in the calculation of diluted loss per share because they were anti-dilutive. Potential conversion of preferred stock, convertible debentures, and warrants and options to purchase preferred stock, into approximately 3,500,000 and 5,569,000 shares of common stock at March 31, 2001 and 2002, respectively, were not used in the calculation of diluted loss per share because they were anti-dilutive.

2. Investment activity:

        The Company has investments in companies that are recorded on either the cost or equity method as follows:

Cost method:

  Commission Junction, Inc. and Idealab! Holdings, L.L.C.:

          In fiscal year 2000, the Company paid cash of $500,000 to acquire common stock of Commission Junction, Inc., (Commission Junction) a company that provides a mechanism for affiliates and merchants to find each other over the Internet and track transactions between the two companies.

          During fiscal year 2001, the Company swapped 40,000 shares of Commission Junction stock for 4,000 shares of an Internet incubator, Idealab! Holdings, L.L.C (Idealab!) preferred stock. This investment was recorded at the original cost of the Commission Junction stock of $200,000. On January 18, 2002, the Company sold all of its Idealab! shares for $40,000, realizing a loss of $160,000.

          During fiscal 2001, the Company sold 27,600 Commission Junction shares for a realized gain of $193,200 and the Company transferred 8,500 shares to a vendor to satisfy payables of $99,260 for a gain of $56,760. During fiscal year 2002, the Company sold 3,250 shares for a realized gain of $29,750. Remaining shares at March 31, 2002 total 20,650 and are carried at cost of $103,250.

  Superior Broadband, Inc.:

          During fiscal year 2000, the Company made an initial cash investment of $75,000 and acquired 7,500 shares of Superior Broadband, Inc., (Superior) a premium access internet service provider of wireless broadband to high band width demand customers. In April 2000, the Company purchased an additional 10,000 shares for $20,000. During fiscal year 2002, Superior was sold and the Company's investment was not recoverable, generating a loss of $95,000.

  JCafe, Inc.:

          The Company loaned $150,000 to JCafe, Inc. (JCafe) a start-up company that has launched a proprietary solution for managing the delivery of training and educational content over the Internet. JCafe is currently in default on the note. The note is convertible into 150,000 shares of JCafe common stock. The Company also received warrants to purchase an additional 150,000 shares of JCafe common stock at $.625 per share. This investment has a 100% valuation allowance on the note and accrued interest, which total $162,500 at March 31, 2001 and 2002.

  Biopolymer Engineering, Inc.:

          In November 1999, the Company loaned Biopolymer Engineering, Inc. $20,000 with interest at 9%. This loan was due on December 31, 2000. Effective March 31, 2002, the Company distributed this asset to its Chief Executive Officer by offsetting the balance due plus accrued interest against amounts owed to the Chief Executive Officer at that date.

  StoreItOnline.com, Inc.:

          During fiscal year 2000, the Company paid cash of $75,000, issued 15,000 shares of its Series C preferred stock valued at $225,000 and issued stock warrants to purchase 10,000 additional Series C preferred shares to acquire common stock of StoreItOnLine.com, Inc., (StoreItOnline) a high capacity, web-based storage business. A valuation allowance of $345,000, equal to the total investment, was recorded at March 31, 2001 and the investment was written off in fiscal year 2002.

  Wireless Ronin Technologies, Inc.:

          From October 2001 through March 2002, the Company advanced $315,000 to Wireless Ronin with interest at 8%. From April through June 2002, the Company has subsequently advanced an additional $220,000 to Wireless Ronin for a total of $535,000. See Note 1 regarding the planned acquisition of Wireless Ronin.

Equity method:

  OfficeCause.com, Inc. and Chefinabox, Inc.:

          During fiscal year 2000, the Company paid cash of $215,000 to acquire 21.18% of the common stock of Chefinabox, Inc., (Chefinabox) a development stage virtual restaurant. The difference between the cost of the investment and the amount of underlying equity in net assets of the investee of $169,458 was being amortized over 60 months.

        During fiscal year 2000, the Company paid cash of $200,000 to acquire 22.22% of the common stock of OfficeCause.com, Inc., (OfficeCause) a development stage virtual storefront. The difference between the cost of the investment and the amount of underlying equity in net assets of the investee of $155,556 had been recorded as goodwill.

        During the first quarter of fiscal year 2001, additional advances were made of $59,926 to Chefinabox and $98,287 to OfficeCause. During the second quarter of fiscal year 2001, the Company determined that its investments in Chefinabox and OfficeCause did not have continuing value as those entities had not developed sustained profitable operations and accordingly, the Company wrote-off its investments of $615,790 and the remaining goodwill of $276,261 in the quarter ended September 30, 2000.

3. Related parties:

OfficeCause.com, Inc. and Chefinabox, Inc.:

        The Company entered into incubation agreements with Chefinabox and OfficeCause. Under these agreements, the Company provided incubation and management services to these affiliates. Total amounts charged under these incubation agreements were $44,926 to Chefinabox for the year ended March 31, 2001.

        The majority shareholder of Chefinabox and OfficeCause was also the Chief Executive Officer and Chairman of the Board of Directors of the Company. The majority shareholder of OfficeCause rescinded his subscription on October 31, 2000 for stock in OfficeCause and the Company became the sole owner of OfficeCause. OfficeCause was merged into the Company in fiscal year 2001 with nominal assets and liabilities and this resulted in a gain of $2,648 in the year ended March 31, 2001 statement of operations. The Company previously wrote-off its investment in OfficeCause.

Net Medical, Inc.:

        During fiscal year 2001, the Company borrowed $3,000 from Net Medical, Inc., which has the same Chief Executive Officer as the Company. A balance of $2,722 is owed at March 31, 2002.

Crawford Capital Corp.:

        The Company pays for office space and telephone used by Crawford Capital Corp., a company with the same Chief Executive Officer as the Company. In lieu of compensation to the Chief Executive Officer, the Company has included these amounts in general and administrative expenses and totaled $35,748 and $31,755 for the years ended March 31, 2001 and 2002, respectively.

Chief Executive Officer:

        The Chief Executive Officer loans money to the Company in the form of notes payable. The notes bear interest at 9% and are due at various dates through March 2003. Due to related parties includes principal totaling $678,029 and accrued interest of $37,343 at March 31, 2001 and principal totaling $714,759 and accrued interest of $98,345 at March 31, 2002.

Related party receivables:

        Related party receivables at March 31, 2001 represents $47,000 due from a shareholder for the remaining balance due on purchase of Commission Junction stock from the Company.

4. Notes payable:

Note payable, bank:

        Note payable, bank, includes borrowings of $200,000 and $150,000 for March 31, 2001 and 2002, respectively, with monthly payments of interest only at an interest rate of 1.5% over prime. The interest rate was 9.5% and 6.5% at March 31, 2001 and 2002, respectively. The principal balance of the note was due June 19, 2002. The note is secured by all business assets of the Company, a bank account pledged by a shareholder of the Company, a personal guarantee for the entire amount of the credit facility by the same shareholder and 20,000 shares of the Company's Commission Junction stock. That shareholder received warrants and extended expiration dates on other previously issued warrants as consideration for the guarantee. This beneficial consideration has been valued at $40,000 and has been added to additional paid in capital and recorded as additional interest expense over the term of the note. The due date of the note has been extended to August 19, 2002, and in addition to the existing collateral, the Chief Executive Officer has personally guaranteed the note.

Notes payable, other:

        Included in note payable, other, is a $50,000 loan from a shareholder. The note was due on December 31, 2000 with interest at 10%. The note, as amended, remains in default and includes a guarantee by the Chief Executive Officer to transfer personally owned shares of Commission Junction stock in the event of default by the Company. No shares have yet been transferred to satisfy this obligation.

        During fiscal 2001, the Company borrowed $10,000 from a mortgage bank maturing on December 31, 2000 and bearing interest at 10%. The note, with accrued interest, was paid by the Company in June 2001.

Extraordinary gain:

        The Company borrowed $150,000 from an unrelated party as evidenced by a note due on June 1, 1995 with no stated rate of interest and collateralized by certain equipment. The Company relinquished control of the equipment prior to 1995. The amount was written off by the Company as of March 31, 2001 as management believes the statute of limitations has expired.

5. Convertible debentures:

        The Company has issued $385,000 of convertible debentures at interest rates of 8% and 9%. The conversion features expired between 1993 and 1994. The Company had not repaid these obligations. As a result, an individual debenture holder with a $125,000 balance sued the Company for repayment of the debenture claiming that the Company defaulted by not paying agreed-upon monthly interest payments in a timely manner. The Company elected not to defend the suit, thus a default judgement in favor of the debenture holder was awarded.

        Interest expense related to these debentures was $32,650 for each of the periods ended March 31, 2001 and 2002.

        On April 12, 2002, the Company entered into several agreements with the individual debenture holder resulting in the satisfaction of the judgement. Under the agreements, the debenture holder's original 9% debenture of $125,000 was exchanged for a new 8% debenture of like amount, convertible at .50 cents per share during the 90 days after an approved increase in the Company's authorized shares. After the 90 days has expired, the conversion price is equal to 80% of the average trading price of the stock for the previous 90 trading days. In addition, the debenture holder entered into a new $50,000 8% convertible debenture with similar conversion features, and collateralized by certain stock owned personally by the Chief Executive Officer of the Company and certain debt covenants. The Company defaulted on this note on June 15, 2002, however, the debt holder has not yet exercised his remedies. The debenture holder was also issued warrants to purchase 200,000 shares at an exercise price of $1.50 per share, expiring on April 12, 2005.

        The Company has also issued the following convertible subordinate debentures:

	2001	2002
10% debentures(a)	$165,000
10% debentures(b)	100,000	$100,000
9% debentures(c)	224,256
10% debentures(d)		424,407
8% debentures(e)		342,500
8% debentures(f)		134,000
8% debentures(g)		213,600
Less unamortized cost of incentives(h)		(13,873)

	489,256	1,200,634
Less current portion	100,000	776,227

Long-term convertible subordinate debentures	$389,256	$424,407

(a)
During May and June 2000, the Company sold $265,000 of 10% subordinate convertible debentures due December 31, 2000. The debentures were convertible into 1 share of Company stock for each $5 of debt converted and also included one Quickwit, Inc. (a company developed by the Chief Executive Officer) share priced at $.05 per share and one warrant for each $1 of funds loaned. The warrants are exercisable at $.50 per Quickwit stock unit with each unit consisting of one share and an additional detachable warrant that exercises at $1. The Chief Executive Officer determined after the debenture issuance that the development of Quickwit, Inc. was not feasible;

  accordingly, no value has been attached to the debenture enhancements related to Quickwit, Inc. The Company was in default on the payment of these debentures at March 31, 2001 and the notes were refinanced in April and May 2001.

(b)
During June 2000, the Company sold a 10% subordinate convertible debenture due December 31, 2000. The debenture is convertible into 20,000 shares of Company stock and also included 100,000 shares of Quickwit, Inc. (a company developed by the Chief Executive Officer) and a personal guarantee by the Chief Executive Officer of the Company, collateralized by 10,000 shares of Commission Junction common stock owned by the Chief Executive Officer. The debenture holder was also granted an option to acquire up to 10,000 shares of the Company owned by the Chief Executive Officer at a price of $1 per share; the estimated value of this enhancement was $15,675 and was recorded as an expense. The Chief Executive Officer determined after the debenture issuance that the development of Quickwit, Inc. was not feasible; accordingly, no value has been attached to the debenture enhancements related to Quickwit, Inc. This debenture is in default.

(c)
From January through September 2000, the Company sold 9% debentures, due in one year from date of issuance. Each $5,000 unit converted into 1,000 common shares at $5 per share. These debentures were refinanced in April and May 2001.

(d)
During April and May 2001, the Company refinanced $389,256 of convertible subordinate debentures, resulting in the capitalization of $35,151 of accrued interest. The new 10% debentures are due at various dates in April and May 2003 and are convertible at a price of $2.00 per share.

(e)
During May and June 2001, the Company issued $342,500 of convertible debentures. Most debentures have an unstated interest rate. Interest is being imputed at 8%. Each $10,000 of debentures is convertible into 20,000 shares of common stock and 10,000 warrants exercisable at $1.50 per share. The warrants expire 3 years from conversion. The common share conversion option is limited to a period ending no later than January 1, 2002, after which time they are convertible at the lower of $2 or 80% of the previous 90 day average price. There is no stated due date for the debentures.

(f)
During September through November 2001, the Company issued $134,000 of convertible subordinate debentures with stated interest rates of 8% and converts into one common share $.50 per share plus a three-year warrant to purchase another common share at $1.50 for each dollar invested. The right to convert expires 90 days after the shareholders approve an increase in authorized shares after which time the debenture is convertible at the lower of $2 or 80% of the previous 90 day average price. These debentures are collateralized by 100,000 shares of Cubic Energy, owned by Paul Crawford, Chief Executive Officer of the Company. There is no stated due date for the debentures. The holders of $44,000 of these debentures were also granted one warrant for each dollar loaned, exercisable at $1.50 and expiring in December 2003. The warrants were deemed to have no value at the date of issuance.

(g)
From October 2001 through March 2002, the Company issued $213,600 of convertible debentures of which most debentures have stated interest rates of 8%. $55,900 of the debentures do not have a stated interest rate, and interest is being imputed at 8%. The right to convert expires 90 days after the shareholders approve an increase in authorized shares after which time the debenture is convertible at the lower of $2 or 80% of the previous 90 day average price. The holders of these debentures were also granted one warrant for each dollar loaned, exercisable at $1.50 and expiring in December 2003. The warrants were deemed to have no value at the date of issuance.

(h)
During fiscal year 2002, the Company exchanged $60,000 of debentures for increased loans from these individuals totaling $106,000. The new debenture agreements offered more favorable conversion characteristics. The estimated value of the beneficial terms of $28,500 has been added to additional paid in capital and is being amortized as additional interest expense over the life of the related debentures.

6. Commitments and contingency:

Operating leases:

        The Company rents office space with future minimum lease payments under these operating leases as follows:

Year	Amount
2003	$26,524
2004	22,400
2005	23,646
2006	24,890

$97,460

        Rent expense and related common area maintenance charges under all operating leases for the years ended March 31, 2001 and 2002 were $63,905 and $47,563, respectively.

Contingency:

        Calendar Capital, Inc. entered into an employment agreement in September of 1993 with its then chief executive officer. The agreement, which expired in August 1998, called for, among other items, a base salary of $120,000 annually with increases of at least 10% per annum as well as granting options to purchase 100,000 shares of common stock each year of the agreement. The Company is currently in negotiations with the former chief executive officer to settle amounts due under the agreement. As of March 31, 2002, the maximum potential liability under this agreement is approximately $600,000. The former chief executive officer is the Company's current special securities counsel. The Company had accrued $39,230 with respect to the contract, of which $18,631 and $13,631 remained outstanding at March 31, 2001 and 2002, respectively. The Company believes that it will not incur liability beyond that which is recorded in the financial statements.

7. Income taxes:

        The income tax provision consists of the following:

	2001	2002
Current income taxes:
Federal	$(1,871)	$(463)

Deferred income taxes:
Federal	(531,000)	(401,000)
State	(177,000)	(134,000)

	(708,000)	(535,000)
Valuation allowance	708,000	535,000

	0	0

Income tax expense (credit)	$(1,871)	$(463)

        Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the temporary differences are expected to reverse. Temporary differences giving rise to the deferred tax asset consist primarily of net operating loss carryforwards valuation reserves and goodwill amortization. Temporary differences giving rise to the deferred tax liability consist primarily of the excess of depreciation expense for tax purposes over the amount for financial reporting purposes.

        The income tax provision for continuing operations varied from the federal statutory tax rate as follows:

	2001	2002
U.S. statutory rate	(34.00)%	(34.00)%
Equity in net losses of affiliates	21.40
Goodwill amortization	4.10
Valuation allowance	8.50	34.00

	0.00%	0.00%

        During fiscal years 1990 and 2000, Calendar Capital, Inc. experienced significant ownership changes, resulting in a limitation of future utilization of pre-ownership change net operating losses. Utilization of net operating losses generated prior to the ownership change in fiscal year 1990 is limited to $68,000 per year plus amounts not utilized in prior years, and $1,020,000 in the aggregate, through the year 2005. Subsequent to this change in ownership, Calendar Capital, Inc. accumulated additional net operating losses and had cumulative losses of approximately $5,000,000 prior to the fiscal year 2000 change in ownership. The Company has not yet determined the amount of these cumulative losses that will be available to offset future taxable income. Accordingly, no deferred tax asset and related valuation allowance has been recorded relating to these cumulative losses. The Company has not recomputed its compliance with Section 382 of the Internal Revenue Code since 1990. As of March 31, 2002, the Company has net operating loss carryforwards of approximately $3,100,000 that will expire beginning in 2020.

        The components of deferred tax assets and liabilities are as follows:

	2001	2002
Deferred tax liability, temporary differences related to depreciation	$4,700	$4,700
Tax effect of net operating loss carryforwards	(748,700)	(1,283,700)

Tax effect of future temporary differences and carryforwards	(744,000)	(1,279,000)
Less net deferred tax asset valuation allowance	744,000	1,279,000

Net deferred tax asset	$0	$0

        The valuation allowance was recorded to reflect the estimated amount of deferred tax assets which may not be realized in future years.

8. Stock warrants:

        The Company has issued warrants to certain debt holders, guarantors, vendors, and an investee in exchange for accepting shares of the Company's stock as partial consideration for the purchase of the investee's stock. The fair value of these warrants was recorded as additional paid-in capital. The Company has also issued warrants to employees.

        The Company has issued warrants to purchase Series C Convertible stock at $15 per share as follows:

	2001	2002
Beginning of year	36,500	28,667
Granted	1,500
Exercised	(9,333)	(500)
Expired	0	0

End of year	28,667	28,167

Weighted average remaining life	1.75 yrs	..75 yrs.

        Warrants to purchase Series C Convertible stock expire at various dates between September 2002 and December 2003.

        The Company has issued warrants to purchase common stock as follows:

	2001	2002
Beginning of year	0	13,850
Granted	13,850	565,051
Exercised	0	0
Expired	0	0

End of year	13,850	578,901

Weighted average remaining life	1.73 yrs.	1.58 yrs.

        The warrants to purchase common stock expire at various dates through December 31, 2003.

        In order to allow an investor to convert 1,667 Series C convertible preferred stock into common stock and not exceed the 700,000 share authorized limit, the Chief Executive Officer, during fiscal year 2001, canceled 1,273 personal shares of stock. The Chief Executive Officer received no consideration for this transaction. The Company estimated the fair value of the Chief Executive Officer's stock cancellation at $25,000, the cash value the warrant holder paid. This amount was credited to additional paid in capital, and $2,800 was charged against stock and additional paid in capital for the original transaction and $22,200 was expensed.

        The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25 and related interpretations. No compensation cost has been recognized for warrants issued to employees when the exercise price of the warrants issued are at least equal to the fair value of the stock on the date of the issue. Had compensation costs for these warrants been determined consistent with SFAS No. 123, the Company's net loss would have been unchanged as the warrants were determined to have no fair value on the date of issuance. The fair value of each warrant for the proforma disclosures required by SFAS No. 123 is estimated on the grant date using the Black-Scholes option-pricing model with the following assumptions:

Dividend yield	None
Expected volatility	None
Expected life of option	3 years
Risk-free interest rate	5.00%

9. Stock options:

        The Company has a stock option plan reserving 15% of the outstanding shares of the Company's common stock for future issuance. Under the terms of this stock option plan, the Company may grant to its employees and consultants options to purchase shares with a term not to exceed ten years.

        The Company also has a stock option plan reserving 5,000 shares of the Company's common stock for issuance to outside directors. Under the terms of this plan, eligible directors receive an option for 250 shares in the first year elected as a director; in subsequent years eligible directors receive an option for 100 shares. The exercise price of the options shall be 100% of the current market price on the date of the grant. The term of the options is ten years.

        In consideration for providing a loan to the Company during fiscal 2000, the Company issued an option to acquire up to 4,000 shares of Series C Preferred Convertible Stock at $25.00 per share. The option shall not expire until the later of six months beyond the payoff of the loan or December 31, 2002. The option has not been exercised as of March 31, 2002.

        During fiscal year 2001, the Company issued options to an outside director to purchase 12,500 shares of common stock at $5 per share. These options expire January 2004. Since the strike price of the option was higher than the market value of the stock at the time of issue, no expense was recorded by the Company with respect to these options.

        Option activity in common stock is:

	2001	2002
Beginning of year	41,338	53,838
Granted	12,500	0
Exercised	0	0
Expired	0	2,788

End of year	53,838	51,050

Weighted average remaining life	2.4 yrs.	1.4 yrs.

        The weighted average exercise price is $18.07 with a range of $3.80 - $42.40.

10. Preferred stock:

        The Company's preferred stock consists of Series B Convertible Preferred Stock (Series B) and Series C Convertible Preferred Stock (Series C).

        The holders of Series B are entitled to receive cumulative dividends at the rate of four percent of the stated value ($10.00) of such shares payable annually, when and if declared by the Board of Directors. Each share of Series B is convertible at the option of the holder into one share of common stock. The holders of Series B have one vote per share. The Series B shares have a liquidation preference of $10.00 per share plus any accumulated and unpaid dividends. Accumulated and unpaid dividends approximates $247,000 and $283,000 at March 31, 2001 and 2002, respectively.

        The holders of Series C are not entitled to receive dividends. Each share of Series C is convertible at the option of the holder into twelve and one-half shares of common stock. The holders of Series C have twelve and one-half votes per share. On or after January 1, 2001, the Company may redeem, in whole or in part, the shares of Series C at a redemption price of $25 per share. The Series C shares have a liquidation preference of $25 per share.

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

Unaudited

CONDENSED BALANCE SHEET—June 30, 2002

Assets:
Computer equipment	$27,645
Accumulated depreciation	(13,719)

13,926

Total assets	$13,926

Liabilities and shareholders' deficit:
Current liabilities:
Bank overdraft	$12,426
Accounts payable	378,671
Accrued expenses	193,706
Notes payable, current portion	1,024,109

Total current liabilities	1,608,912

Notes payable, long-term portion	250,000

Shareholders' deficit:
Common stock, par value $.01 per share; 75,000,000 shares authorized; 12,423,413 shares issued and outstanding in 2002	124,234
Additional paid-in capital	7,075,586
Subscriptions receivable	(26,100)
Deficit accumulated during the development stage	(9,018,706)

(1,844,986)

Total liabilities and shareholders' deficit	$13,926

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

Unaudited

CONDENSED STATEMENTS OF LOSS

Three months ended June 30, 2001 and 2002 and
Period from March 23, 2000 (inception) to June 30, 2002

	Three months ended June 30,		Period from March 23, 2000 (inception) to June 30, 2002
	2001	2002
Costs and expenses:
Research and development	$292,292	$27,445	$2,049,065
General and administrative	1,633,882	168,407	6,668,600
Depreciation	1,861	2,304	16,052
Interest expense	25,421	33,506	283,955
Loss on disposal of equipment			1,034

Net loss	$1,953,456	$231,662	$9,018,706

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

Unaudited

CONDENSED STATEMENTS OF SHAREHOLDERS' DEFICIT

Period from March 23, 2000 (inception) to June 30, 2002

					Deficit accumulated during the development stage
	Common stock
			Additional paid-in capital	Subscriptions receivable		Shareholders' deficit
	Shares	Par value
Shares issued in March 2000 for:
Contribution of technology at $0.00 per share	7,390,000	$73,900	$(73,900)
Subscriptions receivable at $.01 per share	2,610,000	26,100		$(26,100)

Balance, March 31, 2000	10,000,000	100,000	(73,900)	(26,100)
Shares issued in September 2000 at $1 per share in exchange for services	324,302	3,243	321,059			$324,302
Shares issued for cash in September 2000 at $.80 to $1 per share	827,000	8,270	793,730			802,000
Fair value of warrants issued with convertible debt in September 2000			213,833			213,833
Fair value of warrants issued with debt in March 2001			51,198			51,198
Compensation to employees, contractors and investors through shares given back to Company by principal shareholder	(998,500)	(9,985)	998,500			988,515
Fair value of warrants issued to employees, contractors and investors			1,162,842			1,162,842
Net loss					$(3,894,019)	(3,894,019)

Balance, March 31, 2001	10,152,802	$101,528	3,467,262	$(26,100)	(3,894,019)	(351,329)
Change in value of warrants due to amending debt agreement in July 2001			(46,210)			(46,210)
Fair value of warrants issued with convertible debt in October 2001			98,300			98,300
Warrants exercised at $0.01 per share in March 2002	2,799,500	27,995				27,995
Debt converted into stock at $3 per share, net of unamortized debt discount of $87,029 in March 2002	211,000	2,110	543,861			545,971
Revision to debt conversion terms to induce holders to exercise in March 2002			27,022			27,022
Debt converted into stock at $1 per share in March 2002	135,111	1,351	133,760			135,111
Compensation to employees, contractors and investors through shares given back to Company by principal shareholder	(875,000)	(8,750)	875,000			866,250
Fair value of warrants issued to employees, contractors and investors			1,976,591			1,976,591
Net loss					(4,893,025)	(4,893,025)

Balance, March 31, 2002	12,423,413	124,234	7,075,586	$(26,100)	(8,787,044)	(1,613,324)
Net loss					(231,662)	(231,662)

Balance, June 30, 2002	12,412,413	$124,234	$7,075,586	$(26,100)	$(9,018,706)	$(1,844,986)

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

Unaudited

CONDENSED STATEMENTS OF CASH FLOWS

Three months ended June 30, 2001 and 2002 and
Period from March 23, 2000 (inception) to June 30, 2002

	Three months ended June 30,
			Period from March 23, 2000 (inception) to June 30, 2002
	2001	2002
Cash flows from operating activities:
Net loss	$(1,953,456)	$(231,662)	$(9,018,706)
Adjustment to reconcile net loss to net cash flows used in operating activities:
Depreciation	1,861	2,304	16,052
Amortization of debt discount	22,640	4,914	145,109
Common stock issued for services			324,302
Compensation through stock give back	569,250		1,854,765
Warrants issued to employees, contractors and investors	748,173		3,139,433
Loss on disposal of equipment			1,034
Debt conversion inducement expense			27,022
Change in assets and liabilities:
Inventory	(107,003)
Prepaid expenses
Accounts payable	290,298	(4,787)	378,671
Accrued expenses	26,594	28,520	236,817

Net cash used in operating activities	(401,643)	(200,711)	(2,895,501)

Cash flows used in investing activities, purchase of computer equipment	(11,089)		(31,012)

Cash flows from financing activities:
Proceeds from:
Notes payable	195,000	224,500	2,140,768
Issuance of common stock			829,995
Payments on notes payable		(28,000)	(56,676)
Change in bank overdraft	45,266	4,211	12,426

Net cash provided by financing activities	240,266	200,711	2,926,513

Net decrease in cash	$(172,466)	$0	$0
Cash, beginning	172,466	0	0

Cash, ending	$0	$0	$0

Supplemental cash flow information:
Cash paid for interest	$0	$0	$4,375

Supplemental schedule of non-cash investing and financing activities:
Warrants issued to employees, contractors and investors	$748,173		$3,139,433

Warrants issued with convertible debt			$363,331

Compensation through stock given back to company	$569,250		$1,854,765

Stock issued in exchange for subscription receivable			$26,100

Common stock issued:
For services			$324,302

For debt conversion			$768,111

Adjustment to unamortized debt discount due to change in debt terms and debt conversion			$133,239

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

Unaudited

NOTES TO CONDENSED FINANCIAL STATEMENTS

Three months ended June 30, 2001 and 2002 and
Period from March 23, 2000 (inception) to June 30, 2002

1. Nature of operations and summary of significant accounting policies:

Nature of operations:

        Wireless Ronin Technologies, Inc. (the Company) located in Minnesota, was founded on March 23, 2000 with the purpose of designing, developing and producing wireless hand held computers for enterprise customers. Prior to incorporation, the Company's founder engaged in self-financed concept development and research activities for one year.

        In the years since incorporation, the Company has refocused its operations to provide application specific wireless business solutions to customers. Its innovative integrated method of analyzing wireless data communication enables the Company to provide its customers with significantly improved communication productivity at fair prices.

        On February 6, 2002, the Company signed an Agreement (the "Agreement") with IQUniverse, Inc. and its wholly owned subsidiary. ("Buyer") to sell all assets and liabilities of the Company. The Agreement was drafted so that the transaction will be a tax-free reorganization. Pursuant to the Agreement, the Company and ultimately its existing shareholders will receive 68% of the shares in a new combined entity which includes the assets and liabilities of the Company and the Buyer.

        The Company's shareholders voted in favor of the Agreement at the Company's annual meeting March 1, 2002. Completion of the acquisition is anticipated in Fall 2002.

Basis of presentation:

        The Company's financial statements for the three months ended June 30, 2001 and 2002 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.

        The Company has incurred losses of approximately $9 million through June 30, 2002, has negative equity of $1.8 million at that date, and will incur additional costs as it continues to develop and market its products and services. The Company's ability to continue as a going concern is largely dependent on its ability to raise additional capital and the realization of its efforts to sell its application specific wireless business solutions. As a result, the Company may not be able to continue as a going concern. The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result if the Company is unable to continue as a going concern.

        The Company's plan for the next fiscal year is to continue to raise additional capital to fund operations and market and sell its products and services.

Interim financial statements:

        The balance sheet as of June 30, 2001 and 2002, and the related statements of loss, shareholders' deficit and cash flows for the three month period ended June 30, 2001 and 2002 are unaudited. However, in the opinion of the management, these interim financial statements include all adjustments

(consisting only of normal recurring adjustments) which are necessary for the fair presentation of the results for the interim periods presented. The results of operations for the unaudited three month period ended June 30, 2002, are not necessarily indicative of the results which may be expected for the entire 2002 fiscal year.

2. Notes payable:

        From April 1, 2002 through June 30, 2002, the Company received $224,500 of additional funding from IQ Universe.

INDEPENDENT AUDITORS' REPORT

Board of Directors
Wireless Ronin Technologies, Inc.
Minneapolis, Minnesota

        We have audited the balance sheets of Wireless Ronin Technologies, Inc. (a development stage company) as of March 31, 2001 and 2002, and the related statements of loss, shareholders' deficit and cash flows for the period March 23, 2000 (inception) to March 31, 2002 and the years ended March 31, 2001 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wireless Ronin Technologies, Inc. (a development stage company) as of March 31, 2001 and 2002, and the results of its operations and its cash flows for the period March 23, 2000 (inception) to March 31, 2002 and the years ended March 31, 2001 and 2002, in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 the Company has incurred significant losses since inception and has negative equity. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Schechter, Dokken, Kanter, Andrews & Selcer Ltd.

August 16, 2002
Minneapolis, Minnesota

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

BALANCE SHEETS—March 31, 2001 and 2002

	2001	2002
Assets:
Current assets:
Cash and cash equivalents	$172,466
Prepaid expenses	15,000

Total current assets	187,466

Computer equipment	18,645	$27,645
Accumulated depreciation	(4,382)	(11,415)

	14,263	16,230

Total assets	$201,729	$16,230

Liabilities and shareholders' deficit:
Current liabilities:
Bank overdraft		$8,215
Accounts payable	$28,516	383,458
Accrued expenses	16,890	165,186
Notes payable, current portion	199,223	822,695

Total current liabilities	45,406	1,379,554

Notes payable, long-term	308,429	250,000

Shareholders' deficit:
Common stock, par value $.01 per share; 75,000,000 shares authorized; 10,152,802 and 12,423,413 shares issued and outstanding in 2001 and 2002, respectively	101,528	124,234
Additional paid-in capital	3,467,262	7,075,586
Subscriptions receivable	(26,100)	(26,100)
Deficit accumulated during the development stage	(3,894,019)	(8,787,044)

	(351,329)	(1,613,324)

Total liabilities and shareholders' deficit	$201,729	$16,230

See notes to financial statements.

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

STATEMENTS OF LOSS

Years ended March 31, 2001 and 2002 and
Period from March 23, 2000 (inception) to March 31, 2002

	Years ended March 31		Period from March 23, 2000 (inception) to March 31, 2002
	2001	2002
Costs and expenses:
Research and development	$767,809	$1,253,811	$2,021,620
General and administrative	3,082,255	3,417,938	6,500,193
Depreciation	4,382	9,366	13,748
Interest expense	39,573	210,876	250,449
Loss on disposal of equipment		1,034	1,034

Net loss	$3,894,019	$4,893,025	$8,787,044

See notes to financial statements.

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

STATEMENTS OF SHAREHOLDERS' DEFICIT

Years ended March 31, 2001 and 2002 and
Period from March 23, 2000 (inception) to March 31, 2002

					Deficit accumulated during the development stage
	Common stock
			Additional paid-in capital	Subscriptions receivable		Shareholders' deficit
	Shares	Par value
Shares issued in March 2000 for:
Contribution of technology at $0.00 per share	7,390,000	$73,900	$(73,900)
Subscriptions receivable at $.01 per share	2,610,000	26,100		$(26,100)

Balance, March 31, 2000	10,000,000	100,000	(73,900)	(26,100)
Shares issued in September 2000 at $1 per share in exchange for services	324,302	3,243	321,059			$324,302
Shares issued for cash in September 2000 at $.80 to $1 per share	827,000	8,270	793,730			802,000
Fair value of warrants issued with convertible debt in September 2000			213,833			213,833
Fair value of warrants issued with debt in March 2001			51,198			51,198
Compensation to employees, contractors and investors through shares given back to Company by principal shareholder	(998,500)	(9,985)	998,500			988,515
Fair value of warrants issued to employees, contractors and investors			1,162,842			1,162,842
Net loss					$(3,894,019)	(3,894,019)

Balance, March 31, 2001	10,152,802	$101,528	3,467,262	$(26,100)	(3,894,019)	(351,329)
Change in value of warrants due to amending debt agreement in July 2001			(46,210)			(46,210)
Fair value of warrants issued with convertible debt in October 2001			98,300			98,300
Warrants exercised at $0.01 per share in March 2002	2,799,500	27,995				27,995
Debt converted into stock at $3 per share, net of unamortized debt discount of $87,029 in March 2002	211,000	2,110	543,861			545,971
Revision to debt conversion terms to induce holders to exercise in March 2002			27,022			27,022
Debt converted into stock at $1 per share in March 2002	135,111	1,351	133,760			135,111
Compensation to employees, contractors and investors through shares given back to Company by principal shareholder	(875,000)	(8,750)	875,000			866,250
Fair value of warrants issued to employees, contractors and investors			1,976,591			1,976,591
Net loss					(4,893,025)	(4,893,025)

Balance, March 31, 2002	12,423,413	$124,234	$7,075,586	$(26,100)	$(8,787,044)	$(1,613,324)

See notes to financial statements.

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS

Years ended March 31, 2001 and 2002 and
Period from March 23, 2000 (inception) to March 31, 2002

	Years ended March 31
			Period from March 23, 2000 (inception) to March 31, 2002
	2001	2002
Cash flows from operating activities:
Net loss	$(3,894,019)	$(4,893,025)	$(8,787,044)
Adjustment to reconcile net loss to net cash flows used in operating activities:
Depreciation	4,382	9,366	13,748
Amortization of debt discount	22,683	117,512	140,195
Common stock issued for services	324,302		324,302
Compensation through stock give back	988,515	866,250	1,854,765
Warrants issued to employees, contractors and investors	1,162,842	1,976,591	3,139,433
Loss on disposal of equipment		1,034	1,034
Debt conversion inducement expense		27,022	27,022
Change in assets and liabilities:
Prepaid expenses	(15,000)	15,000
Accounts payable	28,516	354,942	383,458
Accrued expenses	16,890	191,407	208,297

Net cash used in operating activities	(1,360,889)	(1,333,901)	(2,694,790)

Cash flows used in investing activities, purchase of computer equipment	(18,645)	(12,367)	(31,012)

Cash flows from financing activities:
Proceeds from:
Notes payable	750,000	1,166,268	1,916,268
Issuance of common stock	802,000	27,995	829,995
Payments on notes payable		(28,676)	(28,676)
Change in bank overdraft		8,215	8,215

Net cash provided by financing activities	1,552,000	1,173,802	2,725,802

Net increase (decrease) in cash	172,466	(172,466)	0
Cash, beginning	0	172,466	0

Cash, ending	$172,466	$0	$0

Supplemental cash flow information:
Cash paid for interest	$0	$4,375	$4,375

Supplemental schedule of non-cash investing and financing activities:
Warrants issued to employees, contractors and investors	$1,162,842	$1,976,591	$3,139,433

Warrants issued with convertible debt	$265,031	$98,300	$363,331

Compensation through stock given back to company	$988,515	$866,250	$1,854,765

Stock issued in exchange for subscription receivable	$26,100		$26,100

Common stock issued:
For services	$324,302		$324,302

For debt conversion		$768,111	$768,111

Adjustment to unamortized debt discount due to change in debt terms and debt conversion		$133,239	$133,239

See notes to financial statements.

WIRELESS RONIN TECHNOLOGIES, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Years ended March 31, 2001 and 2002 and
Period from March 23, 2000 (inception) to March 31, 2002

1.    Nature of operations and summary of significant accounting policies:

Nature of operations:

        Wireless Ronin Technologies, Inc. (the Company) located in Minnesota, was founded on March 23, 2000 with the purpose of designing, developing and producing wireless hand held computers for enterprise customers. Prior to incorporation, the Company's founder engaged in self-financed concept development and research activities for one year.

        In the years since incorporation, the Company has refocused its operations to provide application specific wireless business solutions to customers. Its innovative integrated method of analyzing wireless data communication enables the Company to provide its customers with significantly improved communication productivity at fair prices.

        On February 6, 2002, the Company signed an Agreement (the "Agreement") with IQUniverse, Inc. and its wholly owned subsidiary ("Buyer") to sell all assets and liabilities of the Company. The Agreement was drafted so that the transaction will be a tax-free reorganization. Pursuant to the Agreement, the Company and ultimately its existing shareholders will receive 65% of the shares in a new combined entity which includes the assets and liabilities of the Company and the Buyer.

        The Company's shareholders voted in favor of the Agreement at the Company's annual meeting March 1, 2002. Completion of the acquisition is anticipated in Fall 2002.

Basis of presentation:

        The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.

        The Company has incurred losses of approximately $8.8 million through March 31, 2002, has negative equity of $1.6 million at that date, and will incur additional costs as it continues to develop and market its products and services. The Company's ability to continue as a going concern is largely dependent on its ability to raise additional capital and the realization of its efforts to sell its application specific wireless business solutions. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result if the Company is unable to continue as a going concern.

        Subsequent to March 31, 2002, the Company has continued to raise capital. As of July 31, 2002, an additional $277,000 in short term financing has been raised. The Company's plan for the next fiscal year is to continue to raise additional capital to fund operations and market and sell its products and services.

Critical accounting policies—use of estimates:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from these estimates.

        The principal estimates are valuing the warrants and equity and debt incentives issued to employees, contractors and debt holders and valuing compensation to employees, contractors and investors through stock given back to the company by the principal shareholder. The Company used the Black-Scholes pricing model for all these estimates at the date of grant with the following assumptions:

	2001	2002
Risk free interest rate	3% - 5%	3% - 5%
Dividend yield	0%	0%
Volatility factor	0%	0%

Cash:

        The Company maintains its cash at a financial institution in Minnesota. At times, the bank balance exceeds limits insured by Federal agencies.

Computer equipment and depreciation:

        Property and equipment consisting of computer hardware and software are recorded at cost. Depreciation is calculated on a straight-line basis over three years.

Stock compensation:

        The Company accounts for its stock-based compensation awards to employees under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and discloses the pro forma effect on net loss as required by Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation. During the years ended March 31, 2001 and 2002, the Company did not issue any stock-based compensation that required disclosure according to SFAS No. 123.

Research and development:

        Internal research and development costs are expensed as incurred. Third-party research is expensed when the contracted work has been performed.

Fair value of financial instruments:

        Statements of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. In cases where quoted market prices are not available, fair values are based on estimates using present value or other value techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and in many cases, could not be realized in immediate settlement of the instruments. Statement

No. 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements.

        For cash, the carrying value is a reasonable estimate of its fair value. The fair value of the Company's notes payable is not practicable to estimate due to the Company's going concern issues discussed above in Basis of Presentation.

2.    Related party transactions:

Shares given back to Company:

        During the years ended March 31, 2001 and 2002, the principal shareholder of the Company gave a total of 1,873,500 shares back to the Company in order to benefit certain employees, contractors and investors. Since the shareholder's actions were on behalf of the Company, these transactions were recorded as compensation expense and additional paid-in capital.

Yog Designs, Inc.:

        From inception the Company shared offices with Yog Designs, Inc., a company owned in its entirety by the Company's Chairman and principal shareholder. In fiscal year 2001, the Company was not charged rent expense. In fiscal year 2002, under the informal agreement, bills covering office rent, phone expense and utilities were paid at times by Yog Designs, Inc. and, at times, by the Company. Total expenses recorded for these shared expenses were $17,161 for the year ended March 31, 2002. Management believes the Company did not receive any material benefit or expense as a result of the sharing of office expenses. With the Company's acquisition by IQUniverse, the shared office arrangement will discontinue. The Company owed Yog Designs, Inc. $4,650 at March 31, 2002.

Contributed technology:

        In 2000, technology was contributed by the Company's chairman and principal stockholder in exchange for common stock. The Company recorded no value related to the concept and technology since the contributor's basis was zero due to the concept and technology being internally developed by the contributor.

3.    Notes payable:

        Notes payable consists of the following:

	2001	2002
Convertible debenture, interest at 8%, face value of $500,000 net of unamortized discount of $191,571, effective interest rate 20%, convertible into 166,667 shares of common stock, principal and interest due September 2005; issued with warrants to purchase 100,000 shares of common stock at $1.00 per share, expiring September 2005(a)	$308,429
Convertible debenture, interest at 12.5%, due March 2002, face value of $250,000 net of unamortized discount of $50,777 in 2001, effective interest rate of 36%, convertible into 200,000 shares of common stock, principal and interest due March 2002; issued with warrants to purchase 62,500 shares of common stock at $.50 per share, expiring March 2002(b)	199,223	$250,000
Unsecured notes payable to individuals, interest at 12.5%, due June 2002, currently in default		70,000
Note payable to supplier, interest at 8%, face value of $502,592 net of unamortized discount of $89,897, effective interest rate of 38%, weekly payments of $1,000 through April 2002, remaining balance including interest due May 2002, collateralized by all Company assets; issued with warrants to purchase 120,000 shares of common stock at $.50 per share.(c)		412,695
Unsecured advances from IQUniverse and its Chairman, interest accrued at 8.0%		340,000

	507,652	1,072,695
Less current portion	199,223	822,695

	$308,429	$250,000

(a)
The original note was due September 2005. In July 2001, the Company borrowed an additional $100,000 and changed the due date to July 2003. The terms of the warrant were also modified to reduce the number of shares that could be purchased from 100,000 to 63,300. In March 2002, the holder converted principal and accrued interest totaling $633,000, net of unamortized debt discount of $87,029, into 211,000 shares of common stock and the stock warrants were forfeited.

(b)
During the year ended March 31, 2002, the Company failed to perform according to the terms of the original debt agreement. It has since renegotiated the terms of this debt at a more favorable interest rate of 8% and is in compliance with the re-negotiated agreement. The agreement is for five years and conversion under this agreement can occur at any time of the debt holders choosing, through March 2007, at a price of $1.25 per share.

(c)
The Company is currently in default on the note payable to supplier. Discussions between the Company and the supplier are currently underway to resolve the default situation. The Company expects favorable resolution to the negotiations.

        Interest expense was $39,573 and $210,876 for each of the periods ended March 31, 2001 and 2002, respectively.

4.    Provision for income taxes:

        The Company has approximately $1.7 million and $3.5 million of net operating loss carryforwards for tax purposes at March 31, 2001 and 2002, respectively. Net operating losses expire in the years 2021-2022 and may be subject to limitations under section 382 of the Internal Revenue Code should the ownership of the company change substantially. The difference between the reported net loss and the net operating loss carryforward consists primarily of compensation expense recorded from warrants issued at less than market value for accounting purposes, but not deductible for tax purposes until the related warrants are exercised.

        Gross deferred tax assets of approximately $688,000 and $1,400,000 result from the net operating loss carryforwards as of March 31, 2001 and 2002, respectively. However, due to the uncertainty surrounding realization of deferred tax assets, a valuation allowance has been recorded and accordingly, no benefit has been included in these financial statements.

5.    Stock warrants:

        The Company has issued warrants to certain debt holders, employees, contractors, and investors in exchange for their efforts to sustain the Company. In certain cases, the warrants were granted as additional consideration to purchase the Company's convertible debentures or issue the Company short term credit. The warrants were valued using the Black-Scholes pricing model and were recorded as debt discount and additional paid-in capital. The debt discount is amortized using the interest method over the term of the debt as interest expense.

        Several employees, contractors and investors were granted warrants in fiscal years 2001 and 2002 as additional compensation for their services and efforts to sustain the Company. The warrants were valued using the Black-Scholes pricing model and were recorded as additional paid-in capital and as a charge to operating expenses.

        A summary of the Company's warrant activity for common stock follows:

	2001	2002
Beginning of year	0	1,336,000
Granted	1,336,000	2,036,800
Exercised	0	(2,799,500)
Expired/voided	0	(63,300)

End of year	1,336,000	510,000

Weighted average exercise price per share of warrants granted during the year	$.20	$.08
Weighted average remaining life of warrants at the end of the year	2.8 yrs.	4.4 yrs.
Weighted average exercise price per share of unexercised warrants at year end	$.20	$.64

6.    Stock options:

        The Company has made limited use of stock options during the past two years. For the year ended March 31, 2001, options to purchase 150,000 shares of the Company's common stock for $1.25 per share with a five year vesting schedule, were issued. The expiration date of these options is December 25, 2005.

        In the year ended March 31, 2002, no new stock options were issued. Due to separation of certain employees from the Company, options to purchase 100,000 shares of stock were voided. At March 31, 2002, there remains a balance of options to purchase 50,000 shares of stock expiring in December 2005. The value of these options has not been calculated since no options have vested.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

        The following unaudited pro forma condensed financial statements have been derived by the application of pro forma adjustments to the Company's historical financial statements included elsewhere in this Proxy Statement and those of Wireless Ronin included elsewhere in this Proxy Statement. The unaudited pro forma condensed balance sheet data gives effect to the Acquisition as if it had occurred on June 30, 2002. The unaudited pro forma condensed statements of operations gives effect to the Acquisition as if it had been consummated on April 1, 2001, providing pro forma income for the year ending March 31, 2002 and the quarter ending June 30, 2002. Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with these unaudited pro forma condensed financial statements. The actua1 accounting adjustments described in the accompanying notes will be made as of the closing date of the acquisition and may differ from those reflected in these unaudited pro forma condensed financial statements.

        The unaudited pro forma condensed financial statements should not be considered indicative of actual results that would have been achieved had the Acquisition been consummated on the date or for the period indicated and do not purport to indicate balance sheet data or results of operations as of any future date or any future period.

        The unaudited pro forma condensed financial statements should be read in conjunction with the Wireless Ronin financial statements and accompanying notes appearing elsewhere in this Proxy Statement.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS

JUNE 30, 2002

	Wireless Ronin	IQ Universe	Pro forma adjustments		Pro forma combined
Assets:
Current assets:
Miscellaneous receivables		$36,967			$36,967
Prepaid and other		8,311			8,311

Total current assets		45,278			45,278

Property and equipment, net	$13,926	24,036			37,962
Deferred financing costs		1,760			1,760
Investments, net of allowance		642,750	$(539,500	)(a)
			268,450	(c)	371,700

Total assets	$13,926	$713,824	$(271,050)		$456,700

Liabilities and shareholders' equity:
Current liabilities:
Bank overdraft	$12,426				$12,426
Notes payable, current portion	1,024,109	$226,000	$(539,500	)(a)	710,609
Convertible debt		1,866,795			1,866,795
Accounts payable	378,671	154,260			532,931
Accrued expenses	193,706	340,134			533,840
Due to related party		839,282			839,282

Total current liabilities	1,608,912	3,426,471	(539,500)		4,495,883

Notes payable, long-term	250,000				250,000

Shareholders' equity:
Preferred stock:
Series B convertible		882			882
Series C convertible		2,000			2,000
Common stock	124,234	6,494	5,766	(b)	136,494
Additional paid-in capital	7,075,586	1,081,068	(3,684,857	)(b)
			268,450	(c)	4,740,247
Stock subscriptions receivable	(26,100)	(124,000)			(150,100)
Accumulated deficit	(9,018,706)	(3,679,091)	3,679,091	(b)	(9,018,706)

	(1,844,986)	(2,712,647)	268,450		(4,289,183)

Total liabilities and shareholders' equity	$13,926	$713,824	$(271,050)		$456,700

See notes to unaudited pro forma condensed financial statements.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2002 AND
THREE MONTHS ENDED JUNE 30, 2002

	March 31, 2002				June 30, 2002
	Wireless Ronin	Pro forma adjustments		Pro forma combined	Wireless Ronin	Pro forma adjustments		Pro forma combined
Research and development	$1,253,811			$1,253,811	$27,445			$27,445
General and administrative expenses	3,417,938			3,417,938	168,407			168,407
Depreciation	9,366			9,366	2,304			2,304
Interest expense	210,876	$245,746	(d)	456,622	33,506	$72,810	(d)	106,316
Other	1,034			1,034

Net loss	$(4,893,025)	$(245,746)		$(5,138,771)	$(231,662)	$(72,810)		$(304,472)

Net loss per common share, basic and diluted				$(0.38)				$(0.02)

Weighted average number of common shares, basic and diluted				13,649,386				13,649,386

Net loss per common share, assuming conversion of all IQ Universe stock debentures and preferred stock				$(0.28)				$(0.02)

Weighted average number of common shares, assuming conversion of all IQ Universe debentures and preferred stock				18,206,196				19,048,896

See notes to unaudited pro forma condensed financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2002 AND FOR THE YEAR ENDED MARCH 31, 2002
AND QUARTER ENDED JUNE 30, 2002

1. Basis of presentation of unaudited pro forma combined financial statements:

        IQ Universe will issue new shares of common stock in the Acquisition in exchange for the transfer of the assets and liabilities of Wireless Ronin to IQ Universe's wholly owned subsidiary. The shareholders of IQ Universe pre- acquisition will retain approximately 35% of all of the shares of common stock of the combined company on a fully diluted basis and shareholders of Wireless Ronin will hold 65% of the shares. The Acquisition will therefore be accounted for as a reverse acquisition by Wireless Ronin, and accordingly, is deemed to be equivalent, for accounting purposes, to the issuance of Wireless Ronin capital stock in exchange for the fair market value of the assets and liabilities of IQ Universe. As a result, no goodwill will be recorded, and the assets of Wireless Ronin will continue to be recorded at their historic values.

        The unaudited pro forma condensed financial statement data included herein is based on the unaudited quarter-ended June 30, 2002 balance sheets and statements of operations and the audited year-end March 31, 2002 statements of operations of both IQ Universe and Wireless Ronin.

2. Adjustments:

        a.    Reflects the elimination of inter-company advances.

        b.    Reflects the issuance of IQ Universe common shares ($.01 par value) and the elimination of IQ Universe's accumulated deficit in accordance with guidelines regarding the accounting for a reverse acquisition.

        c.    Reflects the adjustment for management's estimate of fair market value of Commission Junction stock.

        d.    Interest expense on IQ Universe convertible debt. All IQ Universe expenses except interest have been excluded as no decision has been made on what overhead items, if any, will continue post merger.

Exhibit A

AMENDED AND RESTATED ACQUISITION
AGREEMENT AND PLAN OF REORGANIZATION

IQUNIVERSE, INC., AS PARENT
IQUNIVERSE ACQUISITION CORP., AS NEWCO
WIRELESS RONIN TECHNOLOGIES, INC., AS SELLER
AND
JOHN BEHR, AS MAJORITY SHAREHOLDER

DATED: October 3, 2002

LIST OF SCHEDULES

2.1	Permitted Liens
2.1(a)	Tangible Assets
2.1(b)	Assigned Contracts
2.1(c)	Intangible Assets
2.1(d)	Permits and Licenses
2.1(e)	Open Projects
2.1(g)	Customers
2.2	Intentionally Omitted
2.3(a)	Assumed Convertible Debt
5.1(a)	Seller's Articles and Bylaws
5.1(b)	Seller's Foreign Qualifications
5.2	Defaults; Consents
5.4	Financial Statements
5.5(a)	Leases
5.5(b)	Fixed Assets
5.6	Tax Matters
5.8	Changes to Business
5.9	Intellectual Property
5.10	Licensed Intellectual Property
5.11	Assigned Contracts
5.12	Litigation
5.14	Insurance
5.15	Warranties
5.16	Product Liability
5.17	Finder's Fees
5.18	Authorization
5.20	Employee Benefit Plans
5.21	Environmental Matters
5.22	Customers, Distributors, Independent Sales Representatives
5.23	Employee Matters
5.24	Other Agreements
7.1	Parent/Newco Articles and Bylaws
7.2	Parent/Newco Defaults; Consents
7.3	Parent Capitalization
7.5	Parent Financial Statements
7.6	Parent Leases and Assets
7.7	Parent Taxes
7.9	Parent Litigation
7.15	Parent Employment Matters
7.16	Parent Material Contracts

LIST OF EXHIBITS

Exhibit A	Intentionally Omitted
Exhibit B	Assignment and Assumption Agreement
Exhibit C	Intentionally Omitted
Exhibit D	Form of Employment, Noncompete, Nondisclosure, and Assignment of Invention Agreement
Exhibit E	Bill of Sale
Exhibit F	Seller Noncompetition Agreement

AMENDED AND RESTATED ACQUISITION
AGREEMENT AND PLAN OF REORGANIZATION

        THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is dated October 3, 2002, is by and among IQUniverse, Inc., a Minnesota corporation ("Parent"), IQUniverse Acquisition, Corp., a newly formed Minnesota corporation ("Newco"), Wireless Ronin Technologies, Inc., a Minnesota corporation (the "Seller") and John Behr (the "Majority Shareholder").

RECITALS:

        WHEREAS, Seller is developing and plans to market a wireless portable hand held computer and communications device providing internet access and other wireless communication services (the "Business") and the Majority Shareholder owns a majority of the outstanding and issued capital stock of Seller;

        WHEREAS, Parent is a publicly traded company with its Common Stock traded on the over-the-counter bulletin board under the symbol "IQUN";

        WHEREAS, Newco is a newly formed corporation under the laws of the state of Minnesota with all of its outstanding capital stock owned by Parent;

        WHEREAS, Seller, Parent and Newco intend for Newco to purchase the assets and assume certain liabilities of Seller identified herein in consideration of Parent issuing shares of its common stock, par value $.01 per share;

        WHEREAS, the parties intend the transactions contemplated herein to constitute a tax-free reorganization within the meaning of Sections 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended;

        WHEREAS, as an inducement for and condition to Parent and Newco entering into this Agreement, Seller and certain of its shareholders including Majority Shareholder have agreed to be bound by a noncompetition agreement and certain of Seller's employees have agreed to become employed and enter into noncompetition agreements with Parent and Newco all as provided herein; and

        WHEREAS, On February 6, 2002, the parties hereto entered into that certain Agreement and Plan of Reorganization (the "Original Agreement");

        WHEREAS, On March 27, 2002, the parties hereto entered into that certain Amendment No. 1 to Agreement and Plan of Reorganization for the purpose of extending the Closing Date to no later than April 30, 2002 ("Amendment No. 1"); and

        WHEREAS, the parties desire to amend and restate the Original Agreement, as amended by Amendment No. 1, pursuant to the terms of this Agreement to, among other matters, require Parent to conduct its Shareholder Meeting prior to the Closing of the transactions contemplated hereunder.

        NOW, THEREFORE, in consideration of the covenants and mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties contained herein, the parties agree as follows:

SECTION 1. DEFINITIONS

        Unless otherwise defined elsewhere in this Agreement, as used in this Agreement and any exhibits or schedules hereto, the following words and phrases shall have the meanings set forth below:

        "Act" shall mean the Securities Act of 1933, as amended.

        "Amendment of Parent's Articles of Incorporation" means the Articles of Incorporation of Parent amended to (a) eliminate the liquidation preference associated with all classes of preferred stock of Parent authorized and outstanding as of the date hereof, and (b) increase Parent's authorized shares of Parent Common Stock, such that there shall be sufficient Parent Common Stock to be issued hereunder as Purchase Consideration, upon conversion of all Parent's outstanding preferred stock, and upon exercise of all outstanding options, warrants and other convertible securities, in a form mutually satisfactory to the parties.

        "Assets" shall have the meaning ascribed to it in Section 2.1 below.

        "Assumed Convertible Debt" means the convertible debt of Seller listed on Schedule 2.3(a) being assumed by Newco.

        "Balance Sheet" shall have the meaning ascribed to it in Section 5.4 below.

        "Closing" shall mean the consummation of the transactions contemplated herein as described in Section 4.1 below.

        "Closing Date" shall be the date of the Closing as described in Section 4.1 below.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Employee Benefit Plan" shall have the meaning ascribed to it in Section 5.20(a) below.

        "Environmental Law" shall mean any environmental health and safety-related law, regulation, rule, ordinance, or by-law at the federal, foreign, state, or local level, whether existing as of the date hereof, previously enforced or subsequently enacted.

        "Escrow Agent" means a third party mutually agreed upon by both parties.

        "Escrow Shares" shall have the meaning ascribed to it in Section 3.4 below.

        "Escrow Agreement" means an Escrow Agreement in a form mutually satisfactory to the parties.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "Financial Statements" shall have the meaning ascribed to it in Section 5.4 below.

        "Fraud" shall require a showing of an intent to deceive and, with respect to a claim of misrepresentation, that the party to be charged had knowledge of the falsity of the representation or acted recklessly in making the representation; and with respect to an omission, that the party to be charged knowingly failed to disclose or acted recklessly in failing to disclose.

        "Hazardous Materials" shall mean and include any hazardous waste, hazardous material, hazardous substance, petroleum product, oil toxic substance or pollutant as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Hazardous Materials Transportation Act or any other foreign, federal, state or local law, regulation, ordinance, rule or by-law, whether existing as of the date hereof, previously enforced or subsequently enacted pertaining to environmental or health and safety matters.

        "Intellectual Property" shall have the meaning ascribed to it in Section 5.9(a) below.

        "Parent Common Stock" shall mean the Common Stock of Parent, par value $.01 per share.

        "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

        "Purchase Consideration" shall have the meaning ascribed to it in Section 3.1 below.

        "SEC" shall mean the Securities and Exchange Commission.

        "Shareholders Meeting" means a special or annual meeting of Parent's shareholders at which Parent's shareholders will vote upon, among other matters, the Amendment of Parent's Articles of Incorporation prior to the Closing.

        "Taxes" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value-added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

        "Tax Return" shall mean any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

        "Transferred Employees" shall mean John Behr, Michael Hopkins, Christopher Ebbert, George Nelms, and Edward Wicker.

SECTION 2. SALE OF ASSETS

        2.1    Sale of Assets by Seller.    Subject to the terms and conditions set forth in this Agreement, at the Closing, Seller will sell, convey, transfer, assign and deliver to Newco, and Newco will purchase from Seller, the exclusive right, title and interest, free and clear of all liens, security interests and encumbrances other than the liens set forth on Schedule 2.1 (the "Permitted Liens"), in and to all of Seller's property, whether personal, intangible or fixtures, utilized in or useful to the operation of Seller's Business (collectively, the "Assets"), except as specifically excluded in this Section 2.1 or pursuant to Section 2.2 below, including, without limitation, the following:

  (a)
  Tangible Assets. All of Seller's physical assets utilized by or useful to the Business including, but not limited to, inventories, hardware, software, furniture, fixtures, equipment, machinery, office equipment, tools, supplies, and any other tangible personal property or assets used or usable by Seller in the operation of the Business wherever located, together with any replacements and additions made between the date of this Agreement and the Closing (including specifically those items listed on Schedule 2.1(a) attached hereto).

  (b)
  Contracts and Agreements. The contracts and agreements relating to the operation of the Business that are listed individually or by category on Schedule 2.1(b) attached hereto including customer agreements, vendor agreements and any noncompetition agreement between Seller and each of the Transferred Employees and any other employee of Seller hired by Newco on or after the Closing Date and any renewals, extensions, amendments or modifications thereof (the "Assigned Contracts").

  (c)
  Intangible Assets. All patents, copyrights, trademark and service marks, tradenames, and domain names, including "freedomPORT", "Wireless Ronin Technologies" and "www.wirelessronin.com," licenses, computer software, code, trade secrets, business plans, rights, and other intangible property rights and interests applied for, issued to or owned by Seller, or under which Seller is licensed, and used or usable in the operation of the Business all of which are listed on Schedule 2.1(c).

  (d)
  Permits and Licenses. All of Seller's transferable interest in governmental permits, licenses, approvals or authorizations, and warranties relating to any of the Assets or the Business described in Section 2.1(a) hereof, which permits, licenses and warranties are listed on Schedule 2.1(d) attached hereto and made a part hereof.

  (e)
  Open Projects. All of Seller's right, title and interest to the open projects of the Business listed on Schedule 2.1(e) (the "Open Projects").

  (f)
  Goodwill. The Business as a going concern, and any and all of its goodwill.

  (g)
  Customers. Any and all of the Business's past and present customers and customer lists, potential customers, prospect and prospect lists and relationships with customers, suppliers and franchisers, a copy of which is attached hereto as Schedule 2.1(g).

  (h)
  Business Records. All files, logs, records, books of account, financial records, supplier files and lists, including telephone numbers, payroll and personnel records, marketing data and reports, marketing information, brochures, art work, photographs, advertising materials, consultants' reports, design drawings, and other materials that concern the operation of the Business, excluding Seller's corporate records and minute books; provided that Seller shall be permitted to retain a copy of information of the Business necessary for tax purposes.

        2.2    Intentionally Omitted.

        2.3    Assumption of Liabilities.    Neither Newco nor Parent shall assume nor be liable for any of the obligations or liabilities of Seller, the Majority Shareholder or the Business or for obligations related to the Assets of any kind or nature other than obligations or liabilities:

  (a)
  disclosed on Seller's Financial Statements specifically including the Assumed Convertible Debt listed thereon and on Schedule 2.3(a) annexed hereto or as otherwise expressly agreement to be assumed by Newco under this Agreement;

  (b)
  arising under the Assigned Contracts and the Open Projects after the Closing Date;

  (c)
  arising under or related to any of the Assets after the Closing Date which Newco agrees to specifically assume pursuant to an Assignment and Assumption Agreement to be executed and delivered at Closing substantially in the form of Exhibit B attached hereto (the "Assignment and Assumption Agreement"); and

  (d)
  arising under those real property leases used in the Business which Newco may desire to assume and which are assigned and assumed pursuant to an Assignment and Assumption of Lease Agreement satisfactory to the parties to be executed and delivered at Closing.

        Notwithstanding the above, Newco shall not assume any liability of Seller's dissenting shareholder's under Section 3.4 below.

        2.4    Employees.    Other than the Transferred Employees, Newco does not agree to employ any employee of Seller or assume any employment or collective bargaining agreement of Seller. Newco shall offer employment to the Transferred Employees pursuant to employment agreements based upon the form attached hereto as Exhibit D. It is expressly understood and agreed that:

  (a)
  Newco is not a successor or joint employer by virtue of anything in this Agreement, or any other accord or understanding with Seller or any thing done or not done by Seller pursuant to this Agreement and Newco shall not, solely by virtue of this Agreement, be obligated or responsible for performance of any terms of any agreement applicable to any of Seller's employees, salaried or hourly.

  (b)
  Newco is not assuming, under this Agreement or otherwise, and Seller is and shall remain fully responsible for any obligation, responsibility or liability, whether contractual or statutory, arising out of Seller's termination of employment of an employee of the Business including without limitation any liability or obligation with respect to wages, salaries, holiday, sick leave entitlements, bonuses, vacations, health care plans or employee benefit plans or any other compensation arrangement of any nature whatsoever which arise from or relate to any person's employment by Seller in the Business or from any Employee Benefit Plan, sponsored or maintained by Seller. Newco shall not be obligated to continue any employee benefit plans or arrangements of any nature whatsoever presently or previously sponsored or maintained by Seller other than the one existing employee health plan of Seller provided the health insurance company consents to such assumption.

SECTION 3. PURCHASE CONSIDERATION; ESCROW; DISSENTER'S RIGHTS

        3.1    Purchase Consideration.    As full payment for the transfer of the Assets under Section 2.1, at Closing, Parent shall issue to Seller 15,000,000 shares of Parent Common Stock (the "Purchase Consideration") provided such amount does not exceed 70% of the issued and outstanding Parent Common Stock issued on a fully diluted basis as of the Closing Date, excluding warrants and options that are underwater.

        3.2    Allocation of Purchase Consideration.    The Purchase Consideration shall be allocated among the Assets as agreed to by the parties at Closing.

        3.3    Escrow of Shares.    Of the Purchase Consideration, Seller agrees to escrow for two years following the Closing Date 2,000,000 shares of Parent Common Stock pursuant to the terms and conditions of the Escrow Agreement to satisfy indemnifiable claims of Parent and Newco pursuant to Section 10.2 of this Agreement (the "Escrow Shares"). Of the 2,000,000 Escrow Shares, Behr agrees that 1,000,000 shares of Parent Common Stock shall be attributable or allocated to his ownership interest in Seller. The other 1,000,000 shares of Parent Common Stock shall be attributable or allocated to all the shareholders of Seller including Behr on a pro-rata basis.

        3.4    Dissenter's Rights for Seller's Shareholders.    The parties agree that any shareholder of Seller who has not voted in favor of the transactions contemplated by this Agreement or consented thereto in writing and who shall have demanded properly in writing appraisal for such shares in accordance with Section 302A.471 of the Minnesota Business Corporation Act (collectively, the "Dissenting Shareholders") shall be entitled to receive from Seller payment of the appraised values of such shares held by them in accordance with the provisions of Section 302A.471. Seller agrees to satisfy any of these claims from the Purchase Consideration.

SECTION 4. CLOSING; CLOSING DELIVERIES

        4.1    Closing.    The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Messerli & Kramer P.A. at 10:00 a.m., local time, on or before the thirtieth (30th) day following the Shareholders Meeting (assuming the Parent Shareholders duly approved in its entirety the Amendment of Parent's Articles of Incorporation), or at such other time and place and on such other date as Parent, Newco and Seller shall agree (the "Closing Date").

        4.2    Deliverables at Closing.    The parties shall deliver the following instruments, documents and property at the Closing to one another:

  (a)
  By Parent and/or Newco. Parent and/or Newco shall deliver the following instruments, documents and property to Seller at the Closing:

  (i)
  a Parent stock certificate representing the unescrowed shares of Parent Common Stock issued in the name of Seller and/or its shareholders;

  (ii)
  a Parent stock certificate representing the Escrow Shares which shall be delivered to the Escrow Agent pursuant to the Escrow Agent;

  (iii)
  a certificate of the President and Chief Executive Officer of Parent certifying on behalf of Parent the truth and accuracy of Parent's representations and warranties and compliance with all of its covenants and agreements on and as of the Closing Date;

  (iv)
  a certificate of the Secretary of Parent certifying correct copies of the resolutions of the Board of Directors of Parent authorizing the transactions contemplated hereby, the Articles of Incorporation and Bylaws;

  (v)
  a certificate of the President and Chief Executive Officer of Newco certifying on behalf of Newco the truth and accuracy of Newco's representations and warranties and compliance with all of its covenants and agreements on and as of the Closing Date;

  (vi)
  a certificate of the Secretary of Newco certifying correct copies of the resolutions of the Board of Directors of Newco authorizing the transactions contemplated hereby, the Articles of Incorporation and Bylaws;

  (vii)
  Intentionally Omitted;

  (viii)
  Opinion of Messerli & Kramer P.A. counsel to Parent and Newco regarding the due authorization and valid issuance of the Parent Common Stock;

  (ix)
  A letter from Paul Crawford confirming to Seller and Majority Shareholder his agreement to use his reasonable best efforts to seek to raise financing for Newco following the Closing; and

  (x)
  all other consents, approvals, documents and certificates contemplated by this Agreement or reasonably requested by Seller or its counsel and copies of all contracts, commitments, leases and other documents required to be identified on the Schedules hereto.

  (b)
  By Seller and Majority Shareholder. Seller and Majority Shareholder shall deliver the following instruments, documents and property to Parent and/or Newco at the Closing:

  (i)
  a Bill of Sale substantially in the form of Exhibit E attached hereto executed by Seller;

  (ii)
  any and all assignments and other appropriate documents and instruments necessary, and in a form reasonably acceptable to Newco, to transfer and assign to Newco the Assets including an Assignment of Patents for the Business technology, an Assignment of Trademarks for freedomPORT and Wireless Ronin Technologies and an Assignment of Domain Name of www.wirelessronin.com;

  (iii)
  consents of third parties, including consents to Assigned Contracts (if any), necessary to transfer the Assets to Newco unless waived in writing by Newco and if necessary, an Assignment of Lease Agreement;

  (iv)
  all other consents, approvals, documents and certificates contemplated by this Agreement or reasonably requested by Newco or its counsel and copies of all contracts,

      commitments, leases and other documents required to be identified on the Schedules hereto;

    (v)
    UCC-3 Termination Statements terminating liens, if any, on the Assets, other than as set forth on Schedule 2.1 Permitted Liens;

    (vi)
    a certificate of the President of Seller and by Majority Shareholder certifying the truth and accuracy of Seller's representations and warranties and compliance with all of its covenants and agreements on and as of the Closing Date;

    (vii)
    a certificate of Majority Shareholder certifying the truth and accuracy of his representations and warranties and compliance with all of its covenants and agreements on and as of the Closing Date;

    (viii)
    a certificate of the Secretary of Seller certifying correct copies of the resolutions of the Board of Directors and shareholders of Seller authorizing the transactions contemplated hereby, the Articles of Incorporation and Bylaws;

    (ix)
    either (a) the original notes of Seller representing the Assumed Convertible Debt together with consents from the holders thereof consenting to the assumption thereof by Parent and/or Newco, or (b) evidence to the reasonable satisfaction of Parent and/or Newco that such holders have elected to convert such debt to the capital stock of Seller;

    (x)
    evidence that Seller has changed its corporate name so as to not include either of the words "Ronin" or "Wireless;"

    (xi)
    copies of all Assigned Contracts;

    (xii)
    copies of all Employee Benefit Plans; and

    (xiii)
    reports regarding Environmental Matters.

  (c)
  By Parent, Newco, Seller and/or Majority Shareholder. Parent, Newco, Seller and/or Majority Shareholder shall each execute, as appropriate, the following instruments, documents and property to Parent and/or Newco at the Closing:

  (i)
  the Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit B hereto executed by Newco and Seller;

  (ii)
  the Escrow Agreement substantially in the form attached hereto as Exhibit C executed by Parent Newco and Seller;

  (iii)
  an Employment, Noncompete, Nondisclosure and Assignment of Inventions Agreement for each of the Transferred Employees substantially in the form attached hereto as Exhibit D each executed and delivered by Newco and each individual Transferred Employee; and

  (iv)
  a Noncompetition Agreement in substantially the form of Exhibit F attached hereto executed by Parent, Newco and Seller;

  (d)
  Additional Documents and Actions. Each party agrees to execute and deliver such additional instruments, documents and property, and to take such additional action, as may reasonably be requested by another party hereto, or their counsel, in order to effectuate the transactions contemplated by this Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller and Majority Shareholder hereby each represent and warrant to Parent and Newco as follows:

        5.1    Organization and Qualification.    Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has full power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or as such business is currently conducted. The copies of Seller's Articles of Incorporation, as amended to date (hereinafter referred to as its "Articles"), certified by the Secretary of State of the State of Minnesota and of Seller's Bylaws, as amended to date (hereinafter referred to as its "Bylaws"), certified by Seller's Secretary, both as attached under Schedule 5.1(a) hereto, are complete and correct and no amendments thereto have been filed or are pending. Seller is and has been at all times in compliance with its Articles and Bylaws. Seller is duly qualified or licensed to conduct business as a foreign corporation in and is in good standing in each jurisdiction in which the nature of the business conducted by Seller or the character and nature of the property or assets owned or leased by Seller makes such qualification necessary, all of which jurisdictions are listed on Schedule 5.1(b).

        5.2    Authority.    Seller has full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Seller pursuant to this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each such other agreement, document and instrument by Seller has been duly and validly authorized and approved by all necessary action on the part of Seller and no other action on the part of Seller or Majority Shareholder is required in connection therewith. This Agreement and each agreement, document and instrument to be executed and delivered by Seller and Majority Shareholder pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Seller and Majority Shareholder, each enforceable in accordance with their respective terms, except to the extent that enforcement is limited by bankruptcy, insolvency, moratorium, conservatorship, receivership or similar laws of general application affecting creditors' rights or by the application by a court of equity principles. The execution, delivery and performance by Seller and Majority Shareholder of this Agreement and each such agreement, document and instrument:

  (a)
  to the best of Seller's and Majority Shareholder's knowledge, does not and will not violate any foreign, federal, state, local or other laws, regulations or ordinances applicable to Seller or Majority Shareholder, respectively;

  (b)
  does not or will not violate any term or provision of the Articles or Bylaws of Seller; and

  (c)
  except as set forth on Schedule 5.2, does not and will not result in a breach of, constitute or result in a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Seller or Majority Shareholder is a party or by which the Assets are bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the Assets.

  (d)
  Except as set forth on Schedule 5.2, no consent or waiver by, approval of, or designation, declaration or filing with, any Person is required in connection with the execution, delivery and performance by Seller and Majority Shareholder of this Agreement and each agreement, document and instrument to be executed and delivered by Seller or Shareholder pursuant to this Agreement.

        5.3    Subsidiaries.    Seller has no subsidiaries.

        5.4    Financial Statements.    Schedule 5.4 contains Seller's audited balance sheets, and related statements of loss, shareholders' deficit and cash flows of the Business for the period March 23, 2000 (inception) to March 31, 2002 and for the years ended March 31, 2002 and 2001 and unaudited condensed balance sheets, and related statements of loss, shareholders' deficit and cash flows for the period ended June 30, 2002 (collectively, the "Financial Statements"). The unaudited balance for the period ended June 30, 2002 shall be referred to as the "Balance Sheet." No material modifications are required to be made to any of the Financial Statements (including the notes thereto) in order that they be in accordance with generally accepted accounting principles applied consistently during the periods covered thereby. Without limiting the foregoing, the Financial Statements are complete and correct, fairly present in all material respects the financial position and the results of operations of Seller at and for the period covered thereby (without given effect to this Agreement) and are consistent with the books and records of Seller.

        5.5    Title to Properties; Liens; Condition of Properties.

  (a)
  Seller does not own any real property used by the Business. The Schedule of Leases (Schedule 5.5(a)) contains a copy of and an accurate and complete list of all of Seller's leasehold interests in real and personal property used by the Business including a brief description of each leasehold interest (including the duration and financial terms thereof) and, if applicable, all liens, mortgages or other encumbrances upon each leasehold interest. Except as set forth on Schedule 5.5(a), all such leases to which Seller is a party are currently in full force and effect and each party thereto has performed substantially all of its obligations under each of such leases and is not in default thereunder, and neither Seller nor Majority Shareholder is aware of any event or condition which could result in a default under any such lease after notice or lapse of time or both, nor has Seller or Majority Shareholder received notice of any alleged default under any such lease. Except as set forth on Schedule 5.5(a), the consummation of the transactions contemplated by this Agreement will not result in any modification, termination, breach or default or require any consent under any such lease.

  (b)
  None of the Assets have an original cost per unit in excess of $1,000 or with a fair market value in excess of $5,000, except as set forth on the Schedule of Fixed Assets (Schedule 5.5(b)) attached hereto. To the best of Seller's and Majority Shareholder's knowledge, Seller has good and marketable title to the Assets and none of the Assets is subject to any mortgage, pledge, lien, conditional sales agreement, security interest, encumbrance or other charge except as specifically reflected in the Financial Statements or on Schedule 5.5(b). Except as set forth on Schedule 5.5(b), all of the Assets owned or leased by Seller are in good repair and in working order. The Assets are the only assets used in or otherwise necessary to operate the Business as currently conducted or proposed to be conducted.

        5.6    Taxes.

  (a)
  Returns and Payments. As of the date hereof, Seller has filed all Tax Returns that it was required to file as of the date hereof. To the best of Seller's and Majority Shareholder's knowledge, all such Tax Returns were correct and complete in all material respects. Except as set forth on the Schedule of Tax Matters (Schedule 5.6 hereto), all Taxes owed by Seller (whether or not shown on any Tax Return) as of the date hereof have been paid or provided for in Seller's Financial Statements. Seller currently is not the beneficiary of any extension of time within which to file any Tax Return. Except as set forth on Schedule 5.6 hereto, no claim has ever been made by an authority in a jurisdiction where Seller does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no actual, pending or, to the best of Seller's or Majority Shareholder's knowledge, threatened liens, encumbrances or charges against any of the Assets arising in connection with any failure (or alleged failure) to pay any Tax. Except as set forth on Schedule 5.6 hereto, Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, Shareholder or other third party. Except as set forth on Schedule 5.6, none of Seller, Majority Shareholder or any of Seller's officers, directors, or employees responsible for taxes has knowledge of any facts that would lead them to expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. Except as set forth on the Schedule 5.6, there is no dispute or claim concerning any Tax liability of Seller either claimed or raised by any authority in writing or as to which any of Seller, Majority Shareholder or any of Seller's, officers, directors, or employees responsible for Tax matters has knowledge based upon personal contact with any agent of such authority.

  (b)
  Affiliated Group. Seller has not been a member of an affiliated group filing a consolidated federal income Tax Return or has any liability for the Taxes of any other person or entity under Treasury Regulations Section 1.1502-6 (or similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise. Seller is not a party to any Tax allocation or sharing agreement.

        5.7    Absence of Undisclosed Liabilities.    As of the Balance Sheet date and the date hereof, Seller had and has no indebtedness, liabilities or obligations of any nature or kind, whether accrued, absolute, contingent or otherwise asserted or unasserted, and whether due or to become due (including, without limitation, potential liabilities relating to products or services provided by Seller or the conduct of Seller's Business prior to the Balance Sheet date regardless of whether claims in respect thereof had been asserted as of such date), except liabilities which are reflected on the Financial Statements, are otherwise expressly disclosed in the Schedules to this Agreement or that have been incurred since the Balance Sheet date in the ordinary course of business.

        5.8    Absence of Certain Changes.    Except as provided in the Schedule of Changes (Schedule 5.8 hereto), since the date of the Balance Sheet, there has not been:

  (a)
  any operation of Seller out of the ordinary course of business or any change in the financial condition, properties, assets, liabilities, business, prospects or operations of Seller which change, by itself or in conjunction with all other such changes, has been or is likely to have a materially adverse effect with respect to the Business;

  (b)
  any purchase, sale, license or other disposition, or any agreement or other arrangement for the purchase, sale, license or other disposition, of any part of the Assets (including any patents, trademarks and copyrights) other than purchases and sales in the ordinary course of business other than pursuant to or in connection with this Agreement;

  (c)
  any damage, destruction or loss, whether or not covered by insurance, adversely affecting Seller's Assets or the Business in excess of $5,000 per single occurrence;

  (d)
  any change in the accounting methods or practices followed by Seller or any change in depreciation or amortization policies or rates theretofore adopted;

  (e)
  any material change in the manner in which inventory of Seller is marketed or any increase in inventory levels in excess of historical levels for comparable periods;

  (f)
  any acceleration, termination, modification or cancellation of any agreement, contract, lease or license (or series of related agreements, contracts, leases or licenses) involving more than $10,000 to which Seller is a party or by which it is bound and which is an Assigned Contract; or

  (g)
  any agreement or understanding, whether in writing or otherwise, for Seller to take any of the actions specified in paragraphs (a) through (f) above other than pursuant to or in connection with this Agreement.

        5.9    Intellectual Property.

  (a)
  All domestic and foreign patents, patent applications, copyrighted works including software, copyright applications and registrations, trade names, trademarks and service marks, registered trademarks and trademark applications, registered service marks and service mark applications which are owned by or licensed to Seller and used in or useful to the Business (collectively, the "Intellectual Property") are listed in the Schedule of Intellectual Property (Schedule 5.9) attached hereto. Except as set forth on the Schedule of Intellectual Property, the Intellectual Property have been duly registered in, filed in or issued by, as the case may be, the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other countries identified on Schedule 5.9, and, to the best of Seller's and Majority Shareholder's knowledge, have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and each such country.

  (b)
  Except as set forth on the Schedule 5.9, (i) use of the Intellectual Property does not, to the best of Seller's and Majority Shareholder's knowledge, require the consent of any other person and the same is freely transferable (except as otherwise provided by law or pursuant to the applicable license or use agreement); (ii) the Intellectual Property is owned exclusively by Seller, free and clear of any attachments, liens, encumbrances or adverse claims; and (iii) neither Seller's present or contemplated activities, products or services infringe, misappropriate, dilute, impair or constitute unfair competition with respect to any patent, tradename, trademark, copyright or other proprietary rights of others.

  (c)
  Except as set forth on the Schedule 5.9, no other person has an interest in or right or license to use, or the right to license others under, the Intellectual Property. There are no claims or demands of any other person pertaining thereto and no proceedings have been instituted, are pending or are, to the best of Seller's or Majority Shareholder's knowledge, threatened which challenge the rights of Seller in respect thereof and Seller has no knowledge of any facts which could be the basis of any such claims. To the knowledge of Seller, there is no infringement of any of the Intellectual Property by others nor is any of the Intellectual Property subject to any outstanding order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment. No claim or demand has been made and no proceeding has been filed or, to the best of Seller's or Majority Shareholder's knowledge, threatened to be filed charging Seller with infringement of any patent, trade name, trademark, service mark or copyright and Seller does not know of any facts which could be the basis of any such claims. To the knowledge of Seller, there are no royalties, honoraria, fees or other payments payable by or on behalf of Seller to any person with respect to any of the Intellectual Property.

        5.10    Trade Secrets; Licensed Intellectual Property.    Seller owns or has the right to use, free and clear of any claims or rights of others, all trade secrets, inventions, developments, customer lists, manufacturing and secret processes, hardware designs, programming processes, software and other information and know-how (if any) required for or used in the manufacture or marketing of all products formerly or presently sold, manufactured, licensed, under development or produced by the Business, including products licensed from others which are listed on the Schedule of Licensed Intellectual Property (Schedule 5.10). There are no payments in excess of $5,000 which are required to be made by or on behalf of Seller for the use of such trade secrets, inventions, developments, customer lists, copyrighted materials, manufacturing and secret processes and know-how. To the best of Seller's and Majority Shareholder's knowledge, Seller is not using or in any way making any unlawful or wrongful use of any confidential information, copyrighted materials, know-how or trade secrets of any third party. Except as set forth on Schedule 5.10, none of the Transferred Employees is a party to any non-competition or confidentiality agreement with any party other than Seller or Newco.

        5.11    Contracts.    The Assigned Contracts are listed on Schedule of Assigned Contracts (Schedule 5.11) and, except as set forth on Schedule 5.11, subject to no amendment, extension or other modification as of the date hereof. Each Assigned Contract is binding and enforceable in accordance with its terms and is in full force or effect without any default thereunder by Seller or, by any other party thereto.

        5.12    Litigation.    Except as set forth on the Schedule of Litigation (Schedule 5.12 hereto), there are no suits, actions or administrative, arbitration or other proceedings or governmental investigations pending or threatened against or relating to Seller, the Assets or the Business. Except as set forth on the Schedule 5.12, Seller is not otherwise engaged as a party in any suit, action or administrative, arbitration or other proceeding. Seller has not entered into or been subject to any consent decree, compliance order or administrative order with respect to any of the Assets or the Business. Except as set forth on Schedule 5.12, Seller has not received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim with respect to the Assets or the Business. Seller has not been named by the U.S. Environmental Protection Agency or a state environmental agency as a potentially responsible party (or similar designation under applicable state law) in connection with any site at which hazardous substances, hazardous materials, toxic substances, oil or petroleum products have been released or are, to the best of Seller's or Majority Shareholder's knowledge, threatened to be released. Except as set forth on the Schedule 5.12, there are no existing or, threatened product liability, warranty or other similar claims, or any facts upon which a claim of such nature could be based, against Seller for services or products which are defective or fail to meet any service or product warranties. Neither Seller nor Majority Shareholder is aware of any facts providing a basis for any matter addressed in this Section 5.12.

        5.13    Compliance with Laws.    To the best of Seller's and Majority Shareholder's knowledge, Seller is not in material violation of any laws, rules or regulations which apply to the conduct of Seller's Business or properties which violation has had or may be expected to have a material adverse effect on the Assets or the Business's financial condition or results of operations. There has never been any citation, fine or penalty imposed, asserted or threatened against Seller under any foreign, federal, state, local or other law or regulation relating to employment, immigration, occupational safety, zoning or environmental matters and Seller is not aware of any circumstances, occurrences or conditions likely to result in the imposition or assertion of such a citation, fine or penalty, nor has Seller received any notice to the effect that Seller is in violation of any such laws or regulations.

        5.14    Insurance.    The Assets of Seller are insured to the extent disclosed in the Schedule of Insurance (Schedule 5.14) attached hereto including present product liability insurance policies and product liability insurance policies held by Seller over the past five years or such shorter period of time by Seller has been in existence. All such present policies of insurance are in full force and effect, all premiums with respect thereto which have come due as of the date hereof have been paid and Seller is in substantial compliance with the terms thereof. Such insurance policies are sufficient for compliance by Seller with all requirements of law and all material agreements and leases to which Seller is a party and provide insurance coverage for the properties, assets, operations and employees of Seller generally comparable in type and amount to that which is customarily carried by other corporations engaged in similar businesses and of approximately the same size and similarly situated as Seller. To the best of Seller's and Majority Shareholder's knowledge, the workers' compensation insurance of Seller complies with applicable statutory requirements as to the amount of such coverage.

        5.15    Product Warranty.    To the best of Seller's and Majority Shareholder's knowledge, each product of the Business manufactured, sold, leased or delivered by the Seller has been in conformity with all applicable contractual commitments and all express and implied warranties. To the best of Seller's and Majority Shareholder's knowledge, Seller has no liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand which may give rise to any liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth in the Financial Statements, and provided that liabilities arising from a recall required by a vendor and not arising from any action or inaction on the part of Seller are not included within this Section 5.15. To the best of Seller's and Majority Shareholder's knowledge, no product manufactured, sold, leased or delivered by Seller is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale or lease, all of which are included in the Schedule of Warranties (Schedule 5.15).

        5.16    Product Liability.    Seller has no liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against it giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any product manufactured, sold, leased or delivered or services rendered by the Business.

        5.17    Finders' Fees.    Neither Seller nor Majority Shareholder has incurred or expects to incur or become liable for any broker's commission or finder's fee relating to or in connection with the transactions contemplated by this Agreement, except as described on the Schedule of Finders' Fees (Schedule 5.17 hereto).

        5.18    Authorizations.    Seller has obtained and is in material compliance with all federal, foreign, state, provincial, municipal, local or other governmental consents, certifications, licenses, permits, registrations, grants and other authorizations (collectively the "Authorizations" and individually an "Authorization") which, to the best of Seller's and Majority Shareholder's knowledge, are necessary to permit it to conduct the Business as presently conducted and for which the failure to comply with has had or may be expected to have a material adverse effect on the Business's business, financial condition or results of operations. No proceeding is pending or, to the best of Seller's or Majority Shareholder's knowledge, is threatened in which any Person or governmental authority is seeking to revoke or deny the renewal of any Authorization. All Authorizations related to the Business are listed in the Schedule of Authorizations (Schedule 5.18) attached hereto. Each Authorization is in full force and effect without any default thereunder by Seller will remain in full force and effect after giving effect to the transactions contemplated by this Agreement and Seller has not received notice of any claim or charge that Seller has breached any Authorization.

        5.19    Transactions with Interested Persons.    Neither Majority Shareholder nor his spouse or children, owns, directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer or director or in another similar capacity of, any customer, competitor or supplier of the Business, or any organization which has a material contract or arrangement with the Business.

        5.20    Employee Benefit Plans.

  (a)
  All employee benefit plans, as that term is defined in Section 3(2) and (3) of ERISA, fringe benefit plans, as that term is defined in Section 6039D(d) of the Code, welfare plans, as that term is defined in Section 3(1) of ERISA, whether or not funded, which now are or ever have been maintained by Seller or to which Seller now has or has ever had an obligation to contribute (the "Employee Benefit Plans") are described in the Schedule of Employee Benefit Plans (Schedule 5.20) attached hereto. No event has occurred nor has there been any omission which would result in violation of any laws, rulings or regulations applicable to any Employee Benefit Plan. There are no claims pending or, to the best of Seller's or Majority Shareholder's knowledge, threatened with respect to any Employee Benefit Plan, other than claims for benefits by employees, beneficiaries or dependents arising in the normal course of the operation of any such plan.

  (b)
  Seller has no and has never had any Employee Benefit Plan that is or was intended to be qualified under Section 401(a) or 401(k) of the Code.

  (c)
  Seller is not a member of a multi-employer plan within the meaning of Section 3(37) of ERISA.

  (d)
  With respect to each "group health plan" (as defined in Section 607(1) of ERISA) that has been maintained by Seller or any member of any Controlled Group, all notices required pursuant to Section 606 of ERISA have been provided on a timely basis and each such plan has otherwise complied in all material respects with the requirements of Sections 606 through 608 of ERISA. Except as required by Section 601 of ERISA, neither Seller nor any member of any Controlled Group has made any commitment or is otherwise obligated to provide any non-pension benefits to any employee, former employee or spouse or dependent of any such employee or former employee.

  (e)
  With respect to each Employee Benefit Plan (as that term is defined in Section 3(3) of ERISA) maintained by Seller within the three years preceding the Closing, complete and correct copies of those plans have been or will be delivered by Seller to Parent at Closing pursuant to Section 4.2(b).

        5.21    Hazardous Materials; Environmental Compliance; Disclosure of Environmental Information.

  (a)
  In connection with operating the Business, Seller has never generated, used, stored or handled any Hazardous Materials nor has it treated, stored, disposed of, spilled or released any Hazardous Materials at any site presently or formerly owned, leased, operated or used by Seller or shipped any Hazardous Materials for treatment, storage or disposal at any other site or facilities. To the knowledge of Seller and the Majority Shareholder, no other person has ever generated, used, handled, stored or disposed of any Hazardous Materials at any site presently or formerly owned, leased, operated or used by Seller, nor has there been or is there threatened any release of any Hazardous Materials on or at any such site. To the knowledge of Seller, Seller does not presently own or lease, nor has it previously owned or leased, any site on which underground storage tanks are or were located. No lien has been imposed by any governmental agency on any property, facility, machinery, or equipment owned, operated, leased or used by Seller in connection with the presence of any Hazardous Materials.

  (b)
  To the knowledge of Seller and the Majority Shareholder, Seller has no liability under nor has it ever violated any Environmental Law with respect to any property owned, operated, leased, or used by Seller and any facilities and operations thereon. In addition, any property owned, operated, leased, or used by Seller, and any facilities and operations thereon are presently in material compliance with all applicable Environmental Laws. Seller has not entered into or been subject to any consent decree, compliance order or administrative order with respect to any environmental or health and safety matter or received any request for information, notice, demand letter, administrative inquiry, or formal or, to the best of Seller's or Majority Shareholder's knowledge, informal complaint or claim with respect to any environmental or health and safety matter or any enforcement of any Environmental Law; and Seller and Majority Shareholder have no knowledge that any of the above will be forthcoming.

  (c)
  The Schedule of Environmental Matters (Schedule 5.21 hereto) contains a list of all documents, records, and information available to Seller and Majority Shareholder concerning any environmental or health and safety matter relevant to the Business, whether generated by Seller or others, including, without limitation, environmental audits, environmental risk assessments, site assessments, documentation regarding off-site disposal of Hazardous

    Materials, spill control plans, and reports, correspondence, permits, licenses, approvals, consents or other authorizations issued by any environmental agency.

        5.22    Customers, Distributors and Independent Sales Representatives.    The Schedule of Customers, Distributors and Independent Sales Representatives (Schedule 5.22) sets forth, to the best of Seller's and Majority Shareholder's knowledge, the names of all customers to which, and independent sales representatives and distributors through which, Seller through the Business has sold or distributed in excess of $25,000 of its products or services during any of the last three fiscal years of Seller as well as all customers, distributors and independent sales representatives with which Seller has entered into a contract or agreement. Except as set forth on the Schedule 5.22, during the last three fiscal years and through the date hereof, no such customer or distributor has canceled or otherwise terminated its relationship with Seller or decreased materially its usage or purchase of the products or services of Seller. To the knowledge of Seller, no such customer or distributor has any plan or intention to terminate, cancel or otherwise modify its relationship with Seller in a manner which would be materially adverse to Seller.

        5.23    Employees.    Except as set forth on Schedule 5.23, Seller is not delinquent in payments to any of its employees of the Business for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. Upon termination of the employment of any of Seller's employees, Newco will not by reason of anything done prior to the Closing be liable to any of such employees for "severance pay" or any other payments. To the best of Seller's and Majority Shareholder's knowledge, Seller is in compliance with all applicable laws and regulations respecting labor, employment, fair employment practices, terms and conditions of employment and wages and hours. Except as set forth on the Schedule of Employee Matters (Schedule 5.23), there are no charges of employment or age discrimination, sexual harassment or unfair labor practices, claims by employees against Seller the asserted value of which exceeds $5,000 individually or $15,000 in the aggregate or strikes, slowdowns, stoppages of work or any other concerted interference with normal operations existing, pending or threatened against or involving Seller. No grievance which might have a material adverse effect on Seller or the conduct of its business or any arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor has been asserted. No collective bargaining agreement is in effect or is currently being or is about to be negotiated by Seller for the employees of the Business.

        5.24    Other Agreements.    Except as set forth in the Schedule of Other Agreements (Schedule 5.24) attached hereto, there are no material agreements or arrangements not contained herein, or disclosed in any Schedule hereto, to which Majority Shareholder, or any individual serving as director or officer of Seller, is a party relating to the business of the Business.

        5.25    Completeness.    The representations, warranties and statements contained in this Agreement and in the certificates, exhibits and schedules delivered by Seller to Newco pursuant to this Agreement, when taken together, do not and shall not at Closing contain any untrue statement of a material fact, and do not and shall not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances in which they were made.

        5.26    Disclosure of Material Information and Potentially Adverse Developments.    Seller has reported to Newco any and all material information of which Seller or Majority Shareholder has knowledge as to potentially materially adverse factors in the business of the Business, other than factors affecting the industry generally.

        5.27.    Investment Representations.    Seller understands that the Parent Common Stock has not been registered under the Act. Seller also understands that the Parent Common Stock is being offered and sold pursuant to an exemption from registration contained in the Act based in part upon Seller's and

Majority Shareholder's representations contained in the Agreement. Seller hereby represents and warrants as follows:

  (a)
  Seller Bears Economic Risk.    Seller, through its officers and directors, has such knowledge and experience in financial business matters that its is capable of evaluating the merits and risks of an investment in the Parent Common Stock. Seller acknowledges being furnished by Parent with a copy of Parent's most recent annual and quarterly reports on Forms 10-K and 10-Q, respectively (the "SEC Reports"), and being offered the opportunity to ask questions of, and receive answers from, Parent's officers with respect to Parent's business and financial affairs. Seller understands that Parent is a shell company with essentially no assets. Seller must bear the economic risk of this investment indefinitely unless the Parent Common Stock is registered pursuant to the Act, or an exemption from registration is available. Seller understands that Parent has no present intention of registering the Parent Common Stock. Seller also understands that there is no assurance that any exemption from registration under the Act will be available and that, even if available, such exemption may not allow Seller to transfer all or any portion of the Parent Common Stock under the circumstances, in the amounts or at the times Seller might propose.

  (b)
  Acquisition for Own Account.    Seller is acquiring the Parent Common Stock for Seller's own account for investment only, and not with a view towards their public distribution.

  (c)
  Seller Can Protect Its Interest.    Seller represents that by reason of its, or of its management's, business or financial experience, Seller has the capacity to protect its own interests in connection with the transactions contemplated in this Agreements. Further, Seller is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

  (d)
  Accredited Investor.    Seller represents that it is, and its shareholders are, each an accredited investor within the meaning of Regulation D of the Securities Act.

  (e)
  Rule 144.    Seller acknowledges and agrees that the Parent Common Stock must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Seller has been advised or is aware of the provisions of Rule 144 promulgated under the Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about Parent, the resale occurring not less than one year and in some cases two years after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

  (f)
  Residence.    The office or offices of the Seller in which its investment decision was made is located at 8633 Jefferson Highway, Osseo, Minnesota 55369.

  (g)
  Transfer Restrictions.    Seller acknowledges and agrees that the Parent Common Stock is subject to restrictions on transfer and that the certificates representing such securities will bear the following legend reflecting the foregoing restrictions on transfer:

      "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or under any applicable state securities laws (the "Laws"). The shares may not be sold, transferred, assigned, pledged or otherwise disposed of at any time unless they are registered under such Act and laws or unless in the opinion of legal counsel for the Company such disposition will not result in a violation of such Act or any such Laws."

SECTION 6. REPRESENTATIONS AND WARRANTIES OF MAJORITY SHAREHOLDER

        Majority Shareholder hereby makes to Parent and Newco each of the representations and warranties set forth in this Section 6 as follows:

        6.1    Ownership of Seller.    Majority Shareholder owns 57.31% of the outstanding and issued capital stock of Seller.

        6.2    Authority.    Majority Shareholder has full right, authority, power and capacity (i) to enter into this Agreement and each agreement, document and instrument to be executed and delivered by him pursuant to this Agreement and (ii) to carry out the transactions contemplated hereby and thereby. This Agreement and each agreement, document and instrument executed and delivered by Majority Shareholder pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Majority Shareholder, enforceable in accordance with their respective terms, except to the extent that enforcement is limited by bankruptcy, insolvency, moratorium, conservatorship, receivership or similar laws of general application affecting creditors' rights or by the application by a court of equity principles. Except as expressly disclosed in the Schedules to this Agreement, the execution, delivery and performance of this Agreement and each such agreement, document and instrument by Majority Shareholder: (i) does not and will not violate any foreign, federal, state, local or other laws, regulations or ordinances applicable to Majority Shareholder or require him to obtain any approval, consent or waiver of, or make any filing with, any Person or authority (governmental or otherwise) that has not been obtained or made and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Majority Shareholder is a party or by which Majority Shareholder's property is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the Assets.

        6.3    NASD Representation.    Majority Shareholder (i) is not and does not control a member of the National Association of Securities Dealers, Inc. (the "NASD"), and (ii) is not a registered representative with a NASD member firm and (iii) is not the parent, brother or sister, brother-in-law or sister-in-law, son or daughter or son-in-law or daughter-in-law of an NASD member or of a registered representative of a NASD member firm.

        6.4    Cooperation.    Majority Shareholder will use his best efforts to cause the Company and its shareholders to consummate the transactions contemplated by this Agreement. Without limitation, Majority Shareholder will vote in favor of the transactions contemplated by this Agreement at any meeting of shareholders of the Company held for such purpose (or execute a consent in writing in lieu of a meeting of shareholders).

SECTION 7. REPRESENTATIONS AND WARRANTIES OF PARENT AND NEWCO.

        Parent and Newco hereby make to Seller each of the representations and warranties set forth in this Section 7 as follows:

        7.1    Organization and Good Standing.    Parent and Newco are corporations duly organized, validly existing and in good standing under the laws of the State of Minnesota with full corporate power to conduct their business as now being conducted. The copies of Parent's and Newco's Articles of Incorporation, as amended to date (each hereinafter referred to as "Articles"), certified by the Secretary of State of the State of Minnesota and Parent's and Newco's Bylaws, as amended to date (each hereinafter referred to as "Bylaws"), certified by Parent's and Newco's Secretary, as attached under Schedule 7.1 hereto, are complete and correct and no amendments thereto have been filed or are pending. Parent and Newco are, and have been at all times, in compliance with their respective Articles and Bylaws. The nature of Parent's or Newco's business and the character and nature of the property or assets owned or leased by Parent or Newco (excluding the Assets and Business being acquired hereunder) does not require Parent or Newco to qualify as a foreign corporation in any jurisdiction.

        7.2    Authority.    Parent and Newco have full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by them pursuant to this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each such other agreement, document and instrument by them has been duly and validly authorized and approved by all necessary action on the part of each of them and no other action on the part of each of them is required in connection therewith. This Agreement and each agreement, document and instrument to be executed and delivered by each of them pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of each of them, each enforceable in accordance with their respective terms, except to the extent that enforcement is limited by bankruptcy, insolvency, moratorium, conservatorship, receivership or similar laws of general application affecting creditors' rights or by the application by a court of equity principles. The execution, delivery and performance by Parent and Newco of this Agreement and each such agreement, document and instrument:

  (a)
  does not and will not violate any foreign, federal, state, local or other laws, regulations or ordinances applicable to Parent or Newco;

  (b)
  does not or will not violate any term or provision of the Articles of Incorporation or Bylaws of Parent or Newco; or

  (c)
  except as set forth on Schedule 7.2, does not and will not result in a breach of, constitute or result in a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Parent or Newco is a party or by which the property of Parent or Newco is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of Parent's or Newco's assets.

No consent or waiver by, approval of, or designation, declaration or filing with, any Person or authority (governmental or otherwise) is required in connection with the execution, delivery and performance by Parent or Newco of this Agreement and each agreement, document and instrument to be executed and delivered by Parent or Newco pursuant to this Agreement.

        7.3    Capitalization.    The authorized and issued capital stock of Parent as of June 30, 2002 is as set forth on Schedule 7.3 attached hereto. All issued and outstanding shares of Parent's capital stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Other than as set forth on Schedule 7.3, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from Parent of any of its securities. When issued in compliance with the provisions of this Agreement, the Parent Common Stock will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the foregoing securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. All authorized and issued capital stock of Newco is owned by Parent. Parent has not declared and, prior to the Closing, does not intend to, declare any dividends upon any class of its preferred stock.

        7.4    Subsidiaries.    Parent has no subsidiaries other than Newco. Newco has no subsidiaries.

        7.5    Financial Statements.    Schedule 7.5 contains Parent's audited balance sheets, and the related statements of operations, shareholders' deficit and cash flows of its business for the years ended March 31, 2002 and March 31, 2001 (the "Parent Financial Statements") and the unaudited balance sheet for the period ended June 30, 2002 (the "Parent Balance Sheet"). No material modifications are required to be made to any of the Parent Financial Statements or the Parent Balance Sheet (including the notes thereto) in order that they be in accordance with generally accepted accounting principles applied consistently during the periods covered thereby. Without limiting the foregoing, the Parent Financial Statements and the Parent Balance Sheet are complete and correct, fairly present in all material respects the financial position and the results of operations of Parent at and for the periods covered thereby (without given effect to this Agreement) and are consistent with the books and records of Parent.

        7.6    Title to Properties; Liens; Condition of Properties.

  (a)
  Parent and Newco do not own any real property used by their respective businesses. Schedule 7.6 contains an accurate and complete list of all of Seller's leasehold interests in real and personal property including a brief description of each leasehold interest (including the duration and financial terms thereof) and, if applicable, all liens, mortgages or other encumbrances upon each leasehold interest. Except as set forth on Schedule 7.6, all such leases to which Parent is a party are currently in full force and effect and each party thereto has performed substantially all of its obligations under each of such leases and is not in default thereunder, and Parent is not aware of any event or condition which could result in a default under any such lease after notice or lapse of time or both, nor has Parent received notice of any alleged default under any such lease. The consummation of the transactions contemplated by this Agreement will not result in any modification, termination, breach or default or require any consent under any such lease.

  (b)
  Parent has limited operations and assets. To the best of Parent's knowledge, Parent has good and marketable title to the assets used in its business and none of such assets is subject to any mortgage, pledge, lien, conditional sales agreement, security interest, encumbrance or other charge except as specifically reflected in the Financial Statements or on Schedule 7.6. Except as set forth on Schedule 7.6, all of the assets owned or leased by Parent are in good repair and in working order.

        7.7    Taxes.

  (a)
  Returns and Payments.    As of the date hereof, Parent has filed all Tax Returns that it was required to file as of the date hereof. To the best of Parent's knowledge, all such Tax Returns were correct and complete in all material respects. Except as set forth on the Schedule 7.7 hereto, all Taxes owed by Parent (whether or not shown on any Tax Return) have been paid. Parent currently is not the beneficiary of any extension of time within which to file any Tax Return. Except as set forth on Schedule 7.7 hereto, no claim has ever been made by an authority in a jurisdiction where Parent does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no actual, pending or, to the best of Parent's knowledge, threatened liens, encumbrances or charges against any of the assets used in Parent's business arising in connection with any failure (or alleged failure) to pay any Tax. Except as set forth on Schedule 7.7 hereto, Parent has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party. Except as set forth on Schedule 7.7, neither Parent nor any of Parent's officers, directors, or employees responsible for taxes has knowledge of any facts that would lead them to expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. Except as set forth on the Schedule 7.7, there is no dispute or claim concerning any Tax liability of Parent either claimed or raised by any authority in writing or as to which any of Parent, or any of Parent's, officers, directors, or employees responsible for tax matters has knowledge based upon personal contact with any agent of such authority.

  (b)
  Affiliated Group.    Parent has not been a member of an affiliated group filing a consolidated federal income Tax Return or has any liability for the Taxes of any other person or entity under Treasury Regulations Section 1.1502-6 (or similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise. Parent is not a party to any Tax allocation or sharing agreement.

        7.8    Absence of Undisclosed Liabilities.    As of the Parent Balance Sheet date and the date hereof, Parent had and has no indebtedness, liabilities or obligations of any nature or kind, whether accrued, absolute, contingent or otherwise asserted or unasserted, and whether due or to become due (including, without limitation, potential liabilities relating to products or services provided by Parent or the conduct of Parent's Business prior to the Parent Balance Sheet date regardless of whether claims in respect thereof had been asserted as of such date), except liabilities which are reflected on the Financial Statements and the Parent Balance Sheet, are otherwise expressly disclosed in the Schedules to this Agreement or that have been incurred since the Parent Balance Sheet date in the ordinary course of business.

        7.9    Litigation.    Except as set forth on the Schedule 7.9 hereto, there are no suits, actions or administrative, arbitration or other proceedings or governmental investigations pending or threatened against or relating to Parent or Newco, their assets or businesses. Except as set forth on the Schedule 7.9, neither Parent nor Newco have otherwise been engaged as a party in any suit, action or administrative, arbitration or other proceeding. Parent and Newco have not entered into or been subject to any consent decree, compliance order or administrative order with respect to any of their assets or businesses. Except as set forth on Schedule 7.9, neither Parent nor Newco has received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim with respect to any of its assets or business. Neither Parent nor Newco has not been named by the U.S. Environmental Protection Agency or a state environmental agency as a potentially responsible party (or similar designation under applicable state law) in connection with any site at which hazardous substances, hazardous materials, toxic substances, oil or petroleum products have been released or are threatened to be released. There are no existing or threatened product liability, warranty or other similar claims, or any facts upon which a claim of such nature could be based, against Parent for services or products which are defective or fail to meet any service or product warranties. Neither Parent nor Newco is aware of any facts providing a basis for any matter addressed in this Section 5.12.

        7.10    Compliance with Laws.    To the best of Parent's and Newco's respective knowledge, neither Parent nor Newco is not in material violation of any laws, rules or regulations which apply to the conduct of their respective business or properties which violation has had or may be expected to have a material adverse effect on their respective assets or business' financial condition or results of operations. There has never been any citation, fine or penalty imposed, asserted or threatened against Parent or Newco under any foreign, federal, state, local or other law or regulation relating to employment, immigration, occupational safety, zoning or environmental matters and neither Parent nor Newco is aware of any circumstances, occurrences or conditions likely to result in the imposition or assertion of such a citation, fine or penalty, nor has Parent or Newco received any notice to the effect that Parent or Newco is in violation of any such laws or regulations.

        7.11    Finders' Fees.    Neither Parent nor Newco has not incurred or expects not to incur or become liable for any broker's commission or finder's fee relating to or in connection with the transactions contemplated by this Agreement.

        7.12    Authorizations.    Each of Parent and Newco has obtained and is in material compliance with all federal, foreign, state, provincial, municipal, local or other governmental consents, certifications, licenses, permits, registrations, grants and other authorizations (collectively the "Authorizations" and individually an "Authorization") which, to the best of their respective knowledge, are necessary to permit them to conduct their respective businesses as presently conducted and for which the failure to comply with has had or may be expected to have a material adverse effect on their respective business, financial condition or results of operations. No proceeding is pending or, is threatened in which any Person or governmental authority is seeking to revoke or deny the renewal of any Authorization.

        7.13    Employee Benefit Plans.    Neither Parent nor Newco has currently or previously had any employee benefit plans, as that term is defined in Section 3(2) and (3) of ERISA, fringe benefit plans, as that term is defined in Section 6039D(d) of the Code, welfare plan, as that term is defined in Section 3(1) of ERISA, Employee Benefit Plan as that term is defined under Section 401(a) or 401(k) of the Code, or group health plans (as defined in Section 607(1) of ERISA.

        7.14    Environmental Compliance; Disclosure of Environmental Information.    To the knowledge of Parent, Parent has no liability under nor has it ever violated any Environmental Law with respect to any property owned, operated, leased, or used by Parent and any facilities and operations thereon. In addition, to the best of Parent's knowledge, any property owned, operated, leased, or used by Parent, and any facilities and operations thereon are presently in material compliance with all applicable Environmental Laws. Parent has not entered into or been subject to any consent decree, compliance order or administrative order with respect to any environmental or health and safety matter or received any request for information, notice, demand letter, administrative inquiry, or formal or, to the best of Parent's knowledge, informal complaint or claim with respect to any environmental or health and safety matter or any enforcement of any Environmental Law; and Parent has no knowledge that any of the above will be forthcoming.

        7.15    Employees.    Parent is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. To the best of Parent's knowledge, Parent is in compliance with all applicable laws and regulations respecting labor, employment, fair employment practices, terms and conditions of employment and wages and hours. Except as set forth on the Schedule 7.15, there are no charges of employment or age discrimination, sexual harassment or unfair labor practices, claims by employees against Parent the asserted value of which exceeds $5,000 individually or $15,000 in the aggregate or strikes, slowdowns, stoppages of work or any other concerted interference with normal operations existing, pending or threatened against or involving Parent. No grievance which might have a material adverse effect on Parent or the conduct of its business or any arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor has been asserted. No collective bargaining agreement is in effect or is currently being or is about to be negotiated by Parent for the employees of the Business.

        7.16    Contracts.    All of Parent's material contracts are listed on Schedule 7.16 and, except as set forth thereon, none are subject to amendment, extension or other modification as of the date hereof and each is binding and enforceable in accordance with its terms and is in full force or effect without any default thereunder by Parent or, by any other party thereto.

        7.17    Transactions with Interested Persons.    Except as set forth in Parent's reports filed with the SEC, no officer, director or 5% shareholder of Parent, nor their spouse or children, owns, directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer or director or in another similar capacity of, any customer, competitor or supplier of Parent's business, or any organization which has a material contract or arrangement with Parent's business. Except as set forth in Parent's reports filed with the SEC, there are no material agreements or arrangements not contained herein, or disclosed in any Schedule hereto, to which any individual serving as director or officer or 5% shareholder of Parent, is a party relating to Parent's business.

        7.18    Completeness.    The representations, warranties and statements contained in this Agreement and in the certificates, exhibits and schedules delivered by Newco to Seller pursuant to this Agreement, when taken together, do not and shall not contain any untrue statement of a material fact, and do not and shall not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances in which they were made.

SECTION 8. CONDITIONS TO CLOSING

        8.1    Conditions to Closing—Seller's Obligation.    The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following contingencies on or before the Closing Date:

  (a)
  Representations and Warranties True; Performance of Obligations.    The representations and warranties made by Parent and Newco in Section 7 shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made as of such Closing Date, and Parent and Newco shall have performed all obligations and conditions herein required to be performed or observed by them on or prior to such Closing including delivering all of the documents specified in Section 4.2(a).

  (b)
  Legal Issuance.    On the Closing Date, the sale and issuance of the Parent Common Stock shall be legally permitted by all laws and regulations to which Parent is subject.

  (c)
  Consents, Permits, and Waivers.    Parent and Newco shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement including approvals and consents from government agencies necessary to consummate the transactions hereunder.

  (d)
  Filing of Amendments to the Articles of Incorporation and Bylaws.    Parent shall have filed with the Minnesota Secretary of State the Amendment to the Parent's Articles of Incorporation effectuating the amendments contemplated by the Shareholder Meeting and amended its Bylaws accordingly, if necessary.

  (e)
  Parent/Newco Schedule of Exceptions and Remaining Exhibits.    Parent and Newco shall have delivered to Seller and Majority Shareholder the Schedules required to be delivered by them hereunder and Exhibits, each of which shall be in form and substance reasonably satisfactory to Seller and Majority Shareholder.

  (f)
  Due Diligence Satisfaction.    Seller and Majority Shareholder shall have completed to their satisfaction their due diligence review of Parent and Newco and their businesses.

  (g)
  Consent of Seller's Shareholders.    Seller shall have obtained the required consent by its shareholders authorizing the transactions contemplated by this Agreement including providing its shareholders with notice of dissenter's rights under Section 302A.471 of the Minnesota Business Corporation Act.

        8.2    Parent and Newco's Obligation.    The obligation of Parent and Newco to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following contingencies on or before the Closing Date:

  (a)
  Representations and Warranties True; Performance of Obligations.    The representations and warranties made by Seller and Majority Shareholder in Sections 5 and 6 shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made as of such Closing Date, and Seller and Majority Shareholder shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such Closing including delivering all of the documents specified in Section 4.2(b).

  (b)
  Proxy Statement and Shareholder Meeting.    Parent shall have (a) filed a Proxy Statement with the SEC for the purpose of holding a meeting of Parent's shareholders to authorize the Amendment of Parent's Articles of Incorporation, (b) held the Shareholders Meeting as soon as practicable following the filing of the Proxy Statement with, and the approval thereof by, the SEC, and (c) filed with the Minnesota Secretary of State the Amendment of Parent's Articles of Incorporation.

  (c)
  Actions or Proceedings.    No action or proceeding by any Person shall have been instituted or threatened which (a) might have a material adverse effect on Seller, the Business or the Assets, or (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement, or the consummation of the transactions contemplated hereby or any integration of any part of the Business with those of Newco.

  (d)
  Consents, Permits, and Waivers.    Parent and Newco shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement including approvals and consents from government agencies necessary to consummate the transactions hereunder.

  (e)
  Auditable Financial Statements.    Parent's and Newco's independent auditors shall have determined that the Financial Statements can be audited to comply with Form 8-K and any other applicable SEC reporting requirements.

  (f)
  Due Diligence.    Newco and Parent have completed to their satisfaction their due diligence review of Seller and its business, finances and prospects.

  (g)
  Proceedings and Documents.    All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions or required to be delivered hereunder shall be reasonably satisfactory in substance and form to Parent and Newco and their counsel, and Parent and Newco and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

  (h)
  No Material Adverse Change.    No material adverse change shall have occurred and be continuing and no event shall have occurred which in the reasonable judgment of Parent and Newco may have a material adverse effect on the business operations, conditions (financial or otherwise) or prospects of the Business since the date of the Balance Sheet.

  (i)
  Schedules.    Seller and Majority Shareholder shall have delivered to Parent and Newco the Schedules required to be delivered by them hereunder and Exhibits, each of which shall be in form and substance reasonably satisfactory to Parent and Newco.

        10.2    Operations Pending Closing.    Until Closing or termination of this Agreement as provided below, Seller shall continue to operate the Business in the ordinary course of business and in a manner consistent with the Business's operations prior to execution of this Agreement. In addition, until Closing or termination of this Agreement as provided below, Seller and Majority Shareholder agree not to solicit, negotiate with or provide any information to any person, firm or entity other than Parent and Newco and their employees, accountants, attorneys and representatives regarding any acquisition of the Assets of the Business or capital stock of Seller or any merger or other business combination involving Seller or its Assets or capital stock.

        10.3    Termination of Agreement.    This Agreement may be terminated at any time prior to or on the Closing Date by either party upon written notice to the other party as follows:

          (a)  By Parent and Newco, if (i) any material term, condition or covenant of this Agreement to be complied with by Seller and Majority Shareholder shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by Parent and Newco; (ii) a material adverse change occurs in Seller's Business, Assets, financial condition or actual or anticipated results of operations or any substantial part of the Assets are destroyed by fire or other casualty; (iii) if there is a fact or condition with respect to Seller's Business, the Assets, properties, financial condition or actual or anticipated results of operations of Seller which materially or adversely affects the Business or Assets or the value or continuance of the Business; or (iv) any of the contingencies set forth in Section 8.2 shall not have been satisfied or fulfilled (unless waived in writing) including Parent and Newco, in their sole discretion, not being satisfied with their due diligence review pursuant to Section 8.2(f)

          (b)  By Seller and Majority Shareholder, if (i) any material term, condition or covenant of this Agreement to be complied with by Parent and Newco shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by Seller, or (ii) any of the contingencies set forth in Section 8.1 shall not have been satisfied or fulfilled (unless waived in writing) including Seller and Majority Shareholder, in their sole discretion, not being satisfied with their due diligence review pursuant to Section 8.1(f)

SECTION 9 POST-CLOSING OBLIGATIONS

        9.1    Current Reports under Securities Exchange Act of 1934.    Seller hereby acknowledges and agrees that Parent is required to file with the SEC, and Parent hereby agrees to file with the SEC, (a) within 15 calendar days of the Closing Date, a current report on Form 8-K disclosing the transaction contemplated hereby filing the Agreement as required by Form 8-K, and (b) within 75 calendar days of the Closing Date, an amendment to such Form 8-K to file audited financial statements and pro forma financial statements of Seller as required by Form 8-K.

SECTION 10. INDEMNIFICATION

        10.1    Materiality; Survival.    All representations, warranties, agreements, covenants and obligations herein or in any schedule, certificate or financial statement delivered by any party incident to the transactions contemplated hereby are material, shall be deemed to have been relied upon by the parties and shall survive the Closing hereof for a period of two (2) years. If written notice of a specific claim has been given pursuant to this Section 10 on or prior to the second anniversary of the Closing, then the relevant representation, warranty or covenant shall survive as to such claim until the claim has been finally resolved.

        10.2    Indemnification by Seller.

          (a)  Seller and Majority Shareholder, jointly but not severally, agree to defend, indemnify and hold Parent and Newco and their respective subsidiaries and affiliates and the persons serving as officers, directors, partners, employees or agents thereof harmless from and against any claims, damages, liabilities, losses, fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and expenses as the same are incurred; together referred to as "Losses") of any kind or nature whatsoever which may be sustained or suffered by any of them arising out of, based upon or in connection with any of the following matters:

    (i)
    A breach of any representation, warranty, agreement, covenant or obligation made by Seller or Majority Shareholder in this Agreement or in any Schedule, Exhibit, certificate or financial statement delivered hereunder or in connection herewith or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such representations, warranties or covenants; or

    (ii)
    Fraud in connection with the making by Seller or Majority Shareholder of any representation, warranty, covenant or obligation or an intentional misrepresentation by Seller or Majority Shareholder of any representation, warranty, covenant or obligation.

          (b)  Parent and/or Newco shall give prompt written notice to Seller and the Escrow Agent of any claim, liability or expense to which the indemnification obligations hereunder would apply. Such notice shall state the information then available regarding the amount of such claim, liability or expense and shall specify the provision or provisions of this Agreement under which the claim, liability or expense is asserted. The failure to promptly notify Seller and the Escrow Agent as provided above shall not relieve Seller of any liability hereunder except to the extent that the rights of Seller have been materially and adversely prejudiced as a result of the failure to give, or the delay in giving, such notice.

          (c)  If such indemnification claim, liability or expense is the subject of litigation, Seller shall have the right to participate at its own expense in the defense of any such litigation, or if in the opinion of Parent and/or Newco, the financial condition or business of the Business would not be impaired thereby, Parent and/or Newco may authorize Seller, if it so desires, to take over the defense of such litigation so long as such defense is expeditious and is undertaken by counsel reasonably acceptable to Parent and/or Newco. Otherwise, Parent and/or Newco will control the defense of such claim.

          (d)  Upon resolution of the indemnification claim, whether by final judicial decision after all periods for appeal have lapsed, settlement, arbitration decision or otherwise, Parent and/or Newco shall give Seller written notice of the Losses incurred by Parent and/or Newco with respect to the claim (the "Final Notice"). Thereafter, Seller shall have 30 days to give Parent and/or Newco written notice that it intends to dispute the amount of the claimed Losses. Within 30 days after receipt of said written notice, Parent and/or Newco shall attempt to settle the dispute with Seller. If the parties do not reach settlement of Parent's and/or Newco's claim within such 30 days, the dispute may at any time thereafter be submitted by either party to arbitration in Minneapolis, Minnesota, before three arbitrators, one of which is selected by Seller, one of which is selected by Parent and/or Newco and the third of which is selected by the first two arbitrators. The arbitration shall be conducted by the American Arbitration Association in accordance with the rules and procedures of the American Arbitration Association then in effect. The parties agree that the arbitrators' award (which shall be agreed to unanimously by the arbitrators) shall be final and binding upon them with respect to the dispute and may be entered in any court having jurisdiction thereof. All costs of the arbitration (including the reasonable legal expenses of all parties thereto) shall be borne by the parties in the amounts determined by the arbitrators, which shall base such determination upon the relative merits of the respective positions of the parties in the dispute. The judgment upon the award may be entered in any court having jurisdiction thereof. Following the resolution of such dispute by the arbitrators, Parent and/or Newco shall submit a copy of the arbitrators' award or decision to the Escrow Agent, which shall be entitled to rely upon such copy.

          (e)  Any claims as determined above in favor of Parent and/or Newco shall be resolved by cancellation of Escrowed Shares. If the Final Notice is given and is not disputed by Seller, or if an arbitrators' award on Parent's and/or Newco's claim is granted, then the shares to be canceled shall be valued (as if converted into Parent Common Stock) at the average of the high closing bid prices per share for the Parent Common Stock as reported by the OTC Bulletin Board (or such other exchange on which the Parent Common Stock may be listed) for the ten (10) trading days ending on the trading day immediately prior to the date of the Final Notice (if not disputed by Seller) or arbitrators' award (if disputed by Seller), as the case may be.

          (f)    Despite the above provisions of this subsection, Seller and Majority Shareholder may resolve any claim by paying cash to Parent and/or Newco. In such case, the shares of stock that otherwise would have been released from escrow to Parent and/or Newco for cancellation shall instead be released to Seller, and Parent and/or Newco shall join with Seller in so instructing the Escrow Agent.

          (g)  Notwithstanding anything to contrary in this Agreement, no Escrowed Shares shall be released by the Escrow Agent so long as Escrow Agent has received notice of an indemnifiable claim which has not been resolved pursuant to this Section 10.2.

          (h)  The aggregate liability of Seller or Majority Shareholder pursuant to Section 10.2 shall be limited to the value of Escrowed Shares pursuant to the terms and conditions of the Escrow Agreement.

        10.3    Indemnification by Parent and/or Newco.    Parent and Newco agree, jointly and severally, to defend, indemnify and hold Seller and its respective subsidiaries and affiliates and the persons serving as officers, directors, partners, employees or agents thereof harmless from and against any Losses of any kind or nature whatsoever which may be sustained or suffered by any of them arising out of, based upon or in connection with any of the following matters:

    (i)
    A breach of any representation, warranty, agreement, covenant or obligation made by Parent and/or Newco in this Agreement or in any Schedule, Exhibit, certificate or financial statement delivered hereunder or in connection herewith or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting a breach of such representations, warranties or covenants;

    (ii)
    Fraud in connection with the making by Parent and/or Newco of any representation, warranty, covenant or obligation or an intentional misrepresentation by Parent and/or Newco of any representation, warranty, covenant or obligation; or

The parties shall follow the same procedures set forth in Section 10.2 for any claim of indemnification asserted by Seller except that references to Escrow Agent, Escrow Shares and Escrow Agreement shall not apply. Parent agrees to issue up to 1,000,000 shares of Parent Common Stock for any indemnifiable claims of Seller or Majority Shareholder arising under Section 10.3. The aggregate liability of Parent pursuant to Section 10.3 shall be limited to such 1,000,000 shares of Parent Common Stock which shall be valued in the same manner as the Escrowed Shares will be valued pursuant to the terms and conditions of the Escrow Agreement.

SECTION 11. MISCELLANEOUS

        11.1    Fees and Expenses.    Except as otherwise provided herein, each of the parties to this Agreement will bear its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement. All sales and transfer taxes, fees and duties under applicable law (including all stock transfer taxes, fees and duties, if any) incurred in connection with this Agreement or the transactions contemplated thereby will be borne and paid by Seller.

        11.2    Confidentiality.    Seller and Shareholder acknowledge that Parent is a publicly traded company and agree that they will treat the existence and terms of this Agreement and the transactions contemplated hereby as strictly confidential and will not disclose them to any Person without the prior written consent of Parent or unless Parent publicly discloses such information.

        11.3    Law Governing.    This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without reference to the choice of law provisions thereof. The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Minnesota and of the United States of America located in the State of Minnesota in connection with any suit, action or proceeding relating to this Agreement and the transactions contemplated hereby (without, however, derogating from the exclusivity of the arbitration procedures set forth in Section 10.2(f) hereof) and agree not to commence any action, suit or proceeding relating thereto except in such courts.

        11.4    Notices.    All notices, requests, demands and other communications hereunder shall be deemed to have been duly given on the date delivered if delivered by hand, three days after being sent by certified or registered mail (postage prepaid and with return receipt requested), on the date delivered if by overnight courier service, on the date delivered if by telecopy or other written form of electronic confirmation:

To:	Parent:	Paul Crawford, Chief Executive Officer 65 Main Street S.E., Suite 141 Minneapolis, Minnesota 55414 (612) 362-8464 (fax)
With a copy to:		Vincent Ella, Esq.
Messerli & Kramer P.A. 150 South Fifth Street, Suite 1800 Minneapolis, Minnesota 55402 (612) 672-3777 (fax)
To:	Newco:	Paul Crawford, Chief Executive Officer 65 Main Street S.E., Suite 141 Minneapolis, Minnesota 55414 (612) 362-8464 (fax)
With a copy to:		Vincent Ella, Esq.
Messerli & Kramer P.A. 150 South Fifth Street, Suite 1800 Minneapolis, Minnesota 55402 (612) 672-3777 (fax)
To:	Seller:	Michael Hopkins, Chief Executive Officer 11633 Jefferson Highway Osseo, Minnesota 55369 (763) 315-3588 (fax)
With a copy to:		Susan M. Hermann, Esq.
Pedersen & Houpt 161 North Clark Street Suite 3100 Chicago, Illinois 60601 (312) 261-1120 (fax)

or to such other address of which any party may notify the other parties as provided above. Notices are effective upon receipt or, if mailed, five (5) business days after the placing thereof in the United States mail in the manner provided above.

        11.5    Entire Agreement.    This Agreement, including the Schedules and Exhibits referred to herein, constitutes the entire agreement between the parties with respect to its subject matters and supersedes all previous written or oral negotiations, commitments and writings; no promises, representations, understandings, warranties and agreements have been made by any of the parties hereto except as referred to herein or in such Schedules and Exhibits or in such other writings; and all inducements to the making of this Agreement relied upon by all the parties hereto have been expressed herein or in said Schedules or Exhibits or in such other writings.

        11.6    Assignability.    This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties named herein and their respective successors and permitted assigns; provided, however, that (a) an assignment of this Agreement may be made by Parent or Newco to an affiliate of Parent or Newco upon written notice to Seller and Majority Shareholder, although no such assignment shall relieve Parent or Newco of any liabilities or obligations under this Agreement and (b) this Agreement may not be assigned by Seller or Majority Shareholder without the prior written consent of Parent and Newco.

        11.7    Waivers; Severability.    The failure of any of the parties to this Agreement to require the performance of a term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder. If any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement will not be affected thereby, and the parties will use all reasonable efforts to substitute for such invalid, illegal or unenforceable provisions one or more valid, legal and enforceable provisions which, insofar as practicable, implement the purposes and intents hereof. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

        11.8    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

        11.9    Amendments.    This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance.

[SIGNATURE PAGES TO FOLLOW INTENTIONALLY]

        IN WITNESS WHEREOF, the undersigned have hereto affixed their signatures.

IQUNIVERSE, INC., a Minnesota corporation
By:	/s/ PAUL CRAWFORD Paul Crawford, Chief Executive Officer
IQUNIVERSE ACQUISITION, CORP., a Minnesota corporation
By:	/s/ PAUL CRAWFORD Paul Crawford, Chief Executive Officer
WIRELESS RONIN TECHNOLOGIES, INC., a Minnesota corporation
By:	/s/ MICHAEL HOPKINS Michael Hopkins, Chief Executive Officer
MAJORITY SHAREHOLDER:
/s/ JOHN BEHR John Behr

Exhibit B to Proxy Statement

Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act
Regarding Dissenters' Rights

Section 302A.471 Rights of dissenting shareholders.

        Subdivision 1. Actions creating rights.    A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

        (a)  An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

  (1)
  alters or abolishes a preferential right of the shares;

  (2)
  creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

  (3)
  alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

  (4)
  excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

        (b)  A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

        (c)  A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

        (d)  A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

        (e)  Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

        Subd. 2. Beneficial owners.    (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

        (b)  A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

        Subd. 3. Rights not to apply.    (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

        (b)  If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

        Subd. 4. Other rights.    The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

Section 302A.473 Procedures for asserting dissenters' rights.

        Subdivision 1. Definitions.    (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

        (b)  "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

        (c)  "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

        (d)  "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

        Subd. 2. Notice of action.    If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

        Subd. 3. Notice of dissent.    If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

        Subd. 4. Notice of procedure; deposit of shares.    (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

  (1)
  The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

  (2)
  Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

  (3)
  A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

  (4)
  A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

        (b)  In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

        Subd. 5. Payment; return of shares.    (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

  (1)
  the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

  (2)
  an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

  (3)
  a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

        (b)  The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

        (c)  If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

        Subd. 6. Supplemental payment; demand.    If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

        Subd. 7. Petition; determination.    If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

        Subd. 8. Costs; fees; expenses.    (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

        (b)  If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

        (c)  The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

 Exhibit C

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in the Proxy Statement of IQUniverse, Inc. of our report dated July 12, 2002 relating to the financial statements as of March 31, 2001 and 2002 and for the years then ended of IQUniverse, Inc. and of our report dated August 16, 2002 relating to the financial statements as of March 31, 2001 and 2002 and for the years then ended and for the period from March 23, 2000 through March 31, 2002 of Wireless Ronin Technologies, Inc. which appear in such Proxy by reference.

/s/ Schechter Dokken Kanter
        Andrews & Selcer Ltd.

Minneapolis, Minnesota
October 24, 2002

C-1

IQUNIVERSE, INC.

SPECIAL MEETING OF SHAREHOLDERS
Monday, November 18, 2002
4:00 p.m.
Neisen's Sports Bar
(Banquet Room)
4821 W. 123 Street
Savage, Minnesota

 IQUniverse, Inc.
65 Main Street S.E., Suite 141
Minneapolis, Minnesota 55414

COMMON STOCK PROXY

This proxy is solicited by the Board of Directors.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the Proxy will be voted "FOR" Proposals 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Paul D. Crawford, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

 See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to
 IQUniverse, Inc., c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

\/    Please detach here    \/

 The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of capital stock from 1,000,000 shares to 100,000,000 shares, $.001 par value.	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
	The approval of an amendment to the Statement of Designation of Preferences, Rights and Limitations authorizing the Series B Convertible Preferred Stock. Said amendment will eliminate the liquidation preferences granted Series B holders.	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
	The approval of an amendment to the Statement of Designation of Preferences, Rights and Limitations authorizing the Series C Convertible Preferred Stock. Said amendment will eliminate the liquidation preference granted Series C holders.	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	The undersigned authorizes the Proxies to vote in their discretion upon such other business as may properly come before the meeting.	☐ FOR	☐ AGAINST	☐ ABSTAIN
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.
Address Change? Mark Box	☐	Date
Indicate changes below:

Signature(s) in Box
Please sign your name exactly as it appears on this Proxy. If held in joint tenancy, EACH joint owner is requested to sign. Trustees, administrators, guardians, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

IQUNIVERSE, INC.

SPECIAL MEETING OF SHAREHOLDERS
Monday, November 18, 2002
4:00 p.m.
Neisen's Sports Bar
(Banquet Room)
4821 W. 123 Street
Savage, Minnesota

 IQUniverse, Inc.
65 Main Street S.E., Suite 141
Minneapolis, Minnesota 55414

SERIES B CONVERTIBLE PREFERRED STOCK PROXY

This proxy is solicited by the Board of Directors.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the Proxy will be voted "FOR" Proposals 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Paul D. Crawford, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

 See reverse for voting instructions.

VOTE BY MAIL OR FAX

Mark, sign and date your proxy card and return it in the envelope we've provided to IQ Universe, Inc., c/o Messerli & Kramer, Attn. Nancy Stevens, 150 South Fifth Street, Suite 1800, Minneapolis, MN 55402 or fax your proxy card to Nancy Stevens at (612) 672-3777.

 \/    Please detach here    \/

 The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of capital stock from 1,000,000 shares to 100,000,000 shares, $.001 par value.	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
	The approval of an amendment to the Statement of Designation of Preferences, Rights and Limitations authorizing the Series B Convertible Preferred Stock. Said amendment will eliminate the liquidation preferences granted Series B holders.	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
	The approval of an amendment to the Statement of Designation of Preferences, Rights and Limitations authorizing the Series C Convertible Preferred Stock. Said amendment will eliminate the liquidation preference granted Series C holders.	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	The undersigned authorizes the Proxies to vote in their discretion upon such other business as may properly come before the meeting.	☐ FOR	☐ AGAINST	☐ ABSTAIN
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.
Address Change? Mark Box	☐	Date
Indicate changes below:

Signature(s) in Box
Please sign your name exactly as it appears on this Proxy. If held in joint tenancy, EACH joint owner is requested to sign. Trustees, administrators, guardians, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

IQUNIVERSE, INC.

SPECIAL MEETING OF SHAREHOLDERS
Monday, November 18, 2002
4:00 p.m.
Neisen's Sports Bar
(Banquet Room)
4821 W. 123 Street
Savage, Minnesota

 IQUniverse, Inc.
65 Main Street S.E., Suite 141
Minneapolis, Minnesota 55414

SERIES C CONVERTIBLE PREFERRED STOCK PROXY

This proxy is solicited by the Board of Directors.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the Proxy will be voted "FOR" Proposals 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Paul D. Crawford, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

 See reverse for voting instructions.

VOTE BY MAIL OR FAX

Mark, sign and date your proxy card and return it in the envelope we've provided to IQ Universe, Inc., c/o Messerli & Kramer, Attn. Nancy Stevens, 150 South Fifth Street, Suite 1800, Minneapolis, MN 55402 or fax your proxy card to Nancy Stevens at (612) 672-3777.

 \/    Please detach here    \/

 The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of capital stock from 1,000,000 shares to 100,000,000 shares, $.001 par value.	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
	The approval of an amendment to the Statement of Designation of Preferences, Rights and Limitations authorizing the Series B Convertible Preferred Stock. Said amendment will eliminate the liquidation preferences granted Series B holders.	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
	The approval of an amendment to the Statement of Designation of Preferences, Rights and Limitations authorizing the Series C Convertible Preferred Stock. Said amendment will eliminate the liquidation preference granted Series C holders.	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	The undersigned authorizes the Proxies to vote in their discretion upon such other business as may properly come before the meeting.	☐ FOR	☐ AGAINST	☐ ABSTAIN
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.
Address Change? Mark Box	☐	Date
Indicate changes below:

Signature(s) in Box
Please sign your name exactly as it appears on this Proxy. If held in joint tenancy, EACH joint owner is requested to sign. Trustees, administrators, guardians, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.